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SECURITY INCOME FUND(R)
  - DIVERSIFIED INCOME SERIES
  - HIGH YIELD SERIES
  - INCOME OPPORTUNITY SERIES

SECURITY MUNICIPAL BOND FUND

SECURITY CASH FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in conjunction  with the Prospectus dated May 1, 2005, as it may be supplemented
from  time  to  time.  A  Prospectus   may  be  obtained  by  writing   Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling (785) 438-3000 or (800) 888-2461.  The financial  statements included in the Fund's December 31, 2004 Annual Report are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005, AS SUPPLEMENTED AUGUST 30, 2005
RELATING TO THE PROSPECTUS DATED MAY 1, 2005
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
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INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
Kansas City, Missouri 64105-2143

   Repurchase Agreements, Reverse Repurchase

   Diversified Income, High Yield, Income
     Opportunity and Municipal Bond Funds...................................  33
   Alternative Purchase Options.............................................  33
   Class A Shares...........................................................  33
   Security Diversified Income, Municipal Bond and Income

GENERAL INFORMATION

Security Income Fund, Security Municipal Bond Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March
21,  1980,  respectively,  are  registered  with  the  Securities  and  Exchange
Commission as investment  companies.  The name of Security  Municipal  Bond Fund
(formerly "Security Tax-Exempt Fund") was changed effective May 1, 1998 and that of Diversified  Income Series  (formerly "U.S.  Government  Series") was changed effective  February 4, 2000. Such registration  does not involve  supervision by the  Securities  and Exchange  Commission  of the  management or policies of the
Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the  investor,  must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")

Each of the Diversified Income Series  ("Diversified  Income Fund"),  High Yield
Series ("High Yield Fund") and Income  Opportunity  Series ("Income  Opportunity
Fund") of Security Income Fund,  Security  Municipal Bond Fund  ("Municipal Bond
Fund"),  and  Security  Cash  Fund  ("Cash  Fund")  (the  "Funds")  has  its own
investment  objective  and  policies  which are  described  below.  Professional investment advice is provided to each Fund by Security Management  Company,  LLC
(the "Investment  Manager").  While there is no present  intention to do so, the investment  objective and policies of each Fund,  unless otherwise noted, may be changed by its Board of Directors without the approval of shareholders.  Each of the  Funds  is also  required  to  operate  within  limitations  imposed  by its fundamental  investment  policies which may not be changed  without  shareholder approval.  These  limitations  are set  forth  below  under  "Investment  Policy
Restrictions."  An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY  INCOME FUND -- Security  Income Fund ("Income Fund") offers its shares in multiple Series,  each of which represents a different  investment  objective and which has its own identified  assets and NAVs. The investment  objectives of the Diversified  Income,  High Yield and Income Opportunity Funds of Income Fund
are each  described  below.  There are risks  inherent in the  ownership  of any security and there can be no assurance that such  investment  objectives will be achieved. Some of the risks are described below.

Income Fund makes no representation that the stated investment  objective of any
Series will be achieved.  Although  there is no present  intention to do so, the investment  objective  of any  Series of the Fund may be altered by the Board of
Directors without the approval of shareholders of the Series.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest  income with  security of  principal.  In pursuing its investment objective,  the Fund may engage in certain non-principal investment  strategies,  including  investment in: (i)  certificates  of deposit issued by a U.S.  branch of a  foreign  bank  ("Yankee  CDs");  (i) zero  coupon securities;  (iii) interest rate, index and total return swap  agreements;  (iv)
"inverse floating  obligations,"  "residual  interest bonds," or "interest-only"
(IO) and  "principal-only"  (PO) bonds; and (v) "reverse repurchase  agreements"
and "roll transactions." Yankee CDs and swap agreements are described in further detail under "Investment Methods and Risk Factors."

Yankee CDs are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated  in U.S.  dollars  and held in the  United  States.  Yankee  CDs are subject to somewhat different risks than are the obligations of domestic banks.

Zero coupon  securities are debt securities that pay no cash income but are sold at substantial  discounts from their face value.  Certain zero coupon securities also provide for the  commencement  of regular  interest  payments at a deferred date.

The Fund may invest up to 10% of its net assets in securities  known as "inverse floating  obligations,"  "residual interest bonds," or "interest-only"  (IO) and
"principal-only"  (PO) bonds,  the market values of which will generally be more volatile than the market values of most MBSs.

Additional  information  about certain of  Diversified  Income Fund's  principal investment  strategies  is set forth  below.  The Fund may buy and sell  futures contracts,  exchange-traded and over-the-counter put and call options, including index options,  securities options, and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of its total  assets.  The Fund may write only covered put and call options.

The Fund may  invest in higher  yielding  debt  securities  in the lower  rating
(higher risk) categories of the recognized rating services (commonly referred to as "junk  bonds");  however,  the Fund will  never hold more than 25% of its net assets in junk bonds, which includes  securities rated Ba or lower by Moody's or
BB or lower by S&P. Such bonds are regarded as  predominantly  speculative  with respect to the ability of the issuer to meet  principal  and interest  payments.
The Fund will not invest in junk bonds which are rated in default at the time of purchase.  However,  the  Investment  Manager will not rely  principally  on the ratings  assigned by the rating  services.  Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment  objective  may be more  dependent on the  Investment  Manager's  own credit analysis than would be true if investing in higher rated securities.

The Fund may purchase securities which are obligations of, or guaranteed by, the
Dominion of Canada or provinces  thereof and debt securities  issued by Canadian corporations.  Canadian  securities  will not be  purchased  if  subject  to the foreign interest equalization tax and unless payable in U.S. currency.

The Fund may also invest up to 25% of its net assets in debt  securities  issued by foreign  governments,  their  agencies  and  instrumentalities,  and  foreign corporations, provided that such securities are denominated in U.S. dollars.

Diversified  Income  Fund may  invest  not more than 10% of its total  assets in securities which are restricted as to disposition  under the federal  securities laws.  The  Fund may  purchase  without  regard  to this  limitation  restricted securities  which are  eligible  for  resale  pursuant  to Rule  144A  under the
Securities  Act of 1933 ("Rule 144A  Securities"),  subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
See  "Investment  Methods  and  Risk  Factors"  for a  discussion  of Rule  144A
Securities.

The Fund may invest without limit in investment grade MBSs,  including  mortgage pass-through securities and collateralized mortgage obligations (CMOs).

Diversified  Income Fund may purchase  securities on a "when issued" or "delayed delivery"  basis in  excess  of  customary  settlement  periods  for the type of security  involved.  Securities  purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement  date.  The Fund will segregate  cash or liquid  securities  equal in value to commitments for such when issued  securities.  Assets may be segregated by the Fund's custodian or on the Fund's books.

Diversified Income Fund may enter into "reverse repurchase agreements" and "roll transactions."  The Fund may borrow money from banks as a temporary  measure for emergency purposes or to facilitate redemption requests.  Borrowing is discussed in more detail under "Investment Methods and Risk Factors."

HIGH YIELD FUND.  The  investment  objective  of High Yield Fund is to seek high current income.  Capital appreciation is a secondary objective.  In pursuing its investment objective,  the Fund may engage in certain  non-principal  investment strategies,  including  investment  in: (i)  asset-backed  securities;  (i) zero coupon  securities;  (iii) securities known as "inverse  floating  obligations,"
"residual  interest  bonds," and "interest only" (IO) and "principal  only" (PO)
bonds;  and (iv) interest  rate,  total return and index swaps and related caps, floors and collars.

The Fund may invest up to 25% of its total  assets in MBSs,  including  mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may also invest in securities known as "inverse floating obligations," "residual interest  bonds," and "interest only" (IO) and "principal  only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs.  This is due to the fact that such  instruments are more sensitive to interest  rate  changes and to the rate of principal  prepayments  than are most other  MBSs.  For a  discussion  of MBSs  and the  risks  associated  with  such securities, see "Investment Methods and Risk Factors."

The Fund may invest up to 15% of its total assets in "asset-backed  securities,"
and up to 25% of its net assets in senior secured  floating rate corporate loans
("Senior Loans"). See "Investment Methods and Risk Factors."

Additional  information about certain of High Yield Fund's principal  investment strategies is set forth below.

The Fund may  invest up to 20% of its net  assets in common  stocks  (which  may include American Depositary Receipts "ADRs"),  warrants,  rights and index based securities.

High Yield Fund may invest up to 100% of its assets in debt securities  that, at the time of purchase,  are rated below investment grade ("high yield securities"
or "junk  bonds"),  which  involve a high  degree of risk and are  predominantly speculative.  For a  description  of debt ratings and a discussion  of the risks associated  with  investing  in junk  bonds,  see  "Investment  Methods and Risk
Factors."  Included  in the debt  securities  which  the Fund may  purchase  are convertible bonds, or bonds with warrants attached.

High Yield Fund may purchase  securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces  thereof and debt  securities  issued by
Canadian  corporations.  Canadian securities will not be purchased if subject to the foreign interest  equalization tax and unless payable in U.S.  dollars.  The
Fund may also invest in debt securities issued by foreign governments (including
Brady Bonds),  their  agencies and  instrumentalities  and foreign  corporations
(including those in emerging markets),  provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion  of the risks  associated  with  investing in foreign securities and emerging markets.

The Fund may invest in U.S. Government securities, including bills, certificates of  indebtedness,  notes and bonds  issued by the  Treasury  or by  agencies  or instrumentalities of the U.S. Government.

High Yield Fund may invest not more than 10% of its total  assets in  securities which are restricted as to disposition  under the federal  securities  laws. The
Fund may  purchase  without  regard to this  limitation  Rule  144A  Securities, subject to the Fund's  policy that not more than 15% of its total  assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary  settlement periods for the type of security  involved.  The
Fund may also purchase or sell  securities on a "forward  commitment"  basis and may enter into  "repurchase  agreements",  "reverse  repurchase  agreements" and
"roll  transactions."  The Fund may lend  securities  to  broker-dealers,  other institutions or other persons to earn additional income.

High Yield Fund may invest in real estate  investment trusts ("REITs") and other real estate industry  investments.  See the discussion of real estate securities under "Investment  Methods and Risk Factors." High Yield Fund may also invest in a  variety  of  investment  vehicles  that  seek to track  the  composition  and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

High Yield Fund may enter into  futures  contracts  (a type of  derivative)  (or options thereon) to hedge all or a portion of its portfolio,  as a hedge against changes in  prevailing  levels of  interest  rates or as an  efficient  means of adjusting  its  exposure  to the  bond  market.  The Fund  will not use  futures contracts  for  leveraging  purposes.  The Fund will  limit  its use of  futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's NAV. The Fund may purchase call and put options and write such options on a "covered"  basis.  The
Fund may also  enter into  interest  rate,  total  return,  and index  swaps and purchase or sell related caps, floors and collars.  See "Investment  Methods and
Risk  Factors"  for a  discussion  of the risks  associated  with these types of investments.

As an operating  policy,  the Fund will not purchase  securities on margin.  The
Fund may,  however,  obtain such  short-term  credits as are  necessary  for the clearance of purchases and sales of securities.  In addition, the Fund may enter into certain derivative  transactions,  consistent with its investment  program, which  require  the  deposit  of  "margin"  or a  premium  to  initiate  such  a transaction.  As an operating  policy,  the Fund will not loan its assets to any person or individual,  except by the purchase of bonds or other debt obligations customarily  sold to  institutional  investors.  The  Fund  may,  however,  lend portfolio  securities  as  described  in the  Prospectus  and this  Statement of
Additional   Information.   In  addition,  the  Fund  does  not  interpret  this
restriction as prohibiting  investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

The Fund's investment in warrants,  valued at the lower of cost or market,  will not exceed 5% of the Fund's net assets.  Included within this amount, but not to exceed 2% of the Fund's net assets,  may be warrants which are not listed on the
New York or American Stock Exchange.  Warrants  acquired by the Fund in units or attached to securities may be deemed to be without value.

Should the High Yield Fund  change its policy of  investing  at least 80% of its assets in the type of  investment  suggested by its name,  the Fund will provide shareholders at least 60 days notice prior to making the change.

INCOME OPPORTUNITY FUND. The investment  objective of Income Opportunity Fund is to seek a high  level  of  current  income.  The  following  paragraphs  provide additional information about the principal investment  strategies,  policies and practices of the Income Opportunity Fund.

In  addition  to its  investments  in  Senior  Loans and  other  corporate  debt securities  as  described in the  Prospectus,  the Income  Opportunity  Fund may
invest a portion of its assets in debt securities that, at the time of purchase, are rated below  investment  grade ("high yield  securities"  or "junk  bonds"), which  involve a high degree of risk and are  predominantly  speculative.  For a description  of debt  ratings  and a  discussion  of the risks  associated  with investing in junk bonds, see "Investment  Methods and Risk Factors." Included in
the debt securities which the Fund may purchase are convertible  bonds, or bonds with warrants attached.

The Income  Opportunity  Fund may  invest a portion  of its assets in  revolving credit facilities, debtor-in-possession financing, unsecured loans, subordinated loans,  and other  floating  rate debt  securities,  such as notes,  bonds,  and asset-backed  securities,  such as special  purpose  trusts  investing in Senior
Loans and other corporate debt securities.

The Income  Opportunity  Fund may enter into various  interest  rate hedging and risk  management  transactions.  Certain of these interest rate hedging and risk management  transactions  involve  derivative  instruments.  The Fund expects to enter  into  these  transactions  primarily  to seek to  preserve  a return on a particular investment or portion of its portfolio,  and may also enter into such transactions  to seek to protect against  decreases in the  anticipated  rate of return on floating or variable rate securities, including Senior Loans, the Fund owns or  anticipates  purchasing at a later date,  or for other risk  management strategies such as managing the effective  dollar-weighted  average  duration of the Fund's portfolio.  The Fund may also engage in hedging  transactions to seek to  protect  the value of its  portfolio  against  declines  in net asset  value resulting  from  changes  in  interest  rates or other  market  changes.  Market conditions  will  determine  whether  and in what  circumstances  the Fund would employ any of the hedging and risk management  techniques  described  below. The successful  utilization  of hedging and risk  management  transactions  requires skills  different  from those needed in the selection of the Income  Opportunity
Fund's portfolio  securities.  The Income  Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may engage in credit derivative transactions.  Default risk derivatives are linked to the price of reference  securities or loans after a default by the issuer or borrower,  respectively.  Market spread  derivatives  are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security,  loan or index. There are three basic  transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks  different  from those  associated  with ordinary  portfolio  security transactions.

The Income  Opportunity Fund may invest up to 5% of its assets in credit default swap transactions (as measured by the notional amounts of the swaps),  including credit-linked notes (described below) for hedging and investment  purposes.  The
"buyer" in a credit  default  swap  contract is  obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying  reference  obligation has occurred.  If an event of default  occurs,  the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either
"physical  delivery"  settled or "cash" settled.  Physical  delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference  asset.  Cash settled  entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference  asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The  Income  Opportunity  Fund may be  either  the  buyer or  seller in a credit default swap transaction and generally will be a buyer in instances in which the
Fund actually owns the  underlying  debt security and seeks to hedge against the risk of  default in that debt  security.  If the Fund is a buyer and no event of default  occurs,  the Fund will have made a series of periodic  payments  (in an amount more or less than the value of the cash flows  received on the underlying debt security) and recover  nothing of monetary value.  However,  if an event of default occurs, the Income Opportunity Fund (if the buyer) will receive the full notional  value of the  reference  obligation  either  through a cash payment in exchange  for such asset or a cash  payment in addition to owning the  reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular  debt security  and, as a seller,  the Income  Opportunity  Fund receives  a fixed  rate of income  throughout  the term of the  contract,  which typically is between six months and five years,  provided that there is no event of default.  The Income  Opportunity  Fund will segregate  assets in the form of cash and cash  equivalents  in an amount equal to the aggregate  market value of the credit default swaps of which it is the seller,  marked to market on a daily basis.  If an event of default  occurs,  the seller  must pay the buyer the full notional value of the reference  obligation  through either physical  settlement and/or cash settlement.  Credit default swap transactions  involve greater risks than if the Income  Opportunity  Fund had invested in the  reference  obligation directly.

When the Income  Opportunity  Fund  purchases  credit  default swap contracts in order to hedge against the risk of default of debt  securities  it holds,  it is subject to the risk that the swap may expire  worthless  and would only generate income  in the  event of an  actual  default  by the  issuer  of the  underlying obligation  (as opposed to a credit  downgrade or other  indication of financial instability).  It also  involves  credit  risk -- that  the  seller  may fail to satisfy its payment obligations to the Income Opportunity Fund in the event of a default.

As a non-principal  investment strategy,  the Income Opportunity Fund may invest
in   credit-linked   notes.   Credit-linked   notes  are  securities   that  are
collateralized  by one or more credit  default swaps on corporate  credits.  The difference  between a credit default swap and a  credit-linked  note is that the buyer of a credit-linked  note receives the principal payment from the seller at the time the contract is  originated.  Through the  purchase of a  credit-linked note, the buyer assumes the risk of the reference  asset and funds this exposure through the purchase of the note.  The buyer takes on the exposure to the seller to the full  amount of the  funding it has  provided.  The seller has hedged its risk on the reference asset without  acquiring any additional  credit  exposure.
The Income  Opportunity Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked  notes  are  subject  to  credit  risk  of the  corporate  credits underlying the credit default swaps. If one of the underlying  corporate credits defaults,  the  Income  Opportunity  Fund  may  receive  the  security  that has defaulted,  and  the  Fund's  principal  investment  would  be  reduced  by  the difference between the original face value security and the current value of the defaulted  security.  Credit-linked  notes are  typically  privately  negotiated transactions  between two or more parties. The Income Opportunity Fund bears the risk that the issuer of the credit-linked  note will default or become bankrupt.
The Fund bears the risk of loss of its  principal  investment,  and the periodic interest  payments expected to be received for the duration of its investment in the credit-linked  note. The Income  Opportunity  Fund's  sub-adviser  currently considers credit default swaps and credit-linked notes to be illiquid.

SECURITY MUNICIPAL BOND FUND -- The investment  objective of Municipal Bond Fund is to obtain as high a level of  interest  income  exempt from  regular  federal income taxes as is consistent with  preservation of  shareholders'  capital.  In pursuing its investment objective,  the Fund may engage in certain non-principal investment strategies,  including: (i) investment in zero coupon securities; and
(ii) the purchase and sale of futures contracts as discussed below.

Zero coupon  securities are debt securities that pay no cash income but are sold at substantial  discounts from their face value.  Certain zero coupon securities also provide for the  commencement  of regular  interest  payments at a deferred date.

Municipal  Bond  Fund  may  purchase  or  sell  futures  contracts  on (a)  debt securities that are backed by the full faith and credit of the U.S.  Government, such as long-term U.S.  Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term  municipal  bonds,  and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal  obligations.  It is not presently anticipated that any of these  strategies will be used to a significant  degree by the Fund.
For further information regarding futures contracts, see "Investment Methods and
Risk Factors."

Additional   information  about  certain  of  Municipal  Bond  Fund's  principal investment strategies is set forth below.

The  tax-exempt  securities in which  Municipal  Bond Fund invests  include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia,  and their political  subdivisions, agencies,  authorities and instrumentalities,  including multi-state agencies or authorities.  These securities are referred to as "municipal securities" and are described in more detail below.

Municipal  Bond  Fund's  investments  in  municipal  securities  are  limited to securities of "investment  grade" quality,  that is securities  rated within the four highest  rating  categories of Moody's (Aaa,  Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch  (AAA,  AA, A, BBB),  except  that the Fund may  purchase  unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S.  government or are  short-term municipal  securities (those having a maturity of less than one year) of issuers having  outstanding  at the time of purchase an issue of municipal  bonds having one of  the  four  highest  ratings,  or  (ii)  where,  in  the  opinion  of the
Sub-Adviser,  Salomon  Brothers  Asset  Management  Inc,  the unrated  municipal securities are  comparable in quality to those within the four highest  ratings.
However,  Municipal  Bond Fund will not purchase an unrated  municipal  security
(other than a security  described  in (i) above) if, after such  purchase,  more than 20% of the Fund's total assets would be invested in such unrated  municipal securities.

With  respect to rated  securities,  there is no  percentage  limitation  on the amount of  Municipal  Bond Fund's  assets  which may be  invested in  securities within any  particular  rating  classification.  A description of the ratings is contained in Appendix B to the Prospectus.

Although   Municipal  Bond  Fund  invests  primarily  in  municipal  bonds  with maturities  greater than one year,  it also will invest for various  purposes in short-term  (maturity equal to or less than one year)  securities  which, to the extent practicable,  will be short-term  municipal  securities.  (See "Municipal
Securities,"  below.) Short-term  investments may be made, pending investment of funds in municipal  bonds,  in order to maintain  liquidity  to meet  redemption requests,  or to maintain a temporary  "defensive"  investment position when, in the opinion of the  Investment  Manager,  it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive"
position,  investments in short-term  municipal  securities  will represent less than 20% of the Fund's total assets.

From time to time,  on a  temporary  basis,  Municipal  Bond Fund may  invest in fixed-income obligations on which the interest is subject to federal income tax.
Except when the Fund is in a temporary "defensive"  investment position, it will not  purchase  a taxable  security  if, as a result,  more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist  of  obligations  issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities,  commercial  paper rated A-1 by S&P,  Prime-1 by
Moody's or F-1 by Fitch,  corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by  Moody's,  certificates  of deposit or bankers'  acceptances  of domestic  banks or thrifts  with at least $2 billion  in assets,  or  repurchase agreements  with  such  banks or with  broker/dealers.  Municipal  Bond Fund may invest  its  assets  in  bank  demand  accounts,  pending  investment  in  other securities or to meet potential  redemptions or expenses.  Repurchase agreements may be entered into with respect to any  securities  eligible for  investment by the Fund, including municipal securities.

Municipal Bond Fund may invest in repurchase agreements. Municipal Bond Fund may not enter into a repurchase  agreement  having more than seven days remaining to maturity if, as a result,  such  agreements,  together with any other securities which are  illiquid or not  readily  marketable,  would  exceed 10% of the total
assets  of  the  Fund.  See  the  discussion  of  repurchase   agreements  under
"Investment Methods and Risk Factors."

Municipal  Bond Fund may  borrow  money from banks as a  temporary  measure  for emergency purposes or to facilitate redemption requests.  Borrowing is discussed in more detail under "Investment  Methods and Risk Factors." Pending  investment in  securities  or to  meet  potential  redemptions,  the  Fund  may  invest  in certificates  of deposit,  bank demand  accounts and high  quality  money market instruments.

See Appendix B to the Prospectus for a further  description of Moody's,  S&P and
Fitch ratings relating to municipal securities. As noted earlier, when Municipal
Bond  Fund is in a  temporary  "defensive"  position,  there  is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES.

MUNICIPAL  BONDS.  Municipal bonds are debt  obligations  which generally have a maturity  at the time of issue in excess of one year.  They are issued to obtain funds for various public  purposes,  including  construction  of a wide range of
public  facilities  such  as  bridges,   highways,   housing,   hospitals,  mass
transportation,  schools,  streets,  and  water and sewer  works.  Other  public purposes  for which  municipal  bonds may be issued  include  the  refunding  of outstanding  obligations,  obtaining  funds for general  operating  expenses and obtaining  funds  to  loan to  other  public  institutions  and  facilities.  In addition,  certain  types of  industrial  development  bonds and  other  private activity bonds are issued by or on behalf of public  authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

The two principal  classifications  of municipal bonds are "general  obligation"
and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full  faith,  credit and taxing  power for the payment of  principal  and interest.  Revenue  bonds are  payable  only from the  revenues  derived  from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source.  Revenue  securities may include private  activity  bonds.  Such  bonds  may be  issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently  related directly to the credit standing of private  corporations  or other entities.  In addition,  the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted  with respect to the  proportion of its assets that may be invested in such obligations.  Accordingly,  the Fund may not be a suitable  investment  vehicle for individuals or corporations  that are subject to the federal  alternative  minimum tax.  Municipal  Bond Fund will not invest  more than 5% of its net assets in  securities  where the  principal  and interest are the  responsibility of a private  corporation or other entity which has, including predecessors, less than three years' operational history.

There are,  depending on numerous  factors,  variations in the risks involved in holding municipal securities, both within a particular rating classification and between  classifications.  The market values of outstanding municipal bonds will vary as a result of the  rating of the issue  and  changing  evaluations  of the ability of the issuer to meet  interest  and  principal  payments.  Such  market values will also change in response to changes in the interest  rates payable on new issues of municipal  bonds.  Should such interest  rates rise, the values of outstanding  bonds,  including  those held in Municipal  Bond Fund's  portfolio, would decline;  should such interest  rates  decline,  the values of outstanding bonds would increase.

As a result of litigation or other  factors,  the power or ability of issuers of municipal  securities  to pay  principal  and/or  interest  might  be  adversely affected.  Municipal  securities  are subject to the  provisions of  bankruptcy, insolvency and other laws  affecting the rights and remedies of creditors,  such as the  Federal  Bankruptcy  Code,  and laws,  if any,  which may be  enacted by
Congress or state  legislatures  extending  the time for payment of principal or interest  or both,  or  imposing  other  constraints  upon  enforcement  of such obligations or upon the power of municipalities to levy taxes.

Municipal  Bond Fund may  invest  without  percentage  limitations  in issues of municipal securities which have similar characteristics, such as the location of their  issuers  in the same  geographic  region or the  derivation  of  interest payments  from  revenues on similar  projects  (for  example,  electric  utility systems,  hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state.
However,  it may not invest more than 25% of its total  assets in one  industry.
(See "Investment Policy  Restrictions.")  Consequently,  the Fund's portfolio of municipal  securities may be more susceptible to the risks of adverse  economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

Interest on certain types of private activity bonds (for example, obligations to finance  certain  exempt  facilities  which may be leased to or used by  persons other than the issuer) will not be exempt from federal  income tax when received by "substantial  users" or persons related to "substantial  users" as defined in the Internal Revenue Code. The term  "substantial  user" generally  includes any
"non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private  activity  bonds.  Municipal Bond Fund may invest  periodically  in private  activity bonds and,  therefore,  may not be an appropriate  investment for entities which are  substantial  users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual  will not be a related  person of a  substantial  user under the Code unless the person or his immediate family (spouse,  brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

From  time to time,  proposals  have been  introduced  before  Congress  for the purpose of  restricting  or  eliminating  the federal  income tax  exemption for interest on future  issues of  municipal  securities.  It can be  expected  that similar  proposals  may be  introduced  in the future.  If such a proposal  were enacted,  the  availability of municipal  securities for investment by Municipal
Bond Fund and the  value of the  Fund's  portfolio  would be  affected.  In that event,  the  Directors  would  reevaluate  the Fund's  investment  objective and policies.

WHEN-ISSUED  PURCHASES.  From time to time, in the ordinary  course of business,
Municipal  Bond Fund may  purchase  municipal  securities  on a  when-issued  or delayed  delivery  basis--i.e.,  delivery  and payment can take place a month or more after the date of the transactions.  Securities so purchased are subject to market  fluctuation and no interest accrues to the purchaser during this period.
At the time the Fund makes the commitment to purchase a municipal  security on a when-issued  or delayed  delivery  basis,  it will  record the  transaction  and thereafter  reflect the value, each day, of the security in determining its NAV.
Municipal Bond Fund will also segregate cash or liquid securities equal in value to commitments for such when-issued or delayed delivery  securities.  Assets may be segregated by the Fund's  custodian or on the Fund's  books.  Municipal  Bond
Fund does not believe that its NAV or income will be  adversely  affected by its purchase of municipal  securities on a when-issued  or delayed  delivery  basis.
Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities  from available cash flow, use of the cash (or liquidation of securities)  held in the segregated  account or sale of other  securities.  Although it would not normally  expect to do so, the Fund also may  meet  its  obligation  from  the  sale of the  when-issued  securities themselves  (which  may have a current  market  value  greater  or less than the
Fund's payment obligation).  Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains,  which are not exempt from federal income tax.

PUTS OR STAND-BY  COMMITMENTS.  Municipal Bond Fund may purchase,  from banks or broker/dealers,  municipal  securities  together  with the right to  resell  the securities  to the seller at an  agreed-upon  price or yield  within a specified period prior to the maturity date of the  securities.  Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by  commitment" on the  part of the  seller.  The  price  which  the Fund  pays  for the  municipal securities with puts generally is higher than the price which otherwise would be paid for the  municipal  securities  alone.  Municipal  Bond  Fund uses puts for liquidity  purposes  in order to permit  it to remain  more  fully  invested  in municipal  securities  than would  otherwise  be the case by  providing  a ready market for certain municipal securities in its portfolio at an acceptable price.
The put  generally  is for a shorter  term than the  maturity  of the  municipal security and does not  restrict in any way the Fund's  ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal  securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations  or rulings of the Internal  Revenue Service (IRS).  The IRS has issued a ruling  (Rev.  Rul.  82-144) in which it  determined  that a  regulated investment  company was the owner,  for tax  purposes,  of municipal  securities subject to puts (with the result  that  interest on those  securities  would not lose its tax-exempt  status when paid to the company).  The IRS position in Rev.
Rul. 82-144 relates to a particular  factual  situation,  in which (i) the price paid for the puts  was in  addition  to the  price of the  municipal  securities subject  to the puts,  (ii) the puts  established  the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying  securities by the Fund,  (iv) the puts were for periods substantially less than the terms of the underlying securities,  (v) the puts  did  not  include  call  arrangements  or  restrict  the  disposal  of the underlying  securities  by the  Fund  and  gave  the  seller  no  rights  in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the  likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero,  regardless of whether  any  direct or  indirect  consideration  was paid.  Amounts  paid by
Municipal  Bond Fund for a put will be reflected as unrealized  depreciation  in the underlying  security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put.  There is a risk  that the  seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

SHORT-TERM  MUNICIPAL  SECURITIES.  Although  Municipal  Bond  Fund's  portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from  time to time for  defensive  purposes,  a  portion  of its  assets  may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

Short-term  municipal  securities  consist  of  short-term  municipal  notes and short-term  municipal loans and obligations,  including  municipal paper, master demand notes and variable-rate demand notes.  Short-term municipal notes include tax  anticipation  notes  (notes  issued in  anticipation  of the receipt of tax funds),  bond anticipation notes (notes issued in anticipation of receipt of the proceeds  of bond  placements),  revenue  anticipation  notes  (notes  issued in anticipation  of the receipt of revenues  other than taxes or bond  placements), and  project  notes  (obligations  of  municipal  housing  agencies on which the payment of  principal  and interest  ordinarily  is backed by the full faith and credit of the U.S.  government).  Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an  arrangement  under which the Fund  participates  in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts  maintained  by the Fund in an account with the bank are provided to the municipal  borrower  and  payments of  interest  and  principal  on the note are credited to the Fund's account.  Interest rates on master demand notes typically are tied to market  interest  rates,  and  therefore may  fluctuate  daily.  The amounts  borrowed  under these  notes may be repaid at any time by the  borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand  notes are  tax-exempt  obligations  which are  payable by the  municipal issuer at par value plus accrued  interest on demand by the Fund (generally with three to ten days'  notice).  If no demand  is made,  the note will  mature on a specified  date from one to thirty years from its issuance.  Payment on the note may be backed by a  stand-by  letter of  credit.  The yield on a  variable  rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that  applicable  to a master  demand  note).
Variable-rate  demand  notes  typically  are  callable  by the  issuer  prior to maturity.

Where  short-term  municipal  securities are rated, the Municipal Bond Fund will limit its investments to "high quality"  short-term  securities.  For short-term municipal notes this includes  ratings of SP-2 or better by S&P, MIG 2 or better
(or VMIG-2 or better,  in the case of variable  rate demand notes) by Moody's or
F-2 or better by Fitch;  for municipal paper this includes A-2 or better by S&P,
Prime-2  or better by  Moody's  or F-2 or  better by Fitch.  Unrated  short-term municipal  securities will be included  within the Fund's overall  limitation on investments in unrated municipal  securities.  This limitation provides that not more than 20% of  Municipal  Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal  and interest by the full faith and credit of the U.S.  government  or are issued by an issuer having  outstanding  an issue of municipal  bonds within one of the four highest ratings classifications.

Municipal  Bond Fund also may engage to a limited  extent in  portfolio  trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market  rise (a decline  in  interest  rates) and later  sold.  In  addition,  a
security  may  be  sold  and  another  of   comparable   quality   purchased  at
approximately  the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities.
These  yield  disparities  may occur for  reasons  not  directly  related to the investment  quality of a  particular  issue or the general  movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

Should the  Municipal  Bond Fund change its policy of  investing at least 80% of its net assets in the type of  investment  suggested by its name,  the Fund will provide shareholders at least 60 days notice prior to making the change.

SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current  income as is  consistent  with  preservation  of  capital  and liquidity. No assurances can be given that Cash Fund will achieve its objective.
Money market instruments in which Cash Fund may invest consist of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United  States  Government  or its agencies  (such as the Small
Business  Administration,  the Federal  Housing  Administration  and  Government
National Mortgage  Association) or instrumentalities  (such as Federal Home Loan
Banks and Federal Land Banks) and  instruments  fully  collateralized  with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal  Deposit  Insurance  Corporation  and  instruments  fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's  or AAA or AA or better by S&P,  subject to the  limitations  on  investment in  instruments  in the  second-highest  rating category, discussed below.

Cash Fund may invest in  certificates  of deposit  issued by banks or other bank demand  accounts,  pending  investment in other  securities or to meet potential redemptions or expenses.

Cash Fund may invest only in U.S. dollar  denominated  money market  instruments that present  minimal  credit risk and, with respect to 95% of its total assets, measured  at the  time of  investment,  that  are of the  highest  quality.  The
Investment  Manager will determine  whether a security  presents  minimal credit risk under procedures adopted by the Fund's Board of Directors.  A security will be considered to be highest quality (1) if rated in the highest rating category,
(e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized  statistical  rating  organizations  ("NRSRO's") or, (ii) if rated by only one NRSRO,  by that NRSRO;  (2) if issued by an issuer that has  short-term debt  obligations of comparable  maturity,  priority,  and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated  security that is of comparable quality to a security  in the  highest  rating  category  as  determined  by the
Investment Manager and whose acquisition is approved or ratified by the Board of
Directors.  With  respect  to 5% of its total  assets,  measured  at the time of investment,  Cash Fund may also invest in money market  instruments  that are in the second-highest  rating category for short-term debt obligations (e.g., rated
Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered  to be in the  second-highest  rating  category  under  the  criteria described  above with respect to  instruments  considered  highest  quality,  as applied to instruments in the second-highest rating category.  See Appendix A to the  Prospectus  for a  description  of the principal  types of  securities  and instruments  in which the Fund will invest as well as a description of the above mentioned ratings.

Cash Fund may not invest more than 5% of its total assets,  measured at the time of  investment,  in the  securities  of any one issuer  that are of the  highest quality  or more  than the  greater  of 1% of its total  assets  or  $1,000,000, measured at the time of investment,  in securities of any one issuer that are in the  second-highest  rating category,  except that these  limitations  shall not apply to U.S. Government  securities.  The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that  are of  the  highest  quality,  provided  that  the  Fund  does  not  have outstanding  at any time more  than one such  investment.  In the event  that an instrument acquired by Cash Fund is downgraded,  the Investment  Manager,  under procedures approved by the Board of Directors, (or the Board of Directors itself if the  Investment  Manager  becomes  aware that a security has been  downgraded below the  second-highest  rating  category and the Investment  Manager does not dispose of the  security  within five  business  days) shall  promptly  reassess whether such security  presents minimal credit risk and determine whether or not to retain the instrument,  or Investment  Manager may forego the reassessment of credit risk if the security is disposed of or matures  within five business days of downgrade and the Board is subsequently  notified of the Investment Manager's actions.  In the event that an instrument  acquired by Cash Fund ceases to be of the quality that is eligible for the Fund,  the Fund shall  promptly  dispose of the  instrument in an orderly  manner  unless the Board of Directors  determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above  types of  securities  subject to repurchase agreements.  A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution,  such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified  price and at a fixed time in the future,  usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's net assets will be  invested  in illiquid  assets,  which  include  repurchase  agreements  with maturities of more than seven days. See the discussion of repurchase  agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow  money  from banks as a  temporary  measure  for  emergency purposes or to facilitate  redemption  requests.  Borrowing is discussed in more detail  under  "Investment  Methods and Risk  Factors."  Pending  investment  in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed  investment contracts ("GICs") issued by insurance companies,  subject to the Fund's policy that not more than 10% of the
Fund's net assets will be invested in illiquid  assets.  See the  discussion  of
GICs under "Investment Methods and Risk Factors."

Certain of the securities acquired by Cash Fund may be Rule 144A Securities. See the  discussion  of Rule 144A  Securities  under  "Investment  Methods  and Risk
Factors."

VARIABLE RATE INSTRUMENTS.  Cash Fund may invest in instruments  having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments").  The interest rate on a Variable
Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective  standard  such as a bank's prime rate or the 91-day U.S.  Treasury
Bill rate. Cash Fund does not purchase  certain  Variable Rate  Instruments that have a preset cap above which the rate of interest may not rise. Generally,  the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate  obligations.  Cash Fund determines the maturity of Variable Rate
Instruments  in accordance  with Rule 2a-7 under the  Investment  Company Act of
1940 (the "Investment  Company Act") which allows the Fund generally to consider the maturity date of such  instruments to be the period remaining until the next readjustment  of the interest  rate rather than the maturity date on the face of the instrument.

While  Cash Fund does not  intend to  engage in  short-term  trading,  portfolio securities  may be sold without regard to the length of time that they have been held. A portfolio  security could be sold prior to maturity to take advantage of new investment  opportunities  or yield  differentials,  or to preserve gains or limit losses due to changing economic  conditions or the financial  condition of the  issuer,  or for other  reasons.  While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since  brokerage  commissions are not normally  paid  in  connection  with  the  purchase  or  sale  of  money  market instruments.

Cash Fund will invest in money market  instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with  preservation of capital and liquidity.  While investing only in high quality money market instruments, investment in Cash Fund is not without risk.  The market value of fixed  income  securities  is  generally  affected by changes in the level of interest  rates.  An  increase  in  interest  rates will generally reduce the market value of fixed income investments,  and a decline in interest rates will  generally  increase  their value.  Instruments  with longer maturities are subject to greater  fluctuations  in value from general  interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per share. To reduce the effect of fluctuating interest rates on the NAV of its  shares,  Cash Fund  intends to  maintain  a weighted  average maturity  in its  portfolio  of not more than 90 days.  In  addition  to general market risks, Cash Fund's investments in non-government  obligations are subject to the ability of the issuer to satisfy its obligations.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the sections of the Prospectus  entitled "Funds' Principal  Investment  Strategies,"
"Principal  Risks" and  "Investment  Policies  and  Management  Practices."  The
following is a description of certain additional risk factors related to various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

GENERAL  RISK  FACTORS -- The NAV of each of  Diversified  Income,  High  Yield,
Income Opportunity and Municipal Bond Funds is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions.  The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate  movements.  In other words,  bond prices  generally fall as interest rates rise and generally  rise as interest  rates fall.  Longer term bonds held by the
Funds are subject to greater  interest rate risk. There is no assurance that any
Fund will achieve its investment objective.

REPURCHASE  AGREEMENTS,  REVERSE REPURCHASE  AGREEMENTS AND ROLL TRANSACTIONS --
Each of the Funds may enter into repurchase  agreements.  Repurchase  agreements are  transactions  in which the  purchaser  buys a debt  security from a bank or recognized securities dealer and simultaneously  commits to resell that security to the bank or dealer at an agreed upon price,  date and market rate of interest unrelated to the coupon rate or maturity of the purchased  security.  Repurchase agreements  are  considered  to be  loans  which  must be  fully  collateralized including  interest  earned thereon during the entire term of the agreement.  If the  institution  defaults  on the  repurchase  agreement,  the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller,  realization  on the  collateral  by the Fund may be delayed or limited and the Fund may incur  additional  costs.  In such case, the
Fund will be subject to risks  associated  with  changes in market  value of the collateral securities. The Fund intends to enter into repurchase agreements only with  banks  and  broker/dealers  believed  to  present  minimal  credit  risks.
Accordingly,  the Funds  will  enter into  repurchase  agreements  only with (a)
brokers  having  total  capitalization  of at least $40  million  and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital  equal to 6% of  aggregate  debit  balances,  or (b) banks having at least $1 billion  in assets  and a net worth of at least $100  million as of its most recent annual report.  In addition,  the aggregate  repurchase price of all repurchase  agreements  held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

Each of the High Yield,  Income  Opportunity,  and Diversified  Income Funds may
also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the
Fund would sell securities and agree to repurchase them at a particular price at a future date.  Reverse  repurchase  agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities  under a reverse  repurchase  agreement  files for bankruptcy  or becomes  insolvent,  such buyer or its  trustee or  receiver  may receive  an  extension  of time to  determine  whether  to  enforce  the  Fund's obligation to repurchase the  securities,  and the Fund's use of the proceeds of the reverse  repurchase  agreement may  effectively  be restricted  pending such decision.

Each of the High Yield and Diversified  Income Funds also may enter into "dollar rolls," in which the Fund sells  fixed  income  securities  for  delivery in the current month and simultaneously  contracts to repurchase  substantially similar
(same type,  coupon and maturity)  securities on a specified future date. During the roll period,  the Fund would  forego  principal  and  interest  paid on such securities.  The Fund would be compensated by the difference between the current sales price and the  forward  price for the future  purchase,  as well as by the interest  earned  on the cash  proceeds  of the  initial  sale.  The  Fund  will segregate  cash or  liquid  securities  in an  amount  sufficient  to cover  its obligation under "roll" transactions and reverse repurchase  agreements.  Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING  -- Each of the Funds  may  borrow  money  from  banks as a  temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be  advantageous  for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and Diversified Income Fund, High Yield Fund and
Income  Opportunity  Fund may borrow through reverse  repurchase  agreements and
"roll"  transactions,  in connection with meeting requests for the redemption of
Fund shares.  As an operating policy,  each Fund, except the Income  Opportunity
Fund,  may borrow up to 10% of total Fund assets.  In addition to this operating policy,  Cash Fund may not purchase  securities  while borrowings equal to 5% of its total assets are outstanding.  The Income Opportunity Fund may borrow to the full extent permitted under applicable laws and regulations.  To the extent that a Fund purchases  securities  while it has outstanding  borrowings,  it is using leverage,  i.e. using borrowed funds for investment.  Leveraging will exaggerate the effect on NAV of any  increase or  decrease in the market  value of a Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be  recovered  by any  interest  or  appreciation  earned  on the securities  purchased;  in certain  cases,  interest costs may exceed the return received on the  securities  purchased.  A Fund also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.
It is not  expected  that  Cash  Fund  would  purchase  securities  while it had borrowings outstanding.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make  secured  loans of Fund  securities  amounting to not more than 33 1/3% of its total assets.  Securities loans are made to  broker/dealers, institutional  investors, or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the  securities  loaned  marked to  market  on a daily  basis.  The collateral received will consist of cash, U.S. Government securities, letters of credit  or such  other  collateral  as may be  permitted  under  its  investment program.  While the  securities  are being  loaned,  the Fund will  continue  to receive the  equivalent  of the interest or dividends  paid by the issuer on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being loaned,  but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED  INVESTMENT  CONTRACTS ("GICs") -- Certain of the Funds may invest in
GICs.  When  investing in GICs, the Fund makes cash  contributions  to a deposit fund of an insurance  company's  general  account.  The  insurance  company then credits  guaranteed  interest to the deposit fund on a monthly  basis.  The GICs provide that this  guaranteed  interest will not be less than a certain  minimum rate.  The  insurance  company  may assess  periodic  charges  against a GIC for expenses  and service  costs  allocable  to it, and the charges will be deducted from the value of the deposit fund.  Cash Fund may invest only in GICs that have received the  requisite  ratings by one or more  NRSROs.  Because a Fund may not receive  the  principal  amount of a GIC from the  insurance  company on 7 days'
notice or less,  the GIC is considered an illiquid  investment.  In  determining average  portfolio  maturity,  GICs  generally will be deemed to have a maturity equal  to the  period  of time  remaining  until  the next  readjustment  of the guaranteed interest rate.

RESTRICTED  SECURITIES  (RULE 144A  SECURITIES)  -- The Funds may invest in Rule
144A  Securities.  Rule 144A  permits  the  resale to  "qualified  institutional buyers" of "restricted securities" that, when issued, were not of the same class as  securities  listed on a U.S.  securities  exchange or quoted in the National
Association  of Securities  Dealers  Automated  Quotation  System.  A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate  owns and invests on a  discretionary  basis at least $100 million in securities of issuers not affiliated with the  institution.  A dealer registered  under the  Securities  Exchange  Act of 1934 (the  "Exchange  Act"),
acting for its own  account or the  accounts  of other  qualified  institutional buyers, that in the aggregate owns and invests on a discretionary basis at least
$10 million in  securities  of issuers not  affiliated  with the dealer may also qualify  as a  qualified  institutional  buyer,  as  well  as  an  Exchange  Act registered  dealer  acting in a riskless  principal  transaction  on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager. In making the determination  regarding the  liquidity of Rule 144A  Securities,  the  Investment  Manager will consider trading markets for the specific  security taking into account the  unregistered nature  of a Rule  144A  security.  In  addition,  the  Investment  Manager  may consider:  (1) the frequency of trades and quotes; (2) the number of dealers and potential  purchasers;  (3) dealer  undertakings  to make a market;  and (4) the nature of the security and of the market place trades (e.g.,  the time needed to dispose of the security,  the method of  soliciting  offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified  institutional buyers become  uninterested,  for a time, in purchasing these securities.

Certain  of the  Funds  also may  purchase  restricted  securities  that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through  private  placement  transactions,  directly  from  the  issuer  or from security  holders,  generally  at higher  yields or on terms more  favorable  to investors than comparable publicly traded securities.  However, the restrictions on resale of such  securities  may make it difficult  for the Fund to dispose of such  securities at the time considered  most  advantageous,  and/or may involve expenses that would not be incurred in the sale of  securities  that were freely marketable.  Risks associated with restricted  securities  include the potential obligation  to pay all or part of the  registration  expenses  in  order to sell certain restricted securities.  A considerable period of time may elapse between the  time of the  decision  to sell a  security  and the  time  the  Fund may be permitted to sell it under an effective  registration  statement.  If,  during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the
Funds may invest in higher  yielding debt securities in the lower rating (higher risk)  categories of the recognized  rating  services  (commonly  referred to as
"junk  bonds").  Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's,  is regarded,  on balance,  as predominantly  speculative with respect  to the  issuer's  capacity  to pay  interest  and  repay  principal  in accordance  with the terms of the  obligation.  For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation.  For Moody's,  Ba indicates  the  lowest  degree  of  speculation  and C  the  highest  degree  of speculation.  While  such debt will  likely  have some  quality  and  protective characteristics,  these are  outweighed  by large  uncertainties  or major  risk exposures  to adverse  conditions.  Similarly,  debt rated Ba or BB and below is regarded by the relevant rating agency as  speculative.  Debt rated C by Moody's or S&P is the lowest  quality  debt that is not in default  as to  principal  or interest  and such  issues so rated can be  regarded  as having  extremely  poor prospects of ever attaining any real  investment  standing.  Such securities are also  generally  considered  to be subject to greater  risk than higher  quality securities  with  regard to a  deterioration  of  general  economic  conditions.
Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality.  Rating agencies attempt to evaluate the safety of principal  and interest  payments and do not evaluate the risks of fluctuations  in market  value.  Also,  rating  agencies may fail to make timely changes in credit quality in response to subsequent  events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower  quality debt  securities  tend to reflect  individual developments  of  the  issuer  to  a  greater  extent  than  do  higher  quality securities,  which react  primarily  to  fluctuations  in the  general  level of interest  rates.  In addition,  lower  quality debt  securities  tend to be more sensitive to economic  conditions and generally  have more volatile  prices than higher quality securities.  Issuers of lower quality securities are often highly leveraged  and may not  have  available  to them  more  traditional  methods  of financing.  For example,  during an economic  downturn or a sustained  period of rising interest rates,  highly leveraged issuers of lower quality securities may experience  financial  stress.  During such  periods,  such issuers may not have sufficient  revenues to meet their interest  payment  obligations.  The issuer's ability  to service  its debt  obligations  may also be  adversely  affected  by specific  developments  affecting the issuer,  such as the issuer's inability to meet specific  projected  business forecasts or the unavailability of additional financing.  Similarly,  certain  emerging  market  governments  that issue lower quality  debt  securities  are among the largest  debtors to  commercial  banks, foreign  governments and supranational  organizations such as the World Bank and may not be able or willing to make principal and/or interest  repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the  holders  of  lower  quality  securities  because  such  securities  are generally unsecured and are often subordinated to other creditors of the issuer.

Lower  quality debt  securities  of corporate  issuers  frequently  have call or buy-back  features  which  would  permit  an issuer  to call or  repurchase  the security from the Fund. If an issuer  exercises these  provisions in a declining interest  rate market,  the Fund may have to replace the  security  with a lower yielding security,  resulting in a decreased return for investors.  In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading  market for such  securities.  There may be no established retail secondary market for many of these  securities,  and the Fund anticipates that  such  securities  could be sold only to a limited  number  of  dealers  or institutional  investors. The lack of a liquid secondary market also may have an adverse  impact  on  market  prices  of such  instruments  and may  make it more difficult  for the Fund to obtain  accurate  market  quotations  for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions,  whether or not based on fundamental
analysis,   may  also  decrease  the  values  and  liquidity  of  lower  quality securities,  especially in a thinly traded  market.  The High Yield Fund and the
Income  Opportunity  Fund may acquire  lower quality debt  securities  during an initial underwriting or may acquire lower quality debt securities which are sold without  registration under applicable  securities laws. Such securities involve special considerations and risks.

Factors having an adverse  effect on the market value of lower rated  securities or their equivalents  purchased by a Fund will adversely impact NAV of the Fund.
In addition to the foregoing,  such factors may include:  (i) potential  adverse
publicity;   (ii)  heightened  sensitivity  to  general  economic  or  political conditions;  and (iii) the likely adverse impact of a major economic  recession.
The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings,  and the  Fund may  have  limited  legal  recourse  in the  event of a default.  Debt securities  issued by governments in emerging  markets can differ from debt obligations  issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government,  and legal recourse is therefore somewhat diminished.  Political conditions,  in terms of a government's willingness to meet the terms of its debt obligations,  also are of considerable  significance.  There  can be no  assurance  that  the  holders  of commercial  bank  debt  would  not  contest  payments  to the  holders  of  debt securities  issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with  investments in lower quality  securities  through  credit  analyses and by carefully  monitoring current trends in interest rates,  political  developments and other factors. Nonetheless, investors should carefully review the investment objectives  and policies of the Funds and consider  their  ability to assume the investment risks involved before making an investment in the Funds.

SENIOR LOANS -- The High Yield Fund and Income Opportunity Fund invest in Senior
Loans (i.e., senior secured floating rate corporate loans).

Senior Loans are loans made to  corporations.  In return,  the corporation  pays interest and principal to the lenders.  Senior Loans also include  participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which a Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be  syndicated.  The syndicate of lenders
often  consists  of  commercial  and  investment  banks,  thrift   institutions,
insurance  companies,  finance companies,  mutual funds and other  institutional investment vehicles or other financial institutions.  Typically,  the agent bank administers  the  Senior  Loan on  behalf  of all the  lenders.  This  lender is referred to as the agent bank.

A Fund may  invest  in a  Senior  Loan in one of two  ways.  It may  purchase  a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a  fractional  interest  in a  Senior  Loan.  A Fund may  acquire  participation interests from a lender or other holders of participation interests.  Holders of
participation   interests  are  referred  to  as  participants.   An  assignment
represents  a portion of a Senior Loan  previously  attributable  to a different lender.  Unlike a participation  interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The  Funds  will not  originate  loans.  As such,  it will not be  buying in the
"primary" market. When a Fund purchases an existing assignment of a Senior Loan, or  purchases  a  participation  interest  in a  Senior  Loan,  it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market  may take  place at,  above,  or below  the par  value of a Senior  Loan.
Purchases  above  par will  effectively  reduce  the  amount of  interest  being received by a Fund  through the  amortization  of the  purchase  price  premium, whereas  purchases  below par will  effectively  increase the amount of interest being  received  by a  Fund  through  the  amortization  of the  purchase  price discount.  The  Funds  may be  able to  invest  in  Senior  Loans  only  through participation  interests or  assignments  at certain  times when reduced  direct investment opportunities in Senior Loans may exist.

If a Fund  purchases an assignment  from a lender,  the Fund will generally have direct contractual  rights against the borrower in favor of the lenders.  On the other hand, if a Fund purchases a participation interest either from a lender or a participant,  the Fund typically  will have  established a direct  contractual relationship  with the seller of the  participation  interest,  but not with the borrower.  Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation  interest to the Fund, in addition to the usual  credit risk of the  borrower.  Therefore,  when a Fund  invests in Senior
Loans through the purchase of participation interests, the Investment Manager or the Fund's sub-adviser must consider the  creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically,  Senior  Loans  are  secured  by  collateral  that,  at the  time  of origination, has a fair market value at least equal to the amount of such Senior
Loan. The Investment Manager or the Fund's sub-adviser  generally will determine the value of the collateral by customary valuation  techniques that it considers appropriate. However, the value of the collateral may decline following a Fund's investment.  Also, collateral may be difficult to sell and there are other risks which may cause the  collateral  to be  insufficient  in the event of a default.
Consequently,  a Fund might not receive  payments to which it is  entitled.  The collateral  may  consist  of  various  types of  assets or  interests  including intangible  assets.  It may include  working  capital  assets,  such as accounts receivable  or  inventory,  or tangible  fixed  assets,  such as real  property, buildings and equipment.  It may include intangible assets,  such as trademarks,
copyrights   and  patent  rights,   or  security   interests  in  securities  of
subsidiaries  or  affiliates.  The  borrower's  owners  may  provide  additional collateral,  typically by pledging their  ownership  interest in the Borrower as collateral  for the loan.  The  borrower  under a Senior  Loan must  comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders.  A  restrictive  covenant is a promise by the borrower to not take  certain  action that may impair the rights of lenders.
These covenants,  in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions
to  shareholders,   provisions  requiring  the  borrower  to  maintain  specific financial  ratios or  relationships  and limits on total debt.  In  addition,  a covenant may require the borrower to prepay the Senior Loan with any excess cash flow.  Excess cash flow  generally  includes net cash flow after  scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset  dispositions  or sales of securities.  A breach of a covenant  (after  giving  effect to any cure period) in a Senior Loan  agreement which is not waived by the agent bank and the lending  syndicate  normally is an event of  acceleration.  This  means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

A Fund will  make an  investment  in a Senior  Loan  only  after the  Investment
Manager or the Fund's sub-adviser determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the
Investment  Manager or the  sub-adviser  has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the
London Interbank Offered Rate ("LIBOR"),  the interest rate quoted by major U.S.
money  center  commercial  banks at which  such  banks are  willing to lend U.S.
dollars to their most creditworthy borrowers, as quoted daily in the Wall Street
Journal  (Prime Rate),  the  certificate of deposit ("CD") rate, or another base lending rate used by commercial  lenders.  The interest rate on Prime Rate-based
Senior Loans floats daily as the Prime Rate changes,  while the interest rate on
LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days.  Certain of the Senior Loans in which the Funds will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Fund's net asset value as a result of changes in interest  rates.  However,  a Fund may attempt to hedge its fixed rate loans  against  interest  rate  fluctuations  by entering into interest rate swap or other derivative transactions.

CONVERTIBLE  SECURITIES  AND WARRANTS -- Certain of the Funds may invest in debt or preferred  equity  securities  convertible  into or  exchangeable  for equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years,  convertibles  have been  developed  which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of
the Funds may invest in mortgage-backed  securities  (MBSs),  including mortgage pass-through  securities and collateralized  mortgage  obligations  (CMOs). MBSs include certain  securities issued or guaranteed by the United States Government or one of its agencies or  instrumentalities,  such as the  Government  National
Mortgage  Association (GNMA),  Federal National Mortgage  Association (FNMA), or
Federal Home Loan Mortgage  Corporation  (FHLMC);  securities  issued by private issuers that represent an interest in or are  collateralized by  mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;  and securities  issued by private  issuers that represent an interest in or are  collateralized  by mortgage  loans. A mortgage  pass-through security  is a pro rata  interest  in a pool of  mortgages  where  the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are  obligations  fully  collateralized  by a  portfolio  of  mortgages  or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only"  (PO) bonds, the market values of which will generally be more  volatile  than the  market  values of most MBSs.  An  inverse  floating obligation is a derivative  adjustable  rate  security with interest  rates that adjust or vary inversely to changes in market interest rates. The term "residual interest"  bond is used  generally to describe  those  instruments in collateral pools,  such as CMOs,  which receive any excess cash flow  generated by the pool once all other  bondholders and expenses have been paid. IOs and POs are created by  separating  the  interest  and  principal  payments  generated  by a pool of mortgage-backed bonds to create two classes of securities.  Generally, one class receives  interest  only  payments  (IOs) and the  other  class  principal  only payments  (POs).  MBSs  have  been  referred  to as  "derivatives"  because  the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of  classes  and the Funds may invest in several
CMO  classes,  including,  but not  limited to  Floaters,  Planned  Amortization
Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support
Classes  (SUPs),  Target  Amortization  Classes  (TACs) and  Accrual  Classes (Z
Classes).  CMO classes vary in the rate and time at which they receive principal and interest  payments.  SEQs, also called plain vanilla,  clean pay, or current pay classes,  sequentially  receive principal payments from underlying  mortgage securities  when the principal on a previous class has been completely paid off.
During the months  prior to their  receipt of principal  payments,  SEQs receive interest  payments at the coupon rate on their  principal.  PACs are designed to produce a stable cash flow of principal payments over a predetermined  period of time.  PACs guard  against a certain level of  prepayment  risk by  distributing prepayments  to  SUPs,  also  called  companion  classes.  TACs  pay a  targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase,  the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs  because of PACs' lower risk.  Because  SUPs are  directly affected by the rate of prepayment of underlying mortgages,  SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate,  the average life of a SUP will vary.  SUPs,  therefore,  are  priced at a higher  yield than less volatile classes of CMOs. Z Classes do not receive payments,  including interest payments,  until certain  other classes are paid off. At that time,  the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically  (usually monthly) by adding a spread to a benchmark  index subject to a lifetime  maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment,  market and credit risks.  Prepayment  risk  reflects  the chance that  borrowers  may prepay their mortgages faster than expected,  thereby affecting the investment's average life and perhaps its yield.  Borrowers are most likely to exercise  their  prepayment options  at a  time  when  it is  least  advantageous  to  investors,  generally prepaying  mortgages as interest  rates fall,  and slowing  payments as interest rates rise.  Certain  classes of CMOs may have priority over others with respect to the receipt of  prepayments  on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above.  Market risk reflects the chance that the price of the security may fluctuate  over time. The price of MBSs may be particularly  sensitive to prevailing  interest rates,  the length of time the security is expected to be  outstanding  and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain  types of MBSs,  and a Fund invested in such  securities  wishing to sell them may find it difficult to find a buyer,  which may in turn decrease the price at which they may be sold.  Credit risk  reflects the chance that the Fund may not  receive  all or part of its  principal  because  the  issuer  or credit
enhancer  has  defaulted  on  its  obligations.   Obligations   issued  by  U.S.
Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA  certificates,  are supported by the full faith and credit of the U.S.  Treasury;  others are  supported  by the right of the issuer to borrow from the  Treasury;  others,  such as those of the FNMA,  are  supported  by the discretionary  authority  of  the  U.S.  Government  to  purchase  the  agency's
obligations;   still  others,   are   supported   only  by  the  credit  of  the
instrumentality.  Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The  performance  of private label
MBSs, issued by private institutions,  is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities."  These include secured debt instruments backed by automobile loans, credit card loans, home equity loans,  manufactured housing loans, Senior Loans, and other types of debt  providing  the source of both  principal  and interest.
Asset-backed  securities are subject to risks similar to those  discussed  above with respect to MBSs.

REAL ESTATE  SECURITIES -- Certain of the Funds may invest in equity  securities of real  estate  investment  trusts  ("REITs")  and other real  estate  industry companies or companies with substantial  real estate  investments and therefore, these Funds may be subject to certain risks  associated with direct ownership of real estate and with the real estate  industry in general.  These risks include, among others:  possible  declines in the value of real estate;  possible lack of availability of mortgage funds; extended vacancies of properties;  risks related
to  general  and  local   economic   conditions;   overbuilding;   increases  in
competition,  property  taxes and  operating  expenses;  changes in zoning laws;
costs resulting from the clean-up of, and liability to third parties for damages
resulting  from,  environmental  problems;   casualty  or  condemnation  losses;
uninsured  damages  from  floods,   earthquakes  or  other  natural   disasters;
limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the  Internal  Revenue  Code,  as amended  (the  "Code").  Certain  REITs may be self-liquidating  in that a specific  term of  existence  is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

WHEN-ISSUED  AND  FORWARD  COMMITMENT  SECURITIES  --  Certain  of the Funds may
purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest  rates and prices.  The price,  which is  generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When-issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into  when-issued  and forward  commitments  only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities  which have been purchased  pursuant to a forward  commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued  security prior to its acquisition or disposes of its right to  deliver or receive  against a forward  commitment,  it may incur a gain or loss. At the time a Fund enters into a transaction  on a when-issued  or forward  commitment  basis, it will segregate cash or liquid securities equal to the value of the  when-issued or forward  commitment  securities.  Assets may be segregated with a Fund's  custodian or on the Fund's books and will be marked to market daily.  There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES --

WRITING  (SELLING)  COVERED CALL OPTIONS.  Certain of the Funds may write (sell)
covered  call  options.  Covered  call  options  generally  will be  written  on securities and currencies  which,  in the opinion of the Investment  Manager are not  expected to make any major  price moves in the near future but which,  over the long term, are deemed to be attractive investments.

A call  option  gives the holder  (buyer)  the right to  purchase a security  or currency at a specified  price (the exercise  price) at any time until a certain date (the  expiration  date).  So long as the obligation of the writer of a call option  continues,  the  writer  may  be  assigned  an  exercise  notice  by the broker/dealer  through  whom such option was sold,  requiring  it to deliver the underlying  security or currency  against  payment of the exercise  price.  This obligation  terminates  upon the expiration of the call option,  or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously  sold.  Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

Portfolio  securities  on which call  options may be written  will be  purchased solely on the basis of  investment  considerations  consistent  with that Fund's investment  objectives.  When writing a covered call option,  the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying  security  above the  exercise  price,  and  retains the risk of loss should the price of the security  decline.  Unlike one who owns  securities  not subject to an option, a Fund has no control over when it may be required to sell the underlying  securities,  since the option may be exercised at any time prior to the option's  expiration.  If a call option which a Fund has written expires, the Fund will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised,  a Fund will realize a gain or loss from the sale of the underlying security.

The  premium  which a Fund  receives  for  writing  a call  option  is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the  underlying  security,  the  relationship  of the exercise  price to such market price, the historical price  volatility of the underlying  security,  and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid secondary  market will exist for those options.  The premium  received by a Fund for writing  covered  call options will be recorded as a liability in the Fund's statement of assets and  liabilities.  This  liability will be adjusted daily to the option's  current market value,  which will be the latest sales price at the time  which the NAV per share of the Fund is  computed  at the close of  regular trading  on the  NYSE  (currently,  3:00  p.m.  Central  time,  unless  weather, equipment  failure or other factors  contribute to an earlier closing time), or, in the absence of such sale,  the latest  asked  price.  The  liability  will be extinguished upon expiration of the option,  the purchase of an identical option in a closing  transaction,  or  delivery  of the  underlying  security  upon the exercise of the option.

Closing  transactions  will be  effected  in order  to  realize  a profit  on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore,  effecting a closing transaction  will permit a Fund to write  another call option on the  underlying security with either a different exercise price, expiration date or both. If the
Fund desires to sell a particular  security  from its  portfolio on which it has written a call  option,  or  purchased  a put  option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security.
There  is no  assurance  that  the  Fund  will be able to  effect  such  closing transactions  at  favorable  prices.  If  the  Fund  cannot  enter  into  such a transaction,  it may be required to hold a security that it might otherwise have sold,  in which case it would  continue to be at market risk with respect to the security.

The Fund will pay  transaction  costs in connection  with the writing of options and in entering into closing purchase  contracts.  Transaction costs relating to options  activity  normally are higher than those  applicable  to purchases  and sales of portfolio securities.

Call options  written by the Fund  normally will have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying  securities at the time the options are written. From time to time, the Fund may purchase an underlying  security for delivery in accordance  with the exercise of an option, rather  than  delivering  such  security  from  its  portfolio.  In such  cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more,  respectively,  than the  premium received from the writing of the option.  Because  increases in the market price of a call option  generally  will  reflect  increases in the market price of the underlying security,  any loss resulting from the repurchase of a call option is likely  to be  offset  in whole  or in part by  appreciation  of the  underlying security owned by the Fund.

PURCHASING CALL OPTIONS.  Certain Funds may purchase call options. As the holder of a call  option,  the Fund would  have the right to  purchase  the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion,  the  purchase  of call  options  would  enable the Fund to acquire the security at the  exercise  price of the call option  plus the premium  paid.  At times,  the net cost of  acquiring  the security in this manner may be less than the cost of acquiring the security  directly.  This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct  market  purchases.  So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any  unexpected  decline in the market price of the  underlying  security and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase  call  options on  underlying  securities  it owns in order to protect  unrealized gains on call options  previously  written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options  also may be  purchased  at times to avoid  realizing  losses that would result in a reduction of the Fund's current  return.  For example,  the Fund has written a call option on an underlying  security  having a current  market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option  written by the
Fund and the  realization  of a loss on the  underlying  security  with the same exercise price and expiration date as the option previously written.

Aggregate  premiums  paid for put and call  options  will not  exceed  5% of the
Fund's total assets at the time of purchase.

WRITING  (SELLING)  COVERED PUT OPTIONS.  Certain of the Funds may write covered put options.  A put option gives the  purchaser of the option the right to sell, and the writer  (seller) the obligation to buy, the  underlying  security at the exercise price during the option period. The option may be exercised at any time prior to its expiration  date.  The operation of put options in other  respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered  basis,  which means that the
Fund would either (i) set aside cash or liquid  securities in an amount not less than the exercise  price at all times while the put option is  outstanding  (the rules of the Options Clearing Corporation  currently require that such assets be deposited in escrow to secure  payment of the exercise  price),  (ii) sell short the  security  underlying  the put  option at the same or higher  price than the exercise  price  of the put  option,  or (iii)  purchase  a put  option,  if the exercise  price of the  purchased  put  option  is the same or  higher  than the exercise  price of the put option  sold by the Fund.  The Fund  generally  would write covered put options in circumstances  where the Investment  Manager wishes to purchase the  underlying  security for the Fund's  portfolio at a price lower than the current  market price of the  security.  In such event,  the Fund would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects  the lower  price it is willing to pay.  Since the Fund also would receive interest on debt securities  maintained to cover the exercise price of the option,  this  technique  could be used to enhance  current  return during periods of market  uncertainty.  The risk in such a transaction  would be that the  market  price of the  underlying  security  would  decline  below  the exercise price less the premiums received.

PURCHASING  PUT OPTIONS.  Certain of the Funds may purchase put options.  As the holder of a put  option,  the Fund would  have the right to sell the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security  ("protective put")
owned  by the  Fund as a  hedging  technique  in order  to  protect  against  an anticipated  decline  in the value of the  security.  Such hedge  protection  is provided  only during the life of the put option when the Fund, as the holder of the put option,  is able to sell the  underlying  security  at the put  exercise price regardless of any decline in the underlying  security's  market price. For example,  a  put  option  may  be  purchased  in  order  to  protect  unrealized appreciation  of a security  when the  Investment  Manager deems it desirable to continue to hold the security  because of tax  considerations.  The premium paid for the put option and any  transaction  costs  would  reduce any  capital  gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the  underlying  security.  By purchasing  put options on a security it does not own,  the Fund  seeks to  benefit  from a  decline  in the  market  price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying  security  remains equal to or greater than the exercise  price  during the life of the put option,  the Fund will lose its entire  investment  in the put  option.  In order for the  purchase of a put option to be  profitable,  the  market  price of the  underlying  security  must decline  sufficiently  below  the  exercise  price  to  cover  the  premium  and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the  Fund's  statement  of assets and  liabilities.  This asset will be adjusted daily to the option's  current  market value,  which will be the latest sale  price at the time at which  the net  asset  value per share of the Fund is computed  (at the close of regular  trading on the NYSE),  or, in the absence of such sale, the latest bid price. The asset will be extinguished  upon expiration of the option, the writing of an identical option in a closing  transaction,  or the delivery of the underlying security upon the exercise of the option.

INTEREST  RATE FUTURES  CONTRACTS.  Certain  Funds may enter into  interest rate futures contracts  ("Futures" or "Futures Contracts") as a hedge against changes in prevailing  levels of interest  rates.  A Fund's hedging may include sales of
Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures  Contracts for  speculation  and will only enter into Futures  Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile  Exchange.  Futures exchanges and trading are regulated under the Commodity  Exchange Act by the Commodity Futures
Trading  Commission  ("CFTC").  Futures  are  exchanged  in London at the London
International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations,  the Fund may be able to hedge  exposure  more  effectively  and at a lower  cost  through  using
Futures Contracts.

Pursuant  to claims  for  exemption  filed with the CFTC"  and/or  the  National
Futures Association on behalf of the Funds and the Investment Manager, the Funds and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool  operator"  under  the  Commodity  Exchange  Act  and are  not  subject  to registration  or regulation as such under the Commodity  Exchange Act. By virtue of changes to CFTC  regulations,  the  substantive  limitations set forth in the
Funds'  exemption  filing with respect to their use of futures  contracts are no longer applicable.

A Futures  Contract  provides  for the future sale by one party and  purchase by another party of a specified  amount of a specific  financial  instrument  (debt security) for a specified price at a designated date, time and place.  Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts  typically require future delivery of and payment for financial  instruments,  Futures  Contracts  usually  are  closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale,  respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the Fund  realizes  a gain;  if it is more,  the Fund  realizes  a loss.
Conversely,  if the  offsetting  sale price is more than the  original  purchase price,  the Fund realizes a gain; if it is less,  the Fund realizes a loss.  The transaction costs also must be included in these  calculations.  There can be no assurance,  however,  that the Fund  will be able to  enter  into an  offsetting transaction with respect to a particular  Futures Contract at a particular time.
If the Fund is not able to enter into an offsetting  transaction,  the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures  Contracts  may be broadly  classified as "hedgers"
and "speculators."  Hedgers, such as the Funds, whose business activity involves investment  or other  commitment in  securities  or other  obligations,  use the
Futures markets primarily to offset unfavorable  changes in value that may occur because of fluctuations  in the value of the securities and obligations  held or expected to be acquired by them.  Debtors and other  obligors also may hedge the interest cost of their obligations.  The speculator,  like the hedger, generally expects  neither to deliver nor to receive the financial  instrument  underlying the Futures Contract,  but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures  transactions  will be entered into for  traditional  hedging purposes;  that is, Futures  Contracts will be sold to protect against a decline in the price of  securities  that the Fund owns,  or Futures  Contracts  will be purchased to protect the Fund against an increase in the price of  securities it has committed to purchase or expects to purchase.

"Margin"  with respect to Futures  Contracts is the amount of funds that must be deposited by the Fund, in a segregated  account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures
Contracts.  A Fund may also deposit margin with a futures  commission  merchant, rather  than  with its  custodian,  in  accordance  with  Rule  17f-6  under the
Investment  Company  Act. A margin  deposit  made when the  Futures  Contract is entered into ("initial  margin") is intended to assure the Fund's performance of the Futures Contract.  The margin required for a particular  Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly  from time to time by the exchange  during the term of the Futures
Contract.  Futures Contracts  customarily are purchased and sold on margins that may range  upward from less than 5% of the value of the Futures  Contract  being traded.

If the price of an open Futures  Contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the Futures
Contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation").  If the value of a position  increases  because of favorable  price changes in the Futures  Contract so that the margin deposit exceeds the required margin,  however, the broker will pay the excess to the Fund. In computing daily
NAV,  the Fund  will  mark to  market  the  current  value  of its open  Futures
Contracts. The Fund expects to earn interest income on its margin deposits.

MUNICIPAL BOND INDEX FUTURES  CONTRACTS.  The Municipal Bond Fund may enter into municipal bond index futures contracts.  A municipal bond index futures contract is an  agreement  to take or make  delivery  of an amount  of cash  equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions,  the Fund will purchase such  securities  upon  termination of the futures  position but, under unusual  market  conditions,  a futures  position may be terminated  without the corresponding purchase of securities.

VOLATILITY  AND LEVERAGE.  The prices of Futures  Contracts are volatile and are influenced,  among other things,  by actual and anticipated  changes in interest rates,  which in turn are affected by fiscal and monetary  policies and national and international political and economic events.

There is a risk of imperfect  correlation  between  changes in prices of Futures
Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of  imperfection  of  correlation  depends  upon  circumstances  such as:
variations in  speculative  market  demand for Futures and for debt  securities, including technical  influences in Futures trading;  and differences between the financial  instruments being hedged and the instruments  underlying the standard
Futures Contracts  available for trading,  with respect to interest rate levels, maturities,  and  creditworthiness of issuers. A decision of whether,  when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful  to some degree because of unexpected  market  behavior or interest rate trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a Futures Contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example, if at the time of purchase,  10% of the value of the Futures  Contract is  deposited  as margin,  a  subsequent  10%
decrease in the value of the Futures  Contract  would  result in a total loss of the margin  deposit,  before any deduction  for the  transaction  costs,  if the account were then closed out. A 15%  decrease  would result in a loss of 150% of the original margin  deposit,  if the Contract were closed out. Thus, a purchase or sale of a Futures  Contract  may  result  in  losses in excess of the  amount invested  in the  Futures  Contract.  However,  the Fund  presumably  would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore,  in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient  assets to satisfy its obligations  under a Futures
Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash  and  liquid  securities  equal in  value  to the  current  value of the underlying instrument less margin deposit.

In the case of a Futures  contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase,  own the security  underlying the contract or hold a call option  permitting the Fund to purchase the same Futures
Contract  at a price no higher  than the  contract  price.  Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets.  As a result,  the commitment of a significant  portion  of the  Fund's  assets  to cover  could  impede  portfolio management or the Fund's  ability to meet  redemption  requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures
Contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a Futures  Contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular  type of Futures  Contract,  no trades may be made on that day at a price  beyond  that  limit.  The daily limit governs only price movement  during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the  liquidation of unfavorable  positions.  Futures Contract prices  occasionally have moved to the daily  limit for  several  consecutive  trading  days with little or no trading, thereby  preventing prompt  liquidation of Futures positions and subjecting some
Futures traders to substantial losses.

OPTIONS  ON FUTURES  CONTRACTS.  Options on  Futures  Contracts  are  similar to options  on  securities  except  that  options  on  Futures  Contracts  give the purchaser  the right,  in return for the premium paid, to assume a position in a
Futures  Contract (a long position if the option is a call and a short  position if the option is a put),  rather than to purchase or sell the Futures  Contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option,  the  delivery of the Futures  position by the writer of the option to the holder of the option  will be  accompanied  by delivery of the accumulated  balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract,  at exercise,  exceeds
(in the  case of a call) or is less  than  (in the  case of a put) the  exercise price of the option on the Futures  Contract.  If an option is  exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the  difference  between the exercise price of the  option  and the  closing  level of the  securities  or index upon which the
Futures  Contracts are based on the expiration  date.  Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

As an  alternative to purchasing  call and put options on Futures,  the Fund may purchase  call and put options on the  underlying  securities  themselves.  Such options  would be used in a manner  identical  to the use of  options on Futures
Contracts.

To reduce or eliminate  the leverage  then employed by the Fund, or to reduce or eliminate the hedge  position then currently held by the Fund, the Fund may seek to  close  out an  option  position  by  selling  an  option  covering  the same securities or contract and having the same exercise price and  expiration  date.
Trading in options on Futures Contracts began relatively  recently.  The ability to  establish  and close out  positions  on such  options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

SWAPS,  CAPS,  FLOORS AND COLLARS -- The  Diversified  Income  Fund,  the Income
Opportunity  Fund and the High Yield Fund may enter into  interest  rate,  total return and index swaps. The High Yield Fund and the Income  Opportunity Fund may
also enter into the purchase or sale of related caps, floors and collars. A Fund usually  will enter into  interest  rate swaps on a net basis if the contract so provides,  that is, the two payment  streams are netted out in a cash settlement on the  payment  date or  dates  specified  in the  instrument,  with  the  Fund receiving  or  paying,  as the  case  may be,  only  the net  amount  of the two payments.  Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes,  the Funds and the Investment  Manager believe that they do  not  constitute  senior  securities  under  the  Investment  Company  Act if appropriately  covered  and,  thus,  will not treat  them as being  subject to a
Fund's borrowing restrictions.  A Fund will not enter into any swap, cap, floor, collar or other derivative  transaction unless, at the time of entering into the transaction,  the unsecured  long-term debt rating of the counterparty  combined with any  credit  enhancements  is rated at least A by  Moody's or S&P or has an equivalent rating from a nationally  recognized  statistical rating organization or is determined to be of equivalent  credit quality by the Investment  Manager.
If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions.  The swap market has grown substantially in recent  years,  with a large  number of banks and  investment  banking  firms
acting  both  as  principals   and  as  agents   utilizing   standardized   swap
documentation.  As a result, the swap market has become relatively liquid. Caps,
floors  and  collars  are  more  recent   innovations  for  which   standardized
documentation  has not yet been fully  developed and, for that reason,  they are less liquid than swaps.

INDEX-BASED  INVESTMENT  COMPANIES -- High Yield Fund may invest in a variety of investment  companies  or  vehicles  that  seek to  track  the  composition  and
performance  of  a  specific   index.   These   index-based   investments   hold
substantially  all of their assets in  securities  representing  their  specific index,  or a  specific  portion  of an  index.  Accordingly,  the  main  risk of investing  in  index-based  investment  companies  or  vehicles  is the  same as investing in a portfolio of securities  comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand  for  the  instruments  on  the  exchanges  on  which  they  are  traded.
Index-based  investments  may not  replicate  exactly the  performance  of their specified  index  because of  transaction  costs and  because  of the  temporary unavailability  of certain  component  securities of the index.  To the extent a
Fund invests in other  investment  companies or vehicles,  it will incur its pro rata share of the underlying  investment  companies' or vehicles'  expenses.  In addition,  a Fund will be subject  to the  effects of  business  and  regulatory developments  that affect an  underlying  investment  company or the  investment company industry generally.  The Fund's investment in shares of other investment companies  or vehicles  may not exceed  immediately  after  purchase  10% of the
Fund's  total  assets and no more than 5% of its total assets may be invested in the shares of any one investment company.

Examples of index-based  securities  include SPDRs (Standard & Poor's Depositary
Receipts), MidCap SPDRs, Select Sector SPDRs, DIAMONDS, and Nasdaq-100 Shares.

SPDRS are based on the Standard & Poor's 500 Composite  Stock Price Index.  They
are issued by the SPDR  Trust,  a unit  investment  trust  that holds  shares of substantially  all of the  companies in the S&P 500 Index in  substantially  the same  weighting  and seeks to closely track the price  performance  and dividend yield of the Index.

MidCap  SPDRs are based on the S&P  MidCap  400  Index.  They are  issued by the
MidCap SPDR Trust, a unit investment  trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in  substantially  the same  weighting  and  seeks to  closely  track  the price performance and dividend yield of the Index.

Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified  Select Sector Index within the Standard & Poor's
500 Composite Stock Price Index.  They are issued by The Select Sector Trust, an open-end  management  investment company with nine portfolios that each seeks to closely track the price  performance  and dividend yield of a particular  Select
Sector Index.

DIAMONDS are based on the Dow Jones Industrial  Average.  They are issued by the
DIAMONDS  Trust,  a unit  investment  trust  that holds a  portfolio  of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq - 100 Shares  are based on the  Nasdaq 100 Index.  They are issued by the
Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component  stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

EMERGING  COUNTRIES  -- Certain of the Funds may  invest in debt  securities  in emerging  markets.  Investing in  securities  in emerging  countries  may entail greater risks than investing in debt  securities in developed  countries.  These risks include (i) less social, political and economic stability;  (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent  volume  of  trading,  which  result in a lack of  liquidity  and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed  structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds  of  securities  sales by  foreign  investors.  A Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An investment  in a Fund which  invests in non-U.S.  companies is subject to the political and economic risks  associated  with  investments in foreign  markets.
Even though  opportunities  for  investment may exist in emerging  markets,  any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence  over  those  countries,  may halt the  expansion  of or  reverse  the
liberalization  of  foreign  investment   policies  now  occurring  and  thereby
eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by a Fund.  The  claims  of property owners against those governments were never finally settled.  There can be no assurance that any property  represented by securities purchased by a Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such confiscation  were to occur,  the Fund could lose a  substantial  portion of its investments  in such  countries.  The  Fund's  investments  would  similarly  be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal  minorities  that  advocate  radical  religious or  revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities  foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Most of the foreign securities held by a Fund will not be registered  with the  Securities  and Exchange  Commission  or regulators of any foreign  country,  nor will the issuers thereof be subject to the Securities and
Exchange Commission's reporting requirements. Thus, there will be less available information  concerning  foreign  issuers of securities held by the Fund than is available  concerning U.S. issuers. In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial situation of the issuer,  the  Investment  Manager  will take  appropriate  steps to evaluate the proposed  investment,  which  may  include  on-site  inspection  of the  issuer, interviews with its management and consultations  with accountants,  bankers and other specialists.  There is substantially  less publicly available  information about foreign  companies than there are reports and ratings published about U.S.
companies and the U.S.  Government.  In addition,  where public  information  is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment  Manager will consider such  difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors  should  understand  that the expense ratio of the Funds that invest in  foreign  securities  can be  expected  to be higher  than  investment companies  investing in domestic  securities  since the cost of maintaining  the custody of foreign  securities  and the rate of advisory  fees paid by the Funds are higher.

EASTERN  EUROPE -- Changes  occurring  in Eastern  Europe and Russia today could have long-term potential  consequences.  As restrictions fall, this could result in rising  standards of living,  lower  manufacturing  costs,  growing  consumer spending, and substantial economic growth. However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.  Political and economic  reforms  are too  recent  to  establish  a  definite  trend  away from centrally-planned economies and state owned industries. In many of the countries of Eastern  Europe and Russia,  there is no stock  exchange or formal market for
securities.   Such  countries  may  also  have  government   exchange  controls,
currencies  with  no  recognizable  market  value  relative  to the  established currencies of western  market  economies,  little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure  to handle such  trading,  and a legal  tradition  which does not recognize  rights in private  property.  In addition,  these  countries may have national  policies which restrict  investments in companies  deemed sensitive to the country's national interest.

AMERICAN  DEPOSITARY  RECEIPTS (ADRs) -- The High Yield Fund may invest in ADRs.
ADRs are  dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities.  ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should  consider  carefully  the  substantial  risks  involved in  investing  in securities issued by companies of foreign nations,  which are in addition to the
usual  risks  inherent  in  domestic   investments.   See  "Foreign   Investment
Restrictions," above.

INVESTMENT POLICY RESTRICTIONS

Each of the Funds operate within certain fundamental policies. These fundamental policies  may not be changed  without  the  approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are present or represented by  proxy,  or  (ii)  more  than  50%  of a  Fund's  outstanding  shares.  Other restrictions  in the form of  operating  policies  are  subject to change by the
Fund's  Board  of  Directors  without  shareholder   approval.   Any  investment
restrictions that involve a maximum percentage of securities or assets shall not be  considered  to be  violated  unless an  excess  over the  percentage  occurs immediately  after, and is caused by, an acquisition of securities or assets of, or  borrowings  by,  the  Fund.  Calculation  of the  Fund's  total  assets  for compliance  with any of the following  fundamental or operating  policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of
Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

 1.  PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than
     5% of its total  assets in the  securities  of any one issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies or instrumentalities);  provided,  that  this  limitation  applies  only  with respect to 75% of a Fund's total assets.

 2.  PERCENT  LIMIT ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER.  Not to  purchase a security  if, as a result,  with  respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer  would  be  held by the  Fund  (other  than  obligations  issued  or guaranteed  by the U.S.  Government,  its  agencies or  instrumentalities);
     provided  further that for purposes of this  limitation,  the term "issuer"
     shall  not  include  a  lender  selling  a  participation   to  the  Income
     Opportunity  Fund  together with any other person  interpositioned  between such lender and Income Opportunity Fund with respect to a participation.

 3.  UNDERWRITING.  Not to act as  underwriter  of securities  issued by others, except to the extent that a Fund may be  considered an  underwriter  within the  meaning  of  the  Securities  Act  in the  disposition  of  restricted securities.

 4.  INDUSTRY  CONCENTRATION.  Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular  industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 5.  REAL  ESTATE.  Not to  purchase or sell real  estate  unless  acquired as a result of ownership of securities or other  instruments  (but this does not prevent a Fund from investing in securities or other instruments  backed by real  estate  or  securities  of  companies  engaged  in  the  real  estate business).

 6.  COMMODITIES.  Not to purchase or sell physical  commodities,  except that a
     Fund may enter into futures  contracts and options  thereon,  except to the extent the Senior Loans, in which the Income  Opportunity  Fund may invest, may be considered interests in commodities or commodities contracts.

 7.  LOANS.  Not to lend any  security  or make any other  loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other  parties, except (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objective  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities, and except that the Income  Opportunity Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan, and (ii) lend portfolio securities.

 8.  BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

 9.  SENIOR  SECURITIES.  Not to issue  senior  securities,  except as permitted under the Investment Company Act.

For purposes of  fundamental  investment  restriction  numbers 1 and 2, the High
Yield Fund and Income Opportunity Fund generally will consider the borrower of a
Senior  Loan  to be the  issuer  of the  Senior  Loan,  but  may  under  unusual circumstances  also  consider the lender or person  interpositioned  between the lender  and the  Funds to be the  issuer  of a Senior  Loan.  In  making  such a determination,  the Funds will  consider all  relevant  factors,  including  the following:  the  terms of the  Loan  Agreement  and  other  relevant  agreements
(including  inter-creditor agreements and any agreements between such person and the Funds'  custodian);  the credit  quality of such  lender or  interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

MUNICIPAL BOND FUND. The following  fundamental policy applies only to Municipal
Bond Fund:

10.  TAX-EXEMPT  SECURITIES.  Not to invest  less than 80% of its net  assets in securities  which are exempt from regular  federal income tax but which may be subject to  alternative  minimum  tax,  except for  temporary  defensive purposes.

The Diversified Income and High Yield Funds interpret  Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For  purposes  of  Fundamental  Policies  (2) and (4) above,  each  governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of  Fundamental  policy (4), industries are determined by reference to the  classifications of industries set forth in the Funds' semiannual and annual reports.

For Cash  Fund,  Fundamental  Policy  (4) does not apply to  investment  in bank obligations.

The High  Yield  Fund  will not  invest in Senior  Loans  that are  deemed to be interests in commodities or commodities contracts.

OPERATING POLICIES -- The operating policies of the Funds are:

 1.  LOANS. The Funds,  except the Income  Opportunity Fund, may not lend assets other than securities to other parties, except as otherwise provided in the
     Fund's fundamental  policies.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

 2.  BORROWING.  The Funds,  except the Income  Opportunity Fund, may not borrow money or securities for any purposes except that borrowing up to 10% of the
     Fund's total assets from  commercial  banks is permitted  for  emergency or temporary purposes.  Cash Fund may not purchase securities while borrowings equal to 5% or more of its total assets are outstanding.

 3.  OPTIONS.  The Funds, other than Cash Fund, may buy and sell exchange-traded and  over-the-counter  put  and  call  options,  including  index  options, securities options,  currency options and options on futures, provided that a call or put may be purchased  only if after such  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.  The Funds may write only covered put and call options.  Cash
     Fund will not invest in puts, calls, or any combination thereof.

 4.  OIL AND GAS PROGRAMS.  The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

 5.  INVESTMENT  COMPANIES.  Except in connection with a merger,  consolidation, acquisition,  or reorganization,  the Funds may not invest in securities of other  investment  companies,  except  in  compliance  with the  Investment
     Company Act.

DIVERSIFIED  INCOME, HIGH YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:

 6.  OPERATING  HISTORY.  The Funds may not  invest in  securities  of an issuer that,  together with any  predecessor,  has been in operation for less than three years if, as a result,  more than 5% of the total  assets of the Fund would then be invested in such  securities;  provided  that this  operating policy does not apply to High Yield Fund.

 7.  CONTROL OF PORTFOLIO  COMPANIES.  The Funds may not invest in companies for the purpose of exercising management or control.

MUNICIPAL BOND AND CASH FUNDS.  The following  operating  policies apply only to
Municipal Bond and Cash Funds:

 8.  SHORT SALES. The Funds may not sell securities short, unless it owns or has the  right  to  obtain  securities  equivalent  in kind and  amount  to the securities sold short, and provided that  transactions in futures contracts and options are not deemed to constitute selling securities short.

 9.  MARGIN.  The Funds do not intend to purchase  securities on margin,  except that the Funds may obtain such short-term  credits as are necessary for the clearance of transactions,  and provided that margin payments in connection
     with  futures   contracts  and  options  on  futures  contracts  shall  not constitute purchasing securities on margin.

CASH FUND. The following operating policies apply only to Cash Fund:

10.  PERMISSIBLE  SECURITIES.  Cash Fund may not purchase  securities other than
     U.S. Government securities, bank obligations and corporate obligations.

11.  FUTURES. Cash Fund may not purchase futures contracts or options thereon.

DIVERSIFIED INCOME, HIGH YIELD, INCOME OPPORTUNITY AND MUNICIPAL BOND FUNDS. The
following  operating  policy  applies only to  Diversified  Income,  High Yield,
Income Opportunity Fund and Municipal Bond Funds:

12.  LIQUIDITY.  The Funds may invest up to 15% of their net assets in  illiquid securities  which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the  confidentiality  of their holdings and prevent the  selective  disclosure  of  non-public  information  about their portfolio  holdings.  The  Funds'  service  providers,  to which  the  Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information  concerning the portfolio  holdings of any Fund may be disclosed to any unaffiliated third party,  except as provided below. The
Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized  service  providers may publicly disclose holdings of the  Fund in  accordance  with  regulatory  requirements,  such  as  periodic portfolio  disclosure  in filings  with the SEC. A summary or list of the Fund's completed  purchases  and sales  may only be made  available  after  the  public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end  portfolio  holdings on its website at  www.securitybenefit.com  generally  within one to two days after the end of each calendar month.  Such  information  will remain online for 4 months.
The day following  such  publication,  the  information is deemed to be publicly disclosed for the purposes of the policies and procedures  adopted by the Funds.
A Fund may then forward the information to investors,  consultants and others at their request.

There are numerous  mutual fund  evaluation  services such as Standard & Poor's,
Morningstar  or Lipper,  and due diligence  departments  of  broker-dealers  and wirehouses  that  regularly  analyze the  portfolio  holdings of mutual funds in
order  to  monitor   and  report  on  various   attributes,   including   style,
capitalization,  maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public,  paid subscribers and/or in-house  brokers.  In order to  facilitate  the  review  of the  Funds by these services  and  departments,  the  Funds  may at any  time  as  deemed  necessary consistent with its policies and procedures distribute (or authorize its service providers to  distribute)  the Funds'  securities  holdings to such services and departments  before their public disclosure is required or authorized,  provided that:  (i) the recipient  does not  distribute  the portfolio  holdings to third parties, other departments, or persons who are likely to use the information for purposes of  purchasing  or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public  information;  and
(ii) the recipient  signs a written  confidentiality  agreement,  which includes provisions that require the recipient to limit access to such  information  only to  its  employees  who  are  subject  to a  duty  not to  trade  on  non-public
information.   Persons  and  entities   unwilling   to  execute  an   acceptable
confidentiality  agreement may only receive portfolio holdings  information that has otherwise been publicly disclosed.

Neither the Funds nor their service providers receive any compensation from such services  and  departments.  Subject  to such  departures  as the  Funds'  chief compliance  officer ("CCO")  believes  reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio  information is the confidential property of the respective Fund (and its service providers,  if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality  agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees  (and agents) who, on a need to know basis,  are (1) authorized to have access to the  portfolio  information  and (2)  subject to  confidentiality obligations,  including duties not to trade on non-public  information,  no less
restrictive   than   the   confidentiality    obligations   contained   in   the
confidentiality  agreement;  and upon written  request,  the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize  disclosure  of the Funds'  securities  holdings.  In addition to the Board, the CCO may, on a case-by-case  basis,  impose additional restrictions  on the  dissemination  of portfolio  information and waive certain requirements.  To the extent  required by law,  the CCO reports to the Board any violations  of the Funds'  policies and  procedures  on  disclosure of portfolio holdings.

Any  disclosure  of the  Funds'  securities  holdings  must  serve a  legitimate business  purpose  of the Funds and must be in the best  interest  of the Funds'
shareholders.  In making such a  determination,  the CCO must  conclude that the anticipated  benefits and risks to the Funds and their shareholders  justify the purpose of the disclosure.  A further  determination must be made to ensure that any conflicts of interest between the Funds, their  shareholders,  and any third party are resolved prior to  disclosure.  The Funds reserve the right to request certifications from senior officers of authorized  recipients that the recipient is using the portfolio holdings information only in a manner consistent with the
Funds' policy and any applicable  confidentiality  agreement.  Neither the Funds nor the Investment  Manager receive any  compensation or other  consideration in connection with these arrangements.

As an  oversight  procedure,  the  CCO  reports  all  arrangements  to  disclose portfolio  holdings  information  to the Funds' Board of Directors on a periodic basis.  If the  Board  determines  that  any  such  arrangement  is or  would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The officers and directors of the Funds and their  principal  occupations for at least the last five years are as follows.

========================================================================================================
                                                                               NUMBER OF
                                        TERM OF                               PORTFOLIOS      OTHER
                                      OFFICE AND                                IN FUND     DIRECTOR-
                        POSITION(S)     LENGTH                                  COMPLEX       SHIPS
                         HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN BY    HELD BY
NAME, ADDRESS AND AGE      FUND        SERVED(1)    DURING THE PAST 5 YEARS    DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     Director     Since 1994    Business broker,              35
(DOB 12/14/46)                                      Griffith & Blair
2222 SW 29th Street                                 Realtors.
Topeka, KS 66611
--------------------------------------------------------------------------------------------------------
Harry A. Craig           Director     Since 2004    Chairman, CEO,                35
(DOB 5/11/39)                                       Secretary and
1737 SW 42nd Street                                 Director, Martin
Topeka, KS 66609                                    Tractor Company, Inc.
--------------------------------------------------------------------------------------------------------
Penny A. Lumpkin         Director     Since 1993    Partner, Vivian's             35
(DOB 8/20/39)                                       Gift Shop (Corporate
3616 Canterbury                                     Retail). Vice
  Town Rd                                           President, Palmer
Topeka, KS 66610                                    Companies, Inc. (Small
                                                    Business and Shopping
                                                    Center Development),
                                                    PLB (Real Estate
                                                    Equipment Leasing), and
                                                    Town Crier (Retail).
                                                    Prior to 1999, Vice
                                                    President and
                                                    Treasurer, Palmer News,
                                                    Inc.; Vice President,
                                                    M/S News, Inc. and
                                                    Secretary, Kansas City
                                                    Periodicals. Prior to
                                                    2002, Vice President,
                                                    Bellairre Shopping
                                                    Center (Managing and
                                                    Leasing); Partner,
                                                    Goodwin Enterprises
                                                    (Retail).
--------------------------------------------------------------------------------------------------------
Maynard. F. Oliverius    Director     Since 1998    President and Chief           35
(DOB 12/18/43)                                      Executive Officer,
1500 SW 10th Avenue                                 Stormont-Vail
Topeka, KS 66604                                    HealthCare.
--------------------------------------------------------------------------------------------------------
DIRECTORS WHO
ARE "INTERESTED
PERSONS"(2)
--------------------------------------------------------------------------------------------------------
John D. Cleland          Chairman     Since 1991    Retired. Prior to             35
(DOB5/1/36)               of the      (Director)/   January 1, 2003, Senior
One Security             Board and    Since 2000    Vice President,
  Benefit Place          Director     (Chairman)    Security Benefit Group,
Topeka, KS 66636-0001                               Inc. and Security
                                                    Benefit Life Insurance
                                                    Company.
--------------------------------------------------------------------------------------------------------
Michael G. Odlum         President    Since 2004    President and Managing        35
One Security                and       (Director)/   Member Representative,
  Benefit Place          Director     Since 2004    Security Management
Topeka, KS 66636-0001                 (President)   Company, LLC; Senior
(DOB 1/12/52)                                       Vice President and
                                                    Chief Investment
                                                    Officer, Security
                                                    Benefit Life Insurance
                                                    Company, Director,
                                                    Security Distributors,
                                                    Inc.; Director, Vice
                                                    President and Chief
                                                    Investment Officer,
                                                    First Security Benefit
                                                    Life Insurance and
                                                    Annuity Company of New
                                                    York
--------------------------------------------------------------------------------------------------------
1  Directors serve until the next annual meeting or their successors are duly elected and qualified.

2  These  directors are deemed to be "interested  persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.
========================================================================================================

==========================================================================================
                                            TERM OF
                             POSITION(s)   OFFICE AND
                             OFFICE AND      LENGTH
                              HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           FUND        SERVED(1)   DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------
Steven M. Bowser                 Vice      Since 1998   Vice President and Senior
(DOB 2/11/60)                 President                 Portfolio Manager, Security
One Security Benefit Place     (Income                  Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)                Benefit Corporation and Security
                                                        Benefit Life Insurance Company.
------------------------------------------------------------------------------------------
Brenda M. Harwood             Treasurer    Since 1998   Assistant Vice President and
(DOB 11/3/63)                                           Treasurer, Security Management
One Security Benefit Place                              Company, LLC; Assistant Vice
Topeka, KS 66636-0001                                   President, Security Benefit
                                                        Corporation and Security Benefit
                                                        Life Insurance Company; Vice
                                                        President and Director, Security
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------
Amy J. Lee                    Secretary    Since 1987   Secretary, Security Management
(DOB 6/5/61)                                            Company, LLC and Security
One Security Benefit Place                              Distributors, Inc.; Vice President
Topeka, KS 66636-0001                                   Associate General Counsel and
                                                        Assistant Secretary, Security
                                                        Benefit Corporation and Security
                                                        Benefit Life Insurance Company.
------------------------------------------------------------------------------------------
Christopher L. Phalen            Vice      Since 2002   Assistant Vice President and
(DOB 11/9/70)                 President                 Portfolio Manager, Security
One Security Benefit Place     (Income                  Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)                Benefit Life Insurance Company and
                                                        Security Benefit Corporation
------------------------------------------------------------------------------------------
David G. Toussaint               Vice      Since 2001   Assistant Vice President and
(DOB 10/10/66)                President                 Portfolio Manager, Security
One Security Benefit Place     (Income                  Management Company, LLC, Security
Topeka, KS 66636-0001         Fund only)                Benefit Life Insurance Company
                                                        and Security Benefit Corporation
------------------------------------------------------------------------------------------
Christopher D. Swickard       Assistant    Since 1996   Assistant Secretary, Security
(DOB 10/9/65)                 Secretary                 Management Company, LLC; Second
One Security Benefit Place                              Vice President and Assistant
Topeka, KS 66636-0001                                   Counsel, Security Benefit
                                                        Corporation and Security Benefit
                                                        Life Insurance Company.
------------------------------------------------------------------------------------------
1  Officers serve until the next annual  meeting or their  successors are duly elected and qualified.
==========================================================================================

The  officers of the Funds hold  identical  offices with each of the other Funds managed by the Investment Manager,  except Messrs. Bowser, Phalen and Toussaint, who are also Vice  Presidents of SBL Fund only.  The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager.
Ms.  Lee  holds  identical   offices  for  Security   Distributors,   Inc.  (the
"Distributor"). Mr. Odlum and Ms. Harwood are also directors of the Distributor.
Ms. Harwood is Vice President of the Distributor.

COMMITTEES

The Board of Directors  has an Audit  Committee  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the handling by the Investment  Manager of the accounting  functions for the Fund. The Audit Committee currently consists of Messrs.  Chubb and Oliverius and Ms.  Lumpkin.  The Audit  Committee held two meetings during the fiscal year ended December 31, 2004.

NOMINATING  COMMITTEE -- The Board of  Directors  has  established  a Nominating
Committee for the purpose of considering and presenting to the Board  candidates it proposes for nomination to fill Independent  Director vacancies on the Board.
Specific  qualifications of candidates for Board membership will be based on the needs of the  Board at the  time of  nomination.  The  Nominating  Committee  is willing to consider  nominations  received  from  shareholders  and shall assess shareholder  nominees  in the same  manner as it  reviews  its own  nominees.  A shareholder  nominee for  director  should be submitted in writing to the Funds'
Secretary.  Any such shareholder  nomination should include,  at a minimum,  the following  information  as  to  each  individual  proposed  for  nominations  as director:  such individual's  written consent to be named in the proxy statement as a nominee (if  nominated)  and to serve as a director (if  elected),  and all information  relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors,  or is otherwise required, in each case under applicable federal  securities laws, rules and regulations.  The
Nominating  Committee  consists of Mssrs.  Chubb and Oliverius and Ms.  Lumpkin.
During the calendar year ended December 31, 2004, the Nominating  Committee held no meetings.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from the Security Fund complex an annual retainer of $30,000 and a fee of $4,500 per meeting,  plus reasonable  travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds'
joint audit committee  receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee  attended.  The meeting fee
(including   the  audit   committee   meeting)   and   travel   costs  are  paid
proportionately  by each of the seven registered  investment  companies to which the Adviser provides investment advisory services  (collectively,  the "Security
Fund Complex") based on the Fund's net assets.

The Funds do not pay any fees to, or reimburse  expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors  during the fiscal year ended  December 31,
2004,  and the  aggregate  compensation  paid to  each of the  directors  during calendar  year  2004  by  the  Security  Fund  Complex,  are  set  forth  in the accompanying  chart.  Each of the  directors  is a director of each of the other registered investment companies in the Security Fund Complex.

====================================================================================================
                                                                                           TOTAL
                                                   PENSION OR RETIREMENT               COMPENSATION
                                                    BENEFITS ACCRUED AS    ESTIMATED     FROM THE
NAMES OF                AGGREGATE COMPENSATION     PART OF FUND EXPENSES     ANNUAL      SECURITY
INDEPENDENT           --------------------------  -----------------------   BENEFITS   FUND COMPLEX,
DIRECTORS             INCOME   MUNICIPAL   CASH   INCOME  MUNICIPAL  CASH  RETIREMENT    INCLUDING
OF THE FUND            FUND    BOND FUND   FUND    FUND   BOND FUND  FUND     UPON       THE FUNDS
----------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.  $12,583   $5,083    $5,083    $0       $0       $0       $0         $68,500
Harry W. Craig, Jr.     8,458    4,708     4,708     0        0        0        0          60,250
Penny A. Lumpkin       12,583    5,083     5,083     0        0        0        0          68,500
Mark L. Morris, Jr.*   12,583    5,083     5,083     0        0        0        0          68,500
Maynard Oliverius      12,583    5,083     5,083     0        0        0        0          68,500
----------------------------------------------------------------------------------------------------
*Mark L. Morris, Jr. retired from serving as a Director in November 2004.
====================================================================================================

=====================================================================================================
                                                                                            TOTAL
                                                 PENSION OR RETIREMENT                  COMPENSATION
                                                   BENEFITS ACCRUED AS     ESTIMATED      FROM THE
NAMES OF             AGGREGATE COMPENSATION      PART OF FUND EXPENSES       ANNUAL       SECURITY
INDEPENDENT        -------------------------   -------------------------    BENEFITS    FUND COMPLEX,
DIRECTORS          INCOME   MUNICIPAL   CASH   INCOME   MUNICIPAL   CASH   RETIREMENT     INCLUDING
OF THE FUND         FUND    BOND FUND   FUND    FUND    BOND FUND   FUND      UPON        THE FUNDS
-----------------------------------------------------------------------------------------------------
John D. Cleland      0          0        0       0          0        0         0              0
Michael G. Odlum     0          0        0       0          0        0         0              0
=====================================================================================================

PRINCIPAL HOLDERS OF SECURITIES

As  of  March  31,  2005,  the  Funds'  officers  and  directors  (as  a  group)
beneficially  owned  less  than 1% of the  total  outstanding  Class A shares of
Diversified  Income and High Yield  Funds.  Municipal  Bond Fund's  Officers and
Directors (as a group) beneficially owned 1.15% of the total outstanding Class A shares of the Fund as of March 31, 2005.  Cash Fund's officers and directors (as a group)  beneficially  owned less than 1% of the total outstanding shares as of
March 31,  2005.  None of the Funds'  officers or  directors  owned any Class of shares of the Funds other than Class A.

As of March 31, 2005, Security Benefit Corporation ("SBC"), One Security Benefit
Place, Topeka, Kansas, 66636-0001,  owned, of record and beneficially,48% of the voting  securities  of High  Yield  Fund (47% of the total  outstanding  Class A shares  and 59% of the  total  outstanding  Class B  shares).  SBC's  percentage ownership of High Yield Fund may permit SBC to  effectively  control the outcome of any  matters  submitted  to a vote  of  shareholders  of  this  fund.  SBC is incorporated under the laws of Kansas. SBC is ultimately  controlled by Security
Benefit Mutual Holding  Company,  One Security  Benefit  Place,  Topeka,  Kansas
66636-0001, a mutual holding company organized under the laws of Kansas.

As of March 31, 2005, the following  entities owned, of record and beneficially,
5% or more of a class of a Fund's outstanding securities:

================================================================================
                                                          CLASS       PERCENTAGE
NAME OF SHAREHOLDER                    FUND OWNED         OWNED         OWNED
--------------------------------------------------------------------------------
DA Davidson, Custodian                 High Yield         Class C       13.74%
for Terry L. Hanson
--------------------------------------------------------------------------------
Pershing LLC (of record only)          High Yield         Class C        8.05%
                                     Municipal Bond       Class B        7.44%
--------------------------------------------------------------------------------
Raymond James & Assoc.                 High Yield         Class C        5.21%
f/b/o Straff IRA
--------------------------------------------------------------------------------
Security Benefit Corporation           High Yield         Class B       35.59%
                                       High Yield         Class A        9.01%
--------------------------------------------------------------------------------
Frieda Wilhelm                       Municipal Bond       Class A        7.09%
--------------------------------------------------------------------------------
Ruth W Kaminer Revocable Trust       Municipal Bond       Class B        6.46%
--------------------------------------------------------------------------------
UMB Bank, NA, Custodian                High Yield         Class A       57.94%
(of record only)                   Diversified Income     Class A       15.22%
--------------------------------------------------------------------------------
UMB Bank, NA , f/b/o                 Municipal Bond       Class B        5.01%
Barbara F. Shafer
--------------------------------------------------------------------------------
Thomas A. & Regina A. Irvine         Municipal Bond       Class B       24.56%
--------------------------------------------------------------------------------
Security Benefit Life              Income Opportunity     Class A       47.16%
Insurance Company                  Income Opportunity     Class B       89.17%
                                   Income Opportunity     Class C       51.88%
================================================================================

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2004, the Directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the
Directors in the dollar ranges set forth below:

=========================================================================================
                                                                         AGGREGAGE DOLLAR
                                                                         RANGE OF EQUITY
                                                                          SECURITIES IN
                                                                          ALL REGISTERED
                                                                            INVESTMENT
                                                                            COMPANIES
                                                                           OVERSEEN BY
                                                        DOLLAR RANGE       DIRECTOR IN
                                                         OF EQUITY          FAMILY OF
                                                         SECURITIES         INVESTMENT
NAME OF DIRECTOR             NAME OF FUND                 IN FUND           COMPANIES
-----------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Income Fund,                              over $100,000
                         Diversified Income Series          None
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Municipal Bond Fund         None
                       Security Cash Fund                $1-$10,000
-----------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Income Fund,
                         Diversified Income Series       $1-$10,000      $50,001-$100,000
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Municipal Bond Fund      $1-$10,000
                       Security Cash Fund                $1-$10,000
-----------------------------------------------------------------------------------------
Maynard Oliverius      Security Income Fund,
                         Diversified Income Series          None          over $100,000
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series    $10,001-$50,000
                       Security Municipal Bond Fund         None
                       Security Cash Fund             $50,001-$100,000
-----------------------------------------------------------------------------------------
Harry A. Craig         Security Income Fund,
                         Diversified Income Series          None               None
                       Security Income Fund,
                         High Yield Series                  None
                       Security Income Fund,
                         Income Opportunity Series          None
                       Security Municipal Bond Fund         None
                       Security Cash Fund                   None
=========================================================================================

As of December 31, 2004, the following Directors who are "interested persons" of the Funds  beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially  owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

================================================================================
                                                                   AGGREGATE
                                                                 DOLLAR RANGE
                                                                   OF EQUITY
                                                                 SECURITIES IN
                                                                 ALL REGISTERED
                                                                   INVESTMENT
                                                                   COMPANIES
                                                                  OVERSEEN BY
                                                  DOLLAR RANGE    DIRECTOR IN
                                                   OF EQUITY       FAMILY OF
                                                   SECURITIES     INVESTMENT
NAME OF DIRECTOR         NAME OF FUND               IN FUND        COMPANIES
--------------------------------------------------------------------------------
Michael G. Odlum   Security Income Fund,
                     Diversified Income Series        None       Over $100,000
                   Security Income Fund,
                     High Yield Series                None
                   Security Income Fund,
                     Income Opportunity Series     $1-$10,000
                   Security Municipal Bond Fund       None
                   Security Cash Fund                 None
--------------------------------------------------------------------------------
John D. Cleland    Security Income Fund,
                     Diversified Income Series        None       Over $100,000
                   Security Income Fund,
                     High Yield Series                None
                   Security Income Fund,
                     Income Opportunity Series        None
                   Security Municipal Bond Fund       None
                   Security Cash Fund              $1-$10,000
================================================================================

HOW TO PURCHASE SHARES

As discussed below, shares of Diversified Income, High Yield, Income Opportunity and Municipal  Bond Funds may be purchased with either a front-end or contingent deferred  sales  charge.  Shares of Cash Fund are offered by the Fund  without a sales charge.  Each of the Funds  reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.

As a convenience to investors and to save operating  expenses,  the Funds do not issue certificates for Fund shares.

DIVERSIFIED  INCOME,  HIGH YIELD, INCOME OPPORTUNITY AND MUNICIPAL BOND FUNDS --
Security  Distributors,  Inc., One Security  Benefit Place,  Topeka,  Kansas,  a
wholly-owned   subsidiary  of  Security   Benefit  Group,   Inc.,  is  principal
underwriter for Diversified Income, High Yield, Income Opportunity and Municipal
Bond Funds.  Investors  may purchase  shares of these Funds  through  authorized dealers who are members of the National Association of Securities Dealers,  Inc.
("NASD"). In addition, banks and other financial institutions may make shares of the Funds available to their customers.  (Banks and other financial institutions that make  shares of the Funds  available  to their  customers  in Texas must be registered with that state as securities  dealers.) The minimum initial purchase must be $100 and  subsequent  purchases  must be $100  unless  made  through  an
Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. An application may be obtained from the Distributor.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the  Distributor  (generally  as of the close of the
Exchange on that day) plus the sales charge in the case of Class A shares of the
Funds. Orders received and accepted by dealers or other firms prior to the close of the  Exchange  and  received  by the  Distributor  prior to the  close of its business day will be confirmed at the offering  price  effective as of the close of the  Exchange on that day.  Dealers and other  financial  services  firms are obligated to transmit orders promptly.

ALTERNATIVE  PURCHASE  OPTIONS --  Diversified  Income  Fund and High Yield Fund
offer three  classes of shares,  Class A, Class B, and Class C.  Municipal  Bond
Fund offers two classes of shares, Class A and Class B.

CLASS A SHARES -- FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales  charge  of 1% for one  year).  See  Appendix  C in the  Prospectus  for a discussion  of "Rights of  Accumulation"  and  "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

CLASS B SHARES -- BACK-END LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of  distribution  at the time of  investment,  rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B or Class C shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

Dealers or others receive  different  levels of compensation  depending on which class of shares they sell.

CLASS A SHARES -- Class A shares  of  Diversified  Income,  High  Yield,  Income
Opportunity  and  Municipal  Bond Funds are offered at NAV plus an initial sales charge as follows:

================================================================================
                                                    SALES CHARGE
                                    --------------------------------------------
                                      APPLICABLE     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF      NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE      INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                       4.75%            4.99%          4.00%
$50,000 but less than $100,000          3.75             3.90           3.00
$100,000 but less than $250,000         2.75             2.83           2.20
$250,000 but less than $1,000,000       1.75             1.78           1.40
$1,000,000 or more                      None             None        (See below)
================================================================================

Purchases of Class A shares of these Funds in amounts of  $1,000,000 or more are at NAV (without a sales charge),  but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase.  For a discussion of the  contingent  deferred  sales charge,  see  "Calculation  and
Waiver  of  Contingent  Deferred  Sales  Charges."  The  Distributor  will pay a commission to dealers on purchases of  $1,000,000  or more as follows:  1.00% on sales  up to  $5,000,000,  plus  0.50%  on  sales  of  $5,000,000  or more up to
$10,000,000,  and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain  retirement  plans as  described  under
"Purchases at Net Asset Value" in the prospectus.  Such purchases may be subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

SECURITY DIVERSIFIED INCOME,  MUNICIPAL BOND AND INCOME OPPORTUNITY FUNDS' CLASS
A  DISTRIBUTION  PLANS -- As discussed in the  Prospectus,  each of  Diversified
Income,   High  Yield,  Income  Opportunity  and  Municipal  Bond  Funds  has  a
Distribution  Plan for its  Class A shares  pursuant  to Rule  12b-1  under  the
Investment  Company Act. Each Plan authorizes these Funds to pay as compensation an annual fee to the  Distributor of 0.25% of the average daily NAV of the Class
A shares of each Fund to finance various activities relating to the distribution of such shares to investors  and the  provision  of services to such  investors.
These  expenses  include,  but are not limited  to, the payment of  compensation
(including  compensation to securities dealers and other financial  institutions and  organizations)  to obtain  various  administrative  services for each Fund.
These services include,  among other things,  processing new shareholder account applications  and serving as the primary  source of  information to customers in answering  questions  concerning each Fund and their transactions with the Fund.
The Plans  may also be used to pay for  sub-administration  and/or  sub-transfer agency services  provided for the benefit of the Funds.  The Distributor is also authorized to engage in advertising,  the preparation and  distribution of sales literature and other promotional  activities on behalf of each Fund. In the case of where a Fund or Class A shares are closed to new  investors  or  investments, the Distributor also may use the fees payable under these Plans to make payments to brokers and other financial  intermediaries  for past sales and  distribution efforts,  as well as the  provision  of ongoing  services to  shareholders.  The
Distributor is required to report in writing to the Board of Directors regarding the payments  made and  services  provided  under the Plans,  and the board will review at least  quarterly  the amounts and purpose of any  payments  made under such  Plans.  The  Distributor  is also  required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether a Plan should be continued.

Each Plan will continue from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance.  The Plan can also be  terminated  with respect to a Fund at any time on 60 days'  written  notice, without  penalty,  if a majority  of the  independent  directors  or the Class A shareholders of that Fund vote to terminate the Plan. Any agreement  relating to the implementation of the Plan terminates  automatically if it is assigned.  The
Plans may not be  amended to  increase  materially  the  amount of  distribution payments thereunder without approval of the Class A shareholders of the Funds.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including  Mr.  Cleland  (Director  of the Fund),  and Ms.  Lee and Ms.  Harwood
(officers of the Fund), all may be deemed to have a direct or indirect financial interest in the  operation of the  Distribution  Plan.  None of the  independent directors  has a direct or indirect  financial  interest in the operation of the
Distribution Plan.

Benefits  from  the  Distribution  Plan  may  accrue  to  the  Funds  and  their shareholders  from the  growth  in assets  due to sales of shares to the  public and/or  retention of existing  Fund assets,  which may benefit  shareholders  by reducing per share expenses,  permitting  increased  investment  flexibility and diversification of the Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

The Distributor may reimburse  broker-dealers for certain promotional  expenses, which may include,  among other things,  travel,  meals and lodging  incurred in connection with attendance by their  representatives at educational meetings and other costs  associated  with such  educational  meetings.  The  Distributor may engage the services of an  advertising  agency for  advertising,  preparation of sales literature and other distribution-related activities.

CLASS B SHARES -- Class B shares  of  Diversified  Income,  High  Yield,  Income
Opportunity  and  Municipal  Bond Funds are  offered at NAV,  without an initial sales charge. With certain  exceptions,  these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise payable to the shareholder. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge will depend on the number of years since the shareholder  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                 ==============================================
                 YEAR SINCE PURCHASE        CONTINGENT DEFERRED
                  PAYMENT WAS MADE             SALES CHARGE
                 ----------------------------------------------
                       First                        5%
                       Second                       4%
                       Third                        3%
                       Fourth                       3%
                       Fifth                        2%
                 Sixth and Following                0%
                 ==============================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions  with  respect  to Class B shares)  will  automatically convert on the eighth  anniversary  of the date such  shares were  purchased  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions  with respect to Class B shares  ("reinvestment  shares")  will be considered  to be held in a  separate  subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Funds'  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION  PLAN -- Each of  Diversified  Income,  High Yield,  Income
Opportunity and Municipal Bond Funds bear some of the costs of selling its Class
B shares  under a  Distribution  Plan adopted with respect to its Class B shares
("Class B  Distribution  Plan")  pursuant  to Rule  12b-1  under the  Investment
Company Act. The Plan provides for payments of  compensation  to the Distributor at an annual rate of 1.00% of the average daily NAV of Class B shares. The Funds and the  Distributor  currently  pay  dealers  and other firms that make Class B shares  available to their  customers  (1) a commission  at the time of purchase normally  equal to 4.00% of the value of each share  sold and (2) a service  fee payable for the first year, initially, and for each year thereafter,  quarterly, in an amount equal to .25%  annually of the average  daily NAV of Class B shares sold by such dealers and other firms and remaining  outstanding  on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer  agency services  provided for the benefit of the Fund. In the case of a Fund or Class B shares  are closed to new  investors  or  investments,  the
Distributor also may use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial  intermediaries  for past sales and
distribution   efforts,  as  well  as  the  provision  of  ongoing  services  to shareholders.

Each Fund's Class B  Distribution  Plan may be terminated at any time by vote of its  Directors  who are not  interested  persons  of the Fund as  defined in the
Investment  Company  Act or by vote of a  majority  of the  outstanding  Class B shares of the Fund. In the event the Class B Distribution  Plan is terminated by the Class B shareholders or the Funds' Board of Directors,  the payments made to the  Distributor  pursuant  to the Plan up to that time would be retained by the
Distributor.  Any  expenses  incurred  by the  Distributor  in  excess  of those payments would be absorbed by the Distributor.

CLASS C SHARES -- Class C shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within one year of the date of  purchase.  No  deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Diversified Income Fund, High Yield Fund and Income
Opportunity  Fund bear some of the costs of selling  its Class C shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  C  shares  ("Class  C
Distribution  Plan")  pursuant to Rule 12b-1 under the  Investment  Company Act.
This Plan provides for payments of  compensation to the Distributor at an annual rate of 1.00% of the  average  daily  NAV of Class C  shares.  The Funds and the
Distributor  currently  pay  dealers  and other  firms  that make Class C shares available to their  customers (1) a commission at the time of purchase  normally equal to 0.75% of the value of each share  sold,  and for each year  thereafter, quarterly,  in an amount  equal to 0.75%  annually of the  average  daily NAV of
Class C shares sold by such dealers and other firms and remaining outstanding on the  books  of the  Fund  and (2) a  service  fee  payable  for the  first  year initially, and for each year thereafter,  quarterly, in an amount equal to 0.25%
annually  of the average  daily NAV of Class C shares  sold by such  dealers and other firms and remaining  outstanding on the books of the Fund. The service fee may  also  be  used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund. In the case of a Fund or Class C shares are closed to new investors or investments,  the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial  intermediaries for past sales and distribution  efforts, as well as the provision of ongoing services to shareholders.

A Fund's Class C Distribution  Plan may be terminated at any time by vote of its
Directors  who  are  not  interested  persons  of the  Fund  as  defined  in the
Investment  Company  Act or by vote of a  majority  of the  outstanding  Class C shares of the Fund. In the event the Class C Distribution  Plan is terminated by the Class C shareholders or the Fund's Board of Directors,  the payments made to the  Distributor  pursuant  to the Plan up to that time would be retained by the
Distributor.  Any  expenses  incurred  by the  Distributor  in  excess  of those payments would be absorbed by the Distributor.

Each  Plan  is  a  compensation-type   plan  that  compensates  the  Distributor
regardless of expenses.  The Funds make no payments in connection with the sales of Shares other than the fee paid to the Distributor.

RULE 12B-1 PLAN  EXPENSES -- For the fiscal year ended  December 31,  2004,  the following  payments  were made for each Fund under the Rule  12b-1  Distribution
Plans:

================================================================================
                       DIVERSIFIED INCOME FUND            HIGH YIELD FUND
                     ----------------------------   ----------------------------
                     CLASS A    CLASS B   CLASS C   CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------------
Compensation
  to Distributor     $83,897*   $14,435   $37,392   $72,307*   $84,347   $12,701
================================================================================

================================================================================
                    INCOME OPPORTUNITY FUND      MUNICIPAL BOND FUND   CASH FUND
                  ----------------------------   -------------------   ---------
                  CLASS A   CLASS B    CLASS C   CLASS A     CLASS B    CLASS A
--------------------------------------------------------------------------------
Compensation
  to Distributor  $38,381   $130,194   $40,384   $82,823     $4,759       N/A
================================================================================

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount  of  $1,000,000  or more)  and  Class B shares  and  Class C shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in an amount of $1,000,000 or more) or Class C shares  held for more than one year or Class B shares  held for more than five years.  Upon  request for  redemption,  shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death,  (2) upon the disability  (as defined in Section  72(m)(7) of the Internal  Revenue Code) of a
shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the
CDSC),  (iv) "financial  hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time,  (v)  termination  of employment of a participant in the plan, or (vi) any other  permissible  withdrawal  under  the  terms of the  plan.  The  contingent deferred sales charge will also be waived in the case of certain  redemptions of
Class B or Class C shares  of the  Funds  pursuant  to a  systematic  withdrawal program (See "Systematic Withdrawal Program.")

ARRANGEMENTS  WITH  BROKER/DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from  time to  time,  will pay a bonus to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other Funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales charge and,  with  respect to Class B shares or Class C shares,  an amount which  exceeds  the  maximum  commission.  The  Distributor,  or the  Investment
Manager,  may also provide financial assistance to certain dealers in connection with conferences,  sales or training programs for their employees,  seminars for the public,  advertising,  sales  campaigns,  and/or  shareholder  services  and programs  regarding one or more of the funds managed by the Investment  Manager.
In addition,  the  Investment  Manager or  Distributor  may sponsor  training or education meetings at various locations.  In connection with such meetings it is expected  that the  Investment  Manager  or  Distributor  would pay the  travel, lodging and other expenses of representatives of the dealers in attendance.  The
Fund  Administrator  or  Distributor  may also  pay  certain  transaction  order processing  costs  incurred  by dealers who sell Fund  shares  through  clearing brokers.  Certain of the foregoing  arrangements  may be financed by payments to the Distributor under a Rule 12b-1  Distribution  Plan. These  arrangements will not change  the price an  investor  will pay for  shares or the amount  that the
Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the
NASD. A Dealer to whom  substantially  the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

The Investment Manager pays a service fee to dealers at the annual rate of 0.25%
of the  aggregate  net assets of all Cash Fund  accounts  opened  after July 31,
1990;  provided that such dealer is the dealer of record for aggregate  accounts with aggregate net assets of $1 million or more.

The Distributor or its affiliates,  out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their  shareholders),  may also provide additional cash payments or non-cash  compensation to some, but not all,  broker/dealers  and other financial  intermediaries who sell shares of the
Funds or render investor services to Fund  shareholders  (directly or indirectly via sales of  variable  insurance  contracts  or the  provision  of  services in connection  with  retirement  plans).  Such  payments  and  compensation  are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid,  directly or indirectly,  by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds,  and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses  listed in the fees and expenses  sections of the Funds' prospectuses,  and they do not change the price paid by investors for the  purchase  of a Fund's  shares or the amount  received by a  shareholder  as proceeds from the redemption of Fund shares.

Such  additional  cash  payments  may be made to  brokers  and  other  financial intermediaries  that provide  services to the Funds and/or  shareholders  in the
Funds, including (without limitation)  shareholder servicing,  marketing support
and/or  access  to  sales  meetings,   sales   representatives   and  management
representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial  intermediaries for inclusion of the Funds on a sales list,  including a preferred or select sales list, in other sales programs,  or as an expense  reimbursement  or compensation in cases where
the  broker  or  other  financial   intermediary   provides   services  to  Fund
shareholders.  To the extent  permitted by applicable  law, the  Distributor and other  parties  may pay or  allow  other  incentives  and  compensation  to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically.

These  payments  may take a variety  of forms,  including  (without  limitation)
compensation for sales,  "trail" fees for shareholder  servicing and maintenance of  investor  accounts,  and  finder's  fees  Revenue  sharing  payments  may be structured:  (i) as a  percentage  of net  sales;  (ii) as a  percentage  of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information,  the Distributor has
revenue sharing arrangements with the following financial intermediaries.

========================================================================================
                                                        PAYMENTS
                                                       DURING LAST
BROKER-DEALER NAME            BASIS OF PAYMENT         FISCAL YEAR     AFFECTED FUNDS
----------------------------------------------------------------------------------------
Brecek & Young                 0.50% of sales          $237,278.98     All funds in the
Advisors, Inc.                                                         Security Funds
(wholly-owned                                                          Complex except
subsidiary of                                                          Security Cash
Security Benefit                                                       Fund and SBL Fund
Corporation and
an affiliate of
the Distributor)
----------------------------------------------------------------------------------------
CUSO Financial                 0.10% of sales            15,608.60     All funds in the
Services, L.P.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Investment Advisors &          0.10% of sales            19,215.00     All funds in the
Consultants, Inc.                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Legend Equities           For calendar year, 0.10%      141,211.11     All funds in the
Corporation               of sales if less than                        Security Funds
                          $10 million; 0.15% of                        Complex except
                          sales if $10 million or                      Security Cash
                          more but less than $30                       Fund and SBL Fund
                          million; and 0.25% of
                          sales if $30 million
                          or more; plus 0.05% of
                          assets
----------------------------------------------------------------------------------------
Lincoln Investment             0.25% of sales           142,203.00     All funds in the
Planning, Inc.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Ohio Savings                   0.10% of sales            13,218.82     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
PlanMember Securities     In lieu of standard              Not         All funds in the
Corporation               commissions, 0.25% of        applicable      Security Funds
                          net sales under mutual        for 2004       Complex except
                          fund wrap program (Class                     SBL Fund
                          A shares at NAV) during
                          each calendar quarter
                          beginning in 2005. Also
                          receive 12b-1 fees if
                          available.

                          In lieu of standard
                          commissions, one-time
                          commission of 1.33% of
                          Class A shares trans-
                          ferred to funds in
                          2003 under PlanMember's
                          Advantage Program.
----------------------------------------------------------------------------------------
Trustmark                      0.10% of sales             1,202.70     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Vision                         0.10% of sales             6,870.96     All funds in the
                                                                       Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
VSR Financial             For calendar year, 0.00%       27,039.02     All funds in the
Services, Inc.            of sales is less than                        Security Funds
                          $5 million; 0.10% of                         Complex except
                          sales if $5 million or                       Security Cash
                          more but less than $15                       Fund and SBL Fund
                          million; 0.12% of sales
                          if $15 million or more
                          but less than $25
                          million; and 0.15% of
                          sales if $25 million or
                          more
----------------------------------------------------------------------------------------
*Agreement  provides for payment on sales of all funds (not  including  Security
 Cash Fund and SBL Fund) but none of the Funds were sold by these firms.
========================================================================================

The Distributor may enter into revenue sharing arrangements with other financial intermediaries,  and may modify existing revenue sharing  arrangements  with the intermediaries indicated above.

In  addition,  while the  Distributor  typically  pays most of the sales  charge
applicable  to  the  sale  of  fund  shares  to  brokers  and  other   financial
intermediaries  through  which  purchases  are made,  the  Distributor  may,  on occasion, pay the entire sales charge.

From time to time,  the  Distributor  and its  affiliates  may also pay non-cash compensation to brokers and other financial  intermediaries  in the form of, for
example:   (i)  occasional  gifts;  (ii)  occasional  meals,  tickets  or  other entertainment;  and/or (iii) sponsorship support of regional or national events.
For  example,  representatives  of  the  Distributor  visit  brokers  and  other financial  intermediaries on a regular basis to educate them about the Funds and to encourage  the sale of Fund shares to their  clients.  The costs and expenses associated  with these  efforts  may include  travel,  lodging,  sponsorship  at educational  seminars  and  conferences,  entertainment  and meals to the extent permitted by law.

The  compensation  or  reimbursement  received  by brokers  and other  financial intermediaries  through  sales  charges,  fees  payable  from the Funds,  and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall  compensation or reimbursement on similar or other products and may  influence  your  broker or other  financial  intermediary  to  present  and recommend the Funds over other investment  options available in the marketplace.
In addition, depending on the arrangements in place at any particular time, your broker  or other  financial  intermediary  may have a  financial  incentive  for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other  financial  intermediaries,  and  should so  inquire  if they  would  like additional  information.  A  shareholder  may ask  his/her  broker or  financial intermediary how he/she will be compensated for investments made in the Funds.

Although  a Fund may use  financial  firms  that  sell  Fund  shares  to  effect
transactions  for  the  Fund's   portfolio,   the  Funds,  SMC  and  the  Funds'
sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

CASH FUND -- Cash Fund  offers a single  class of shares at NAV next  determined after an order is  accepted.  There is no  sales  charge  or load.  The  minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL.

    (a)  A check or negotiable bank draft should be sent to:

                            Security Cash Fund
                            P.O. Box 750525
                            Topeka, Kansas 66675-0525

    (b)  Make check or draft payable to "Security Cash Fund."

    (c)  For initial investment include a completed investment application found at the back of the Prospectus.

2.  BY WIRE.

    (a)  Call the Fund to advise  of the  investment.  The Fund  will  supply an account  number  at the  time of the  initial  investment  and  provide instructions for having your bank wire federal funds.

    (b)  For an initial  investment,  you must also send a completed  investment application to the Fund.

3.  THROUGH BROKER/DEALERS.  Investors may, if they wish, invest in Cash Fund by purchasing shares through  registered  broker/dealers.  Such broker/ dealers who process  orders on behalf of their  customers may charge a fee for their
    services.   Investments   made   directly   without  the   assistance  of  a
    broker/dealer are without charge.

Since Cash Fund  invests in money  market  securities  which  require  immediate payment in federal funds,  monies  received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve
Banks.  A record date for each  shareholder's  investment  is  established  each business day and used to distribute  the following  day's  dividend.  If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend.  Federal funds  received  after 2:00 p.m. on any business day will not be invested  until the following  business day. Cash Fund will not be responsible for any delays in the wire transfer system.  All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States  dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

Class A shares  of  Diversified  Income,  High  Yield,  Income  Opportunity  and
Municipal  Bond Funds may be  purchased  at NAV by (1)  directors,  officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its  subsidiaries;  agents  licensed with SBL;
spouses or minor children of any such agents; as well as the following relatives of any such  directors,  officers and employees  (and their  spouses):  spouses, grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews;
(2) any trust, pension,  profit sharing or other benefit plan established by any of the foregoing  corporations for persons described above; (3) retirement plans where  third  party  administrators  of such plans  have  entered  into  certain arrangements with the Distributor or its affiliates  provided that no commission is  paid to  dealers;  and  (4)  officers,  directors,  partners  or  registered representatives  (and their spouses and minor  children) of  broker/dealers  who have a selling  agreement  with the  Distributor.  Such  sales are made upon the written  assurance of the  purchaser  that the  purchase is made for  investment purposes  and that the  securities  will not be  transferred  or  resold  except through redemption or repurchase by or on behalf of the Funds.

Life agents and  associated  personnel of  broker/dealers  must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

Class A shares  of  Diversified  Income,  High  Yield,  Income  Opportunity  and
Municipal  Bond Funds may be  purchased  at NAV when the purchase is made on the recommendation  of (i) a  registered  investment  adviser,  trustee or financial intermediary  who has  authority to make  investment  decisions on behalf of the investor; or (ii) a certified financial planner or registered  broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is  imposed.  Class A shares of  Diversified  Income,  High  Yield,  Income
Opportunity  and  Municipal  Bond  Funds may also be  purchased  at NAV when the purchase is made by retirement plans that (i) buy shares of the Security FundsSM worth $500,000 or more; (ii) have 100 or more eligible  employees at the time of purchase; (iii) certify that they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain  third-party  administrators that have entered into a special service arrangement  with the Security  Funds  relating to such plans or (v) have at the time of  purchase,  aggregate  assets  of at least  $1,000,000.  Purchases  made pursuant to this provision may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of Diversified Income Fund, High Yield Fund and Income Opportunity Fund
at NAV under  certain  circumstances.  Such plans would first  purchase  Class C shares of the  Diversified  Income Fund,  High Yield Fund or Income  Opportunity
Fund for an  initial  period of time that  would vary with the size of the plan, amount of assets  flowing  into the plan and level of  service  provided  by the dealer.  After that initial period of time has elapsed,  the plan would exchange at NAV existing  Class C shares for Class A shares of  Diversified  Income Fund,
High Yield Fund or Income  Opportunity  Fund, and new purchases  under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of Diversified Income Fund, High Yield Fund or Income
Opportunity  Fund.  The schedule below also sets forth the  commissions  paid to dealers in connection with sales of Diversified  Income Fund, High Yield Fund or
Income  Opportunity  Fund shares with respect to such  retirement  plans,  which commissions  replace those  normally  paid in  connection  with sales of Class C shares.

================================================================================
                              NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                                INVESTED IN      -------------------------------
   ELIGIBLE PLANS             CLASS C SHARES     1       2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         5%      4%     3%     2%     1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         6%      4%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        6 years         4%      3%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        5 years         3%      2%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        3 years         2%      1%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        0 years**       1%+     1%     1%     1%     1%
--------------------------------------------------------------------------------
*The commission is a percentage of the amount invested.  The year of purchase is measured  from  the  date  of  the  plan's  initial  investment  in  the  Fund.
 Notwithstanding  the  foregoing  schedule,  if 50% or more of the  plan  assets allocated to the Fund is redeemed within the four-year  period beginning on the date  of the  plan's  initial  investment  in the  Fund,  the  commission  will immediately drop to 1% for all subsequent purchases.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Diversified  Income Fund, High Yield Fund or Income  Opportunity  Fund shares by retirement plans receiving plan  recordkeeping  services from Security Financial
Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified  percentage of the  first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets  in  an  arrangement  where  it  does  receive  such  services.  In  such
circumstances,   the  Distributor  may  pay  the  dealer  a  commission  on  the transferred assets that is different from the commission  otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of Diversified  Income Fund,  High Yield Fund or Income
Opportunity Fund.

ACCUMULATION PLAN

Investors in Diversified  Income,  High Yield,  Income  Opportunity or Municipal
Bond Fund may purchase  shares on a periodic  basis under an  Accumulation  Plan which  provides  for an  initial  investment  of $100  minimum,  and  subsequent investments  of $20  minimum at any time.  An  Accumulation  Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will.  Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Funds as of the close of business on the day such payment is received.  A confirmation and statement of account will be sent to the investor following each investment.
Certificates for whole shares will be issued upon request.  No certificates will be issued for  fractional  shares which may be withdrawn  only by redemption for cash.

Investors may choose to use an Automatic  Investment Plan (automatic bank draft)
to make  their  Fund  purchases.  There is no  additional  charge  for  using an
Automatic  Investment  Plan.  Withdrawals may occur up to 3 business days before the date scheduled to purchase Fund shares.  An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more.  A Program  may also be based  upon the  liquidation  of a fixed or variable  number of  shares  provided  that the  minimum  amount  is  withdrawn.
However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal.  Shares  with a  current  offering  price of  $5,000 or more must be deposited with the Investment  Manager acting as agent for the shareholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient  shares will be liquidated at NAV to meet the specified  withdrawals.
Liquidation   of  shares  may  deplete  or  possibly  use  up  the   investment,
particularly in the event of a market decline.  Payments cannot be considered as actual  yield or income  since part of such  payments is a return of capital and may  constitute  a  taxable  event  to the  shareholder.  The  maintenance  of a
Withdrawal   Program   concurrently  with  purchases  of  additional  shares  of
Diversified  Income, High Yield, Income Opportunity or Municipal Bond Fund would be  disadvantageous  because of the sales commission  payable in respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested  at NAV. If an investor  has an  Accumulation  Plan in effect,  it must be  terminated  before a Systematic  Withdrawal  Program may be initiated.

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on  written  notice by the  shareholder  or the  Funds,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Calculation  and Waiver of  Contingent  Deferred  Sales  Charges." A Systematic
Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

Security Management Company,  LLC, One Security Benefit Place,  Topeka,  Kansas,
has served as investment  adviser to Income Fund,  Municipal  Bond Fund and Cash
Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980.
The current Investment Advisory Contract for each of Income Fund, Municipal Bond
Fund and Cash Fund is dated November 1, 1999.  The Investment  Manager also acts as investment  adviser to Security  Equity Fund,  Security Large Cap Value Fund,
Security Mid Cap Growth Fund and SBL Fund. The  Investment  Manager is a limited
liability  company   controlled  by  its  members,   SBL  and  Security  Benefit
Corporation  ("SBC").  SBC is  incorporated  under  the  laws of  Kansas  and is wholly-owned by Security  Benefit Mutual Holding  Company,  One Security Benefit
Place,  Topeka,   Kansas  66636-0001.   SBL,  a  stock  life  insurance  company
incorporated  under  the laws of Kansas  and is  wholly-owned  by SBC.  Security
Benefit Mutual Holding Company,  which is controlled by SBL  policyholders.  SBC together with its subsidiaries,  has approximately $11.2 billion of assets under management.

Pursuant to the Investment Advisory Contracts,  the Investment Manager furnishes investment advisory,  statistical and research services to the Funds, supervises and arranges for the  purchase  and sale of  securities  on behalf of the Funds, provides  for the  maintenance  and  compilation  of records  pertaining  to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual  expenses of the  respective  Funds  (including  for any fiscal year, the
management  fee,  but  excluding   interest,   taxes,   brokerage   commissions,
extraordinary  expenses and Class B and Class C distribution fees) shall not for
Diversified Income,  Income Opportunity and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive  expense limitation  imposed by any state in which shares of the Fund are then  qualified for sale and shall not for Cash Fund exceed 1% of the Fund's  average net assets for the year. (The  Investment  Manager is not aware of any state that currently imposes  limits on the level of mutual fund  expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund
(including  for any fiscal year,  the  management  fee, but excluding  interest, taxes,  extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's  average  net  assets for the year.  The  Investment
Manager will  contribute  such funds or waive such portion of its management fee as may be necessary to insure that the aggregate  expenses of the Funds will not exceed the guaranteed maximum.

For  services  provided  to the Funds,  the  Investment  Manager is  entitled to receive  compensation  on an annual  basis equal to 0.35% of the  average  daily closing value of the Diversified Income Fund's net assets,  0.50% of the average daily closing value of the Municipal  Bond and Cash Fund's net assets,  0.60% of the average daily  closing value of the High Yield Fund's net assets,  and 0.80%
of the average daily net assets of Income  Opportunity Series of $200 million or less, plus 0.70% of the average daily net assets of Income Opportunity Series of more than $200 million,  each computed on a daily basis and payable monthly. For the year ended  December 31, 2004,  total  expenses were reduced to 0.95% of the average  daily net assets of the Class A shares and 1.70% of the  average  daily net assets of the Class B and Class C shares of the Diversified Income Fund.

Each Fund will pay all of its expenses not assumed by the Investment  Manager or the  Distributor  including  organization  expenses;  directors'  fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other  meetings;  any  distribution  fees;  and legal,  auditing and  accounting expenses.  Each Fund will also pay for the preparation  and  distribution of the
Prospectus  to  its  shareholders  and  all  expenses  in  connection  with  its registration  under  federal  and  state  securities  laws.  Each  Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

The Investment Advisory Contracts between Security  Management Company,  LLC and
Income Fund, Municipal Bond Fund and Cash Fund, are each dated November 1, 1999.
The contracts  are  renewable  annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested  persons of any such party.  The contracts  provide that they may be  terminated  without penalty at any time by either  party on 60 days'  notice  and are  automatically terminated in the event of assignment.

Pursuant to Fund Accounting and  Administration  Agreements with the Funds dated as of March 31, 2004,  the  Investment  Manager also acts as the  administrative agent  for the  Funds  and as such  performs  administrative  functions  and the bookkeeping,  accounting and pricing functions for the Funds. For these services the  Investment  Manager  receives,  on an annual  basis,  a fee of 0.09% of the average net assets of Diversified  Income,  High Yield,  Municipal Bond and Cash
Funds and 0.145% of the average  net assets of Income  Opportunity  Fund,  or if greater, $25,000, calculated daily and payable monthly.

Pursuant to Transfer Agency Agreements with the Funds also dated as of March 31,
2004, the Investment  Manager also acts as the transfer agent for the Funds.  As such, the  Investment  Manager  performs all  shareholder  servicing  functions, including  transferring  record  ownership,  processing  purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend  disbursing  agent. For these services,  the Investment  Manager receives  from each Fund:  (1) an annual  maintenance  fee of $8.00 per  account
($6.50 per account with respect to accounts  which are Matrix Level III pursuant to the NSCC  networking  systems  and $5 per  account  with  respect  to  closed accounts that are maintained on the transfer agency  system),  (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level
III  accounts),  and (3) a fee to open an account of $4.00 per new account.  For purposes of calculating the annual maintenance fee, the shareholder transaction and dividend  transaction fee, the Investment Manager is permitted to count as a shareholder,  each person that holds a beneficial  interest in the Funds through an omnibus account provided that the Investment Manager is paying a third party,
such  as  a  bank,   insurance   company  or   third-party   administrator   for
sub-administration,  sub-accounting  and/or sub-transfer agency fees for keeping individual shareholder records.

The Investment  Management Agreement has been approved by the Board of Directors with respect to each Fund. In determining  whether it was appropriate to approve the Agreement,  the Board of Directors  requested  information,  provided by the
Investment  Manager,  that it believed to be  reasonably  necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided,  the Board of Directors  determined that the Agreement is consistent  with the best  interests of each Fund to which it applies and its  shareholders,  and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of
the  Funds  and  their   shareholders.   The  Board  of  Directors   made  these
determinations on the basis of the following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's relationship with the Funds, and the comparability of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities to manage the Funds,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Funds,  which  could  entail a  substantial  commitment  of resources to the successful operation of the Funds; and

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager.

6.  Fall-out benefits  received by the Investment  Manager from its relationship with the Funds;

7.  Economies of scale received by the Funds; and

8.  The Investment Manager's system for measuring and monitoring performance.

Accordingly,  in light of the above  considerations  and such other  factors and information it considered relevant,  the Board of Directors unanimously approved the Agreement with respect to each Fund.

During the fiscal years ended December 31, 2004,  2003, and 2002, the Funds paid the following amounts to the Investment Manager for its services.

================================================================================
                                                          ADMINIS-     TRANSFER
                 INVESTMENT                 INVESTMENT    TRATIVE       AGENCY
                  ADVISORY    REIMBURSE-     ADVISORY     SERVICE      SERVICE
                    FEES       MENT OF         FEES        FEES          FEES
                  PAID TO     EXPENSES BY   WAIVED BY     PAID TO      PAID TO
                 INVESTMENT   INVESTMENT    INVESTMENT   INVESTMENT   INVESTMENT
FUND      YEAR    MANAGER      MANAGER       MANAGER      MANAGER      MANAGER
--------------------------------------------------------------------------------
Diversi-  2004    $333,499     $104,207        $0         $95,497      $258,403
fied      2003     344,933       92,883         0          88,699       266,341
Income    2002     301,267       65,883         0          77,471       207,819
Fund
--------------------------------------------------------------------------------
High      2004     235,791            0         0          42,987       144,425
Yield     2003     111,340            0         0          16,701        21,215
Fund      2002      63,314            0         0           9,497        12,932
--------------------------------------------------------------------------------
Income    2004     345,137            0         0          65,705        17,230
Oppor-    2003         N/A          N/A        N/A            N/A           N/A
tunity    2002         N/A          N/A        N/A            N/A           N/A
--------------------------------------------------------------------------------
Muni-     2004      71,092       87,582         0          24,910        21,250
cipal     2003      79,242       53,553         0          14,264        12,927
Bond      2002      84,142       44,474         0          15,146         9,616
Fund
--------------------------------------------------------------------------------
Cash      2004     257,819      140,181         0          42,341       246,450
Fund      2003     341,524      101,391         0          30,738       314,893
          2002     327,577       48,784         0          29,483       251,036
================================================================================

During the fiscal years ended December 31, 2004, 2003 and 2002, the Investment
Manager paid the following amounts for Sub-Advisory services.

================================================================================
                            SUB-ADVISORY FEES PAID
                          ----------------------------
         FUND              2002      2003      2004                TO:
--------------------------------------------------------------------------------
Municipal Bond Fund       $22,078   $39,838   $ 54,172    Salomon Brothers
Income Opportunity Fund       N/A       N/A   $235,311    Four Corners Capital
                                                          Management, LLC
================================================================================

The following persons are affiliated with the Funds and also with the Investment
Manager in these capacities:

================================================================================
                                                       POSITIONS WITH SECURITY
NAME                       POSITIONS WITH THE FUNDS    MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------
Michael G. Odlum           President and Director      President and Managing
                                                         Member Representative
--------------------------------------------------------------------------------
Amy J. Lee                 Secretary                   Secretary
--------------------------------------------------------------------------------
Brenda M. Harwood          Treasurer                   Assistant Vice President
                                                         and Treasurer
--------------------------------------------------------------------------------
Steven M. Bowser           Vice President (Security    Vice President and Senior
                             Income Fund only)           Portfolio Manager
--------------------------------------------------------------------------------
David G. Toussaint         Vice President (Security    Assistant Vice President
                             Income Fund only)           and Portfolio Manager
--------------------------------------------------------------------------------
Christopher L. Phalen      Vice President (Security    Assistant Vice President
                             Income Fund only)           and Portfolio Manager
--------------------------------------------------------------------------------
Christopher D. Swickard    Assistant Secretary         Assistant Secretary
================================================================================

SUB-ADVISERS

The  Investment  Manager has engaged  Salomon  Brothers  Asset  Management  Inc.
("Salomon  Brothers"),  388 Greenwich  Street,  New York,  New York,  10013,  to
provide  investment  advisory  services to the Municipal Bond Fund pursuant to a sub-advisory  agreement dated May 1, 1998.  Pursuant to this agreement,  Salomon
Brothers furnishes  investment  advisory,  statistical and research  facilities, supervises  and arranges for the  purchase and sale of  securities  on behalf of
Municipal Bond Fund and provides for the  compilation and maintenance of records pertaining  to such  investment  advisory  services,  subject to the control and supervision  of the Fund's Board of Directors and the  Investment  Manager.  For
such services,  the Investment  Manager pays Salomon Brothers an amount equal to
0.22% of the  average  net assets of  Municipal  Bond Fund,  computed on a daily basis and payable monthly. The sub-advisory  agreement may be terminated without penalty  at  any  time  by  either  party  on 60  days'  written  notice  and is automatically terminated in the event of its assignment or in the event that the
Investment  Advisory  Contract  between the  Investment  Manager and the Fund is terminated,  assigned  or  not  renewed.  Salomon  Brothers  is  a  wholly-owned subsidiary of Salomon Brothers  Holding Company,  Inc., which is wholly-owned by
Salomon  Smith  Barney  Holdings,  Inc.,  which  is,  in turn,  wholly-owned  by
Citigroup,  Inc.  Salomon  Brothers was  incorporated  in 1987 and together with
Salomon Brothers affiliates in London, Frankfurt,  Tokyo and Hong Kong, provides a broad  range of  investment  advisory  services  to  various  individuals  and institutional  clients  located  throughout  the world and serves as  investment adviser to various  investment  companies.  As of  December  31,  2004,  Salomon
Brothers and its affiliates managed approximately $79.9 billion in assets.

The Investment Manager has engaged Four Corners Capital  Management,  LLC ("Four
Corners"),  515 S. Flower Street, Suite 4310, Los Angeles,  California 90071, to
provide  investment  advisory services to Income  Opportunity Fund pursuant to a sub-advisory agreement dated as of February 1, 2004. Pursuant to this agreement,
Four Corners furnishes investment advisory, statistical and research facilities, supervises  and  arranges for the  purchase  and sale of  securities,  including
Senior  Loans,  on  behalf  of  Income  Opportunity  Fund and  provides  for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors and the Investment Manager. For such services,  the Investment Manager pays Four  Corners an amount  equal on an annual  basis to 0.50% of the  average daily net assets of Income  Opportunity  Fund of $75 million or less, plus 0.40%
of such assets of more than $75 million up to $200  million,  plus 0.35% of such assets of more than $200 million.  The sub-advisory  agreement may be terminated without  penalty at any time by the Investment  Manager or by vote of a majority of the  Board of  Directors  of the  Income  Opportunity  Fund,  or by vote of a majority of the outstanding  voting  securities of the Fund, on 60 days' written notice and is automatically  terminated in the event of its assignment or in the event that the Investment  Advisory Contract between the Investment  Manager and the Fund is terminated,  assigned or not renewed. Four Corners may terminate the sub-advisory  agreement  without  penalty  on 90  days'  written  notice  to the
Investment  Manager and the Fund. Four Corners was established in 2001 and as of
December 31, 2004, managed and advised approximately $1.9 billion in assets.

The  sub-advisory  agreements  with Salomon  Brothers and Four Corners have been approved by the Board of Directors. In determining whether it was appropriate to approve the agreements,  the Board of Directors requested information,  provided by the  Investment  Manager and by each  sub-adviser,  as  appropriate,  that it believed  to be  reasonably  necessary  to reach  its  conclusion.  The Board of
Directors carefully evaluated this information, and was advised by legal counsel with  respect  to its  deliberations.  Based on its  review  of the  information requested and provided,  the Board of Directors  determined  that the agreements are consistent with the best interests of the Municipal Bond Fund and the Income
Opportunity Fund and their shareholders,  respectively,  and enable each Fund to receive high quality services at a cost that is appropriate,  reasonable, and in the best interests of the Fund and its shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1.  The investment advisory fees payable to each sub-adviser under each relevant agreement  is fair and  reasonable  in light of the services to be provided, the  anticipated  costs of these  services,  the  profitability  (actual  or estimated) of the Investment Manager's  relationship with the relevant Fund, and the comparability of the fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by Salomon  Brothers  and Four  Corners  and  Municipal  Bond
    Fund's  historic  performance,  including  achievement of stated  investment objectives;

3.  The Investment  Manager's and the  sub-advisers'  representations  regarding their respective  staffing and  capabilities to manage the Funds,  including the retention by each  sub-adviser of personnel with  significant  portfolio management experience;

4.  Each sub-adviser's  entrepreneurial commitment to the management and success of the Funds,  which could entail a  substantial  commitment of resources to the successful operation of the Funds;

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the sub-advisers;

6.  Fall-out  benefits  received by the Investment  Manager and the sub-advisers from the relationship with the respective Funds;

7.  Economies of scale achieved by the Municipal Bond Fund;

8.  The Investment  Manager's  system for measuring and monitoring  performance;
    and

9.  Four Corners'  experience in investing in the type of securities,  including
    Senior Loans, in which the Income Opportunity Fund is expected to invest.

Accordingly,  in light of the above  considerations  and such other  factors and information it considered relevant,  the Board of Directors unanimously approved the  sub-advisory  agreement with respect to each of the Municipal Bond Fund and the Income Opportunity Fund.

PORTFOLIO  MANAGEMENT -- The Diversified Income, High Yield,  Municipal Bond and
Cash Funds are  managed  by the  Investment  Manager's  Fixed  Income  Team with portfolio  managers  being  responsible  for the  day-to-day  management of each particular Fund.  Steven M. Bowser,  Vice President and Senior Portfolio Manager
of the  Investment  Manager,  has had  day-to-day  responsibility  for  managing
Diversified  Income Fund since  1995.  Christopher  L.  Phalen,  Assistant  Vice
President  and  Portfolio  Manager  of the  Investment  Manager,  has  served as co-manager  of  Diversified  Income  Fund  since May 2000.  David G.  Toussaint,
Assistant Vice President and Portfolio  Manager of the Investment  Manager,  has
had  day-to-day  responsibility  for managing  High Yield Fund since April 2000.
Robert  Amodeo,  Portfolio  Manager  of  Salomon  Brothers,  has had  day-to-day
responsibility  for  managing  Municipal  Bond Fund since July 1998.  Michael P.
McAdams and Robert I.  Bernstein,  portfolio  manager of Four Corners,  have had day-to-day  responsibility  for managing the Income  Opportunity  Fund since its inception in March 2004.

STEVEN M.  BOWSER,  Vice  President  and Senior  Portfolio  Manager,  joined the
Investment  Manager in 1992.  Prior to joining the  Investment  Manager,  he was
Assistant Vice  President and Portfolio  Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992.  He was  employed at the  Federal  Reserve  Bank of
Kansas City in 1988 and began his career  with the Farm Credit  System from 1982 to 1987,  serving as a Senior  Financial  Analyst and Assistant  Controller.  He
graduated  with a Bachelor of Science  degree from Kansas  State  University  in
1982. He is a Chartered Financial Analyst charterholder.

CHRISTOPHER L. PHALEN,  Assistant Vice President and Portfolio  Manager,  joined the  Investment  Manager  in 1997.  Prior to 1997,  he was with  Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by
Security Benefit Group,  Inc. Mr. Phalen graduated from the University of Kansas with a bachelor  of  business  administration  and  accounting  degree.  He is a
Chartered Financial Analyst charterholder with 5 years investment experience.

DAVID G. TOUSSAINT,  Assistant Vice President and Portfolio Manager,  joined the
Investment Manager in 2000. Prior to joining the Investment Manager, he was with
Allstate  Insurance  Company  as an  investment  analyst  and  served in various managerial  positions in their  investment  operations  group. Mr. Toussaint has eleven  years of  investment  experience  and is a Chartered  Financial  Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a
Master of Science  degree in  Accountancy  from DePaul  University and an M.B.A.
from the University of Chicago.

ROBERT AMODEO,  Portfolio Manager of Salomon  Brothers,  joined Salomon Brothers
Asset Management Inc. in 1992. Prior to that, Mr. Amodeo was a member of Salomon
Brothers,  Inc.  Partnership  Investment  Group  where  he was  responsible  for analyzing and managing  various  partnership  investments.  Mr. Amodeo pioneered adaptation  and  the  use  of  the  Yield  Book  for  municipal  bond  portfolio management,  analysis,  performance attribution and optimization.  He received a
B.S. in Business  Management  from Long Island  University and he is a Chartered
Financial Analyst charterholder.

MICHAEL P. MCADAMS,  President and Chief Executive Officer of Four Corners,  has
been the  co-manager  of Income  Opportunity  Fund since its  inception in March
2004. He has over 23 years of investment  experience.  Mr.  McAdams  established
Four  Corners  in 2001.  From 1995  until  2001,  he served in the  capacity  of president,  chief executive officer and chief investment  officer of ING Capital
Advisors,  LLC, an institutional  money manager focused  exclusively on managing portfolios of Senior Loans.  From 1988 until 1995, he was the portfolio  manager for the  Pilgrim  Prime Rate Trust  (now known as the ING Prime Rate  Trust),  a
closed-end   investment  company  with  investment   objectives  and  strategies
comparable to those of the Income Opportunity Fund. Pilgrim Prime Rate Trust was
the first closed-end fund to invest  exclusively in Senior Loans. Mr. McAdams is a board member and former  Chairman and Vice  Chairman of the Loan  Syndications
and Trading  Association,  the Senior Loan  industry's  trade  association.  Mr.
McAdams  received  a  Bachelor  of Arts in  Finance  from the  California  State
University  at Fullerton in 1977 and his Masters of Business  Administration  in
Finance from the University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN, Managing Director and Chief Credit Officer of Four Corners,
has been the co-manager of Income  Opportunity Fund since its inception in March
2004.  Mr.  Bernstein has been  actively  involved in the Senior Loan market for over 12 years.  Prior to joining Four Corners in 2001,  Mr.  Bernstein  was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity  investment  firm. He was previously a Vice President with Bankers Trust, and  served as an  infantry  officer in the U.S.  Marine  Corps.  Mr.  Bernstein received his B.B.A.  in Finance from Hofstra  University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written  code of ethics  (the  "Code of  Ethics")  which  governs  the personal  securities  transactions  of "access  persons"  of the  Funds.  Access persons may invest in securities,  including securities that may be purchased or held by the Funds;  provided that they obtain prior clearance before engaging in securities transactions,  subject to certain exceptions,  including an exception for small transactions in large capitalization companies. Access persons include officers and directors of the Funds and  Investment  Manager and employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b)
is being  purchased or sold by the Funds;  or (c) is being offered in an initial public  offering.  Portfolio  managers,  research  analysts and traders are also prohibited  from  purchasing  or selling a security  within seven  calendar days before  or after a Fund that he or she  manages  trades  in that  security.  Any material  violation of the Code of Ethics is reported to the Board of the Funds.
The Board also  reviews  the  administration  of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities  transactions of its portfolio managers and other access persons are  subject.  The Code of Ethics is on public file with the  Securities and Exchange Commission and is available from the Commission.

PORTFOLIO MANAGERS

DIVERSIFIED INCOME FUND AND HIGH YIELD FUND

DIVERSIFIED  INCOME FUND -- Steven M. Bowser and  Christopher  L. Phalen are the
portfolio managers of the Investment  Manager who are primarily  responsible for the day-to-day management of Diversified Income Fund.

OTHER ACCOUNTS MANAGED -- The portfolio managers  primarily  responsible for the day-to-day  management  of the  Diversified  Income Fund may also  manage  other registered  investment  companies,  other pooled  investment  vehicles and other accounts,  as indicated below. The following tables identify, as of December 31,
2004 (i) the  number  of,  and total  assets  of,  other  registered  investment companies,  pooled  investment  vehicles and other accounts managed and (ii) the total assets of such companies,  vehicles and accounts with respect to which the advisory fee is based on performance.

================================================================================
                         OTHER REGISTERED     OTHER POOLED
                            INVESTMENT         INVESTMENT
                            COMPANIES           VEHICLES         OTHER ACCOUNTS
                         ----------------   -----------------   ----------------
                                  TOTAL               TOTAL              TOTAL
PORTFOLIO MANAGER        NUMBER   ASSETS     NUMBER   ASSETS    NUMBER   ASSETS
--------------------------------------------------------------------------------
Steven M. Bowser           3      $118         1      $14.9       1      $2.6
                                  million             million            billion
--------------------------------------------------------------------------------
Christopher L. Phalen      1      $55.4        1      $5.7        1      $1.7
                                  million             million            billion
================================================================================

As of December 31, 2004,  Diversified  Income Fund's portfolio  managers managed the  following  number of  accounts  in each of the  indicated  categories  with respect to which the advisory fee is based on the performance of the account. As
of  December  31,  2004,   portfolio  managers,   Mr.  Bowser  and  Mr.  Phalen,
beneficially owned no shares of the Diversified Income Fund.

================================================================================
                                                OTHER POOLED
                          OTHER REGISTERED       INVESTMENT
                        INVESTMENT COMPANIES      VEHICLES       OTHER ACCOUNTS
                        --------------------   ---------------   ---------------
                                   TOTAL                TOTAL             TOTAL
PORTFOLIO MANAGER       NUMBER     ASSETS      NUMBER   ASSETS   NUMBER   ASSETS
--------------------------------------------------------------------------------
Steven M. Bowser          2        $17.5         0        0        0        0
                                   million
--------------------------------------------------------------------------------
Christopher L. Phalen     0           0          0        0        0        0
================================================================================

OWNERSHIP  OF FUND SHARES -- As of December 31, 2004,  portfolio  managers,  Mr.
Bowser and Mr. Phalen,  beneficially  owned no shares of the Diversified  Income
Fund.

HIGH YIELD FUND -- David G. Toussaint is the portfolio manager of the Investment
Adviser who is primarily  responsible for the day-to-day  management of the High
Yield Fund.

OTHER ACCOUNTS MANAGED -- The portfolio  manager  primarily  responsible for the day-to-day  management  of the High Yield Fund may also manage other  registered investment  companies,  other pooled investment vehicles and other accounts,  as indicated below. The following tables identify,  as of December 31, 2004 (i) the number of, and total assets of, other registered  investment  companies,  pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

================================================================================
                                               OTHER POOLED
                         OTHER REGISTERED       INVESTMENT
                       INVESTMENT COMPANIES      VEHICLES        OTHER ACCOUNTS
                       --------------------   ---------------   ----------------
                                   TOTAL               TOTAL             TOTAL
PORTFOLIO MANAGER       NUMBER     ASSETS     NUMBER   ASSETS   NUMBER   ASSETS
--------------------------------------------------------------------------------
David G. Toussaint        1        $74.5         0       0        1      $2.3
                                   million                               million
================================================================================

As of December  31,  2004,  the  portfolio  manager of the High Yield Fund,  Mr.
Toussaint,   managed  no  registered  investment  companies,  pooled  investment vehicles or other  accounts  with  respect to which the advisory fee is based on the  performance  of the  account.  As of  December  31,  2004,  Mr.  Toussaint, beneficially owned no shares of the High Yield Fund.

CONFLICTS OF INTEREST -- From time to time,  potential conflicts of interest may arise between a portfolio manager's  management of the investments of the Series on the one hand, and the management of other  registered  investment  companies, pooled investment vehicles and other accounts  (collectively,  "other accounts")
on the other.  The other  accounts might have similar  investment  objectives or strategies  as a Series,  track the same indexes the Series  tracks or otherwise holds,  purchase,  or sell securities that are eligible to be held, purchased or sold by the Series.  The other  accounts  might also have  different  investment objectives or strategies than the Series.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for  managing  multiple  funds  and/or  accounts  may  devote  unequal  time and attention to the  management of those funds and/or  accounts.  As a result,  the portfolio  manager  may not be able to  formulate  as  complete  a  strategy  or identify equally attractive investment  opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential  conflict may be more pronounced where funds and/or accounts  overseen by a particular  portfolio manager have different investment strategies.

Knowledge  and Timing of Series  Trades.  A potential  conflict of interest  may arise  as a result  of the  portfolio  manager's  day-to-day  management  of the
Series.  Because of his or her position with the Series,  the portfolio  manager knows the size,  timing and possible market impact of the Series' trades.  It is theoretically  possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the
Series.

Investment Opportunities, A potential conflict of interest may arise as a result of the portfolio  manager's  management of a number of accounts with  comparable investment  guidelines.  An investment  opportunity may be suitable for both the
Fund  and  other  accounts  managed  by the  portfolio  manager,  but may not be available in sufficient quantities for both the Series and the other accounts to participate  fully.  Similarly,  there  may be  limited  opportunity  to sell an investment held by the Series and another  account.  The Investment  Manager has adopted  policies  and  procedures  reasonably  designed to allocate  investment opportunities on a fair and equitable basis over time.

Selection  of  Brokers/Dealers.  Portfolio  managers  may be able to  select  or influence  the  selection  of the brokers  and dealers  that are used to execute securities  transactions  for the funds and/or accounts that they supervise.  In addition  to  executing  trades,  some  brokers and  dealers  provide  portfolio managers  with  brokerage  and research  services (as those terms are defined in
Section 28(e) of the Securities  Exchange Act of 1934),  which may result in the payment  of higher  brokerage  fees than might  otherwise  be  available.  These services may be more  beneficial  to certain  funds or accounts  than to others.
Although the payment of brokerage commissions is subject to the requirement that the  portfolio  manager  determine  in  good  faith  that  the  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided to the fund,  a portfolio  manager's  decision as to the  selection  of brokers and dealers could yield  disproportionate  costs and benefits  among the funds and/or accounts that he or she manages.

Performance  Fees. A portfolio  manager may advise certain accounts with respect to which  the  advisory  fee is based  entirely  or  partially  on  performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an  incentive  to allocate  the  investment opportunities  that he or she believes might be the most  profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.

COMPENSATION -- The Investment Manager's portfolio managers are compensated with a combination of three components:

Base Compensation. A portfolio manager's base compensation is reviewed and fixed annually.  The  Investment  Manager  seeks to maintain base salary ranges at the median salary ranges of its national peer group (banks,  insurance companies and mutual fund companies) by utilizing  national surveys of financial  services and investment  management  markets to identify market  practices  regarding  salary levels to assist in developing  portfolio  manager  compensation and performance expectation benchmarks. Total cash compensation is targeted at the market median using a combination of base compensation and annual incentive plans.

Annual  Incentive.  A  portfolio  manager  may be paid an  annual  discretionary incentive based on short-term corporate performance,  business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive  plan which is  determined  at the  beginning of each calendar year to establish  performance  criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio managers incentive plans are based on the complexity of the funds they manage and their  direct  impact on  investment  management  results.
Plans  include a target and maximum  opportunity  level based on a percentage of base  compensation.  Plans vary from  targets of 40% of base  compensation  to a maximum of 125%.

A plan may  include a variety of  individual  and group  measures  that  combine quantitative and qualitative criteria. Factors used in the computation of annual incentive  plans are assigned  weights.  Factors are not required to be weighted equally  for  all  portfolio  managers.  Calculation  of a  portfolio  manager's incentive is formula-driven based on factor weight,  annual incentive target and maximum opportunity levels, and past performance against established performance criteria.  The result is then measured  against the portfolio  manager's  target performance  after  factoring  in  the  manager's  performance  above  threshold performance expectations, his or her maximum opportunity level target percentage and factor  weights.  A significant  portion of the  incentive  bonus awarded is based upon the one-year,  three-year and five-year  pre-tax gross performance of the portfolio  manager's accounts relative to the performance of the appropriate
Lipper peer group.

Also factored into portfolio  managers  compensation is a corporate  performance measure of net income  growth  relative to the  Investment  Manager's  corporate incentive plan. All  participants in the Investment  Manager's  annual incentive plan have at least 20% of their annual incentive tied to corporate  performance.
Further,  business unit measures measure one or more elements of performance for an operating unit, department,  or segment of the company. Business unit measure weights may vary from 5% to 15%, depending the duties of the portfolio manager.

Long Term Incentive,  Deferred  Compensation  and Pension and Retirement  Plans.
Portfolio  managers  who are at the vice  president or higher level are eligible for the Investment  Manager's  long-term  incentive,  deferred  compensation and retirement and pension plans.  Under the long-term  incentive  plan,  awards are made based on corporate  performance  over the long-term and are not tied to the performance of individual funds. The deferred  compensation plan allows eligible participants to defer all or a designated  portion of their annual and long-term incentive awards. The Investment  Manager's  retirement and pension plan is open to all eligible  employees and is not specifically  designed or administered for portfolio managers.

INCOME  OPPORTUNITY  FUND -- Michael P. McAdams and Robert I.  Bernstein are the
principals  of Four Corners  Capital  Management  LLC ("Four  Corners")  who are
primarily  responsible for the day-to-day  management of the Income  Opportunity
Fund.

OTHER ACCOUNTS MANAGED -- The portfolio  managers who are primarily  responsible for the  day-to-day  management of the Income  Opportunity  Fund may also manage other registered  investment  companies,  other pooled  investment  vehicles and other  accounts,  as indicated  below.  The  following  tables  identify,  as of
December  31,  2004 (i) the  number of, and total  assets of,  other  registered investment companies,  pooled investment vehicles and other accounts managed and
(ii) the total assets of such  companies,  vehicles and accounts with respect to which the advisory fee is based on performance.

================================================================================
                         OTHER
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT
                       COMPANIES            VEHICLES          OTHER ACCOUNTS
                     ---------------    ----------------   ---------------------
PORTFOLIO                     TOTAL              TOTAL
MANAGER              NUMBER   ASSETS    NUMBER   ASSETS    NUMBER   TOTAL ASSETS
--------------------------------------------------------------------------------
Michael P. McAdams     4      $1.07       2      $308.6      4      $927.2
                              billion            million            million
--------------------------------------------------------------------------------
Robert I. Bernstein    4      $1.07       2      $308.6      4      $927.2
                              million            million            million
================================================================================

As of December  31,  2004,  the Income  Opportunity  Fund's  portfolio  managers managed the  following  number of accounts in each of the  indicated  categories with  respect  to which  the  advisory  fee is based on the  performance  of the account.

================================================================================
                          OTHER
                        REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT
                        COMPANIES           VEHICLES          OTHER ACCOUNTS
                      ---------------   ----------------   ---------------------
PORTFOLIO                      TOTAL             TOTAL
MANAGER               NUMBER   ASSETS   NUMBER   ASSETS    NUMBER   TOTAL ASSETS
--------------------------------------------------------------------------------
Robert P. McAdams       0        0       2(1)    $308.6     1(2)    $361.5
                                                 million             million
--------------------------------------------------------------------------------
Robert I. Benstein      0        0       2(1)    $308.6     1(2)    $361.5
                                                 million            million
--------------------------------------------------------------------------------
1.  The  accounts  have  components  that are based on  attaining  some level of performance (e.g., a "hurdle" rate of return). However, the primary advisory fee is based upon managed assets.

2.  The performance fee is a negative performance fee or a "rebate" of a portion of the management fee that is based upon managed assets.
================================================================================

CONFLICTS OF INTERESTS

In general,  Four Corners seeks to allocate corporate loans to clients in a fair and equitable manner to quickly and prudently create a  well-constructed,  fully invested  portfolio of corporate loans. Since Four Corners' clients have varying investment  restrictions  and  because  of  the  constraining  mechanics  of the corporate  loan market,  allocation of trades  through  methods such as pro-rata allocation are not feasible.  Therefore,  the  allocation of corporate  loans to various  accounts is generally based on factors such as the client's  investment restrictions  and objectives,  including  expected  liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if  applicable,  and the relative  percentage  of invested  assets of a client's portfolio, among others. Assets may be disproportionately  allocated to accounts during their initial  investment  (ramp up) period,  notwithstanding  that other accounts may also have assets  available for investment.  Such  disproportionate allocation to accounts during the ramp-up process may have a detrimental  effect on other accounts.

Subject to the foregoing,  whenever Four Corners'  clients have available  funds for investment,  investments suitable and appropriate for each will be allocated in a manner  Four  Corners  believes  to be  equitable  to each,  although  such allocation  may result in a delay in one or more  client  accounts  being  fully invested that would not occur if an allocation to other client accounts were not made. Moreover,  it is possible that due to differing  investment  objectives or for other reasons,  Four Corners and its  affiliates may purchase  securities or loans of an issuer for one client and at  approximately  the same time recommend selling or sell the same or similar  types of  securities  or loans for  another client. For these and other reasons,  not all portfolios will participate in the gains  or  losses  experienced  by  other  portfolios  with  similar  investment objectives.

Four Corners may  aggregate  purchase or sale orders for loans in the  secondary market for clients.  Four Corners'  policy in the  aggregation of such orders is that the aggregation  benefits the clients and that the allocation be done under the policies described above. In addition,  all clients receiving allocations of an aggregated  order will incur an average price.  Four Corners will not receive additional  compensation  and  client  funds  will  not be  commingled  in  such aggregation.

In connection with the  acquisition of corporate  loans in primary  transactions
(i.e., where Four Corners participates on behalf of clients in the original loan syndication),  Four Corners may make  commitments  to purchase  loans for client accounts in amounts that exceed the amount  available for investment at the time of  anticipated  settlement  in the  expectation  that the  amount  that will be allocated to Four Corners'  clients will be less than the amount  committed.  In circumstances,  if any,  where the amount  actually  allocated to Four  Corners'
clients  in such  primary  transactions  exceeds  the assets  anticipated  to be available  for  investment on the  settlement  date for such  syndication,  Four
Corners will liquidate  portfolio  positions in amounts  necessary to settle the primary transaction.

COMPENSATION

Messrs.  McAdams and Bernstein are principals of Four Corners and as such retain a certain level of ownership in the firm. Their  compensation is the combination of a base  salary and an annual  bonus that is based upon the  profitability  of
Four Corners.  In addition,  each has received stock appreciation  rights in the shares of Four Corners' parent company, Macquarie Bank Limited, that vest over a set schedule and are exercisable within a set period of time after vesting.

OWNERSHIP OF FUND SHARES

As of December 31, 2004,  portfolio  managers,  Mr.  McAdams and Mr.  Bernstein, beneficially owned no shares of the Income Opportunity Fund.

MUNICIPAL BOND FUND -- Robert Amodeo is the Salomon  Brothers  Asset  Management
Inc.  ("Solomon  Brothers")  portfolio  manager  primarily  responsible  for the day-to-day management of the Municipal Bond Fund.

OTHER ACCOUNTS MANAGED -- Mr. Amodeo is primarily responsible for the day-to-day management  of the  Municipal  Bond  Fund  and  also  manages  other  registered investment  companies,  other pooled investment vehicles and other accounts,  as indicated below. The following tables identify,  as of December 31, 2004 (i) the number of, and total assets of, other registered  investment  companies,  pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

================================================================================
                                          OTHER POOLED
                    OTHER REGISTERED       INVESTMENT
                  INVESTMENT COMPANIES      VEHICLES          OTHER ACCOUNTS
                ----------------------   ---------------   ---------------------
PORTFOLIO                                         TOTAL
MANAGER         NUMBER   TOTAL ASSETS    NUMBER   ASSETS   NUMBER  TOTAL ASSETS
-------------------------------------------------------------------------------
Robert Amodeo     11     $3.59 billion      0       0        32    $7.48 billion
================================================================================

As of  December  31,  2004,  the  portfolio  manager,  Mr.  Amodeo,  managed  no registered  investment  companies,  pooled investment vehicles or other accounts with  respect  to which  the  advisory  fee is based on the  performance  of the account.

CONFLICTS OF INTERESTS -- Material conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts,  as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for  managing  multiple  funds  and/or  accounts  may  devote  unequal  time and attention to the  management of those funds and/or  accounts.  As a result,  the portfolio  manager  may not be able to  formulate  as  complete  a  strategy  or identify equally attractive investment  opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential  conflict may be more pronounced where funds and/or accounts  overseen by a particular  portfolio manager have different investment strategies.

Allocation  of  Limited  Investment   Opportunities.   If  a  portfolio  manager
identifies a limited  investment  opportunity  that may be suitable for multiple funds and/or  accounts,  the  opportunity  may be allocated  among these several funds or accounts,  which may limit a fund's  ability to take full  advantage of the investment opportunity.

Pursuit of Differing  Strategies.  At times,  a portfolio  manager may determine that an investment  opportunity  may be  appropriate  for only some of the funds and/or accounts for which he or she exercises investment responsibility,  or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate  transactions  for one or more funds or accounts which may affect the market price of the security or the execution of the  transaction,  or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection  of  Brokers/Dealers.  Portfolio  managers  may be able to  select  or influence  the  selection  of the brokers  and dealers  that are used to execute securities  transactions  for the funds and/or account that they  supervise.  In addition  to  executing  trades,  some  brokers and  dealers  provide  portfolio managers  with  brokerage  and research  services (as those terms are defined in
Section 28(e) of the Securities  Exchange Act of 1934),  which may result in the payment  of higher  brokerage  fees than might  otherwise  be  available.  These services may be more  beneficial  to certain  funds or accounts  than to others.
Although the payment of brokerage commissions is subject to the requirement that the  portfolio  manager  determine  in  good  faith  that  the  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided to the fund,  a portfolio  manager's  decision as to the  selection  of brokers and dealers could yield  disproportionate  costs and benefits  among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other  benefits  available to the  portfolio  manager  differ among the funds and/or  accounts  that he or she manages.  If the  structure  of the  investment adviser's  management fee and/or the portfolio  manager's  compensation  differs among funds and/or  accounts (such as where certain funds or accounts pay higher management fees or  performance-based  management  fees), the portfolio  manager might be motivated  to help  certain  funds  and/or  accounts  over others.  The portfolio  manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment  advisor and/or its affiliates have  interests.  Similarly,  the  desire  to  maintain  or raise  assets  under management or to enhance the portfolio manager's performance record or to derive other rewards,  financial or otherwise, could influence the portfolio manager to lend  preferential  treatment  to those funds  and/or  accounts  that could most significantly benefit the portfolio manager.

Related  Business  Opportunities.  The investment  adviser or its affiliates may provide more services (such as distribution or recordkeeping)  for some types of funds or accounts  than for  others.  In such  cases,  a  portfolio  manager may benefit, either directly or indirectly, by devoting  disproportionate  attention to the management of fund and/or  accounts that provide  greater overall returns to the investment manager and its affiliates.

COMPENSATION -- The investment  professionals  employed by Salomon  Brothers,  a division of Citibank  Asset  Management  ("CAM"),  receive base salary and other employee  benefits  and are  eligible to receive  incentive  compensation.  Base salary  is  typically  determined  based on  market  factors  and the  skill and experience of individual investment personnel.

Salomon Brothers has recently implemented an investment management incentive and deferred  compensation  plan  (the  "Plan")  for its  investment  professionals, including the Fund's portfolio manager. Each investment  professional works as a part of an  investment  team.  The Plan is designed to align the  objectives  of
Salomon Brothers  investment  professionals  with those of Fund shareholders and other  Salomon  Brothers  clients.  Under the Plan, a "base  incentive  pool" is established for each team each year as a percentage of Salomon Brother's revenue attributable to the team (largely management and related fees generated by funds and other  accounts).  A team's  revenues are typically  expected to increase or decrease depending on the effect that the team's investment  performance as well as inflows and outflows have on the level of assets in the  investment  products managed  by the team.  The "base  incentive  pool" of a team is  reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The  investment  team's  incentive  pool is then  adjusted to reflect the team's investment  performance  against  the  applicable  product  benchmark  (e.g.,  a securities  index) and its ranking among a "peer group" of non-Salomon  Brothers and CAM-affiliated  investment  managers.  Longer-term  performance will be more heavily  weighted  than  shorter-term  performance  in  the  calculation  of the performance  adjustment  factor.  The  incentive  pool  for a team  may  also be adjusted to reflect other factors (e.g.,  severance pay to departing  members of the team, and  discretionary  allocations by the applicable CAM chief investment officer  from one  investment  team to  another).  The  incentive  pool  will be allocated by the applicable  Salomon  Brothers chief  investment  officer to the team leader and, based on the  recommendations  of the team leader, to the other members of the team.

Up to 40% of an  investment  professional's  annual  incentive  compensation  is subject  to  deferral.  Amounts  deferred  will  accrue  a  return  based on the hypothetical  returns of a composite of CAM's investment  products (where deemed appropriate,  approximately  half of the  deferred  amount  will accrue a return based on the return of products managed by the applicable  investment  team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock.  Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

OWNERSHIP  OF FUND SHARES -- As of December  31, 2004,  portfolio  manager,  Mr.
Amodeo, beneficially owned no shares of the Municipal Bond Fund.

PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment  Manager and each Sub-Adviser,  with respect to the Funds that receive investment advice from a Sub-Adviser,  the final authority and  responsibility  for voting proxies with respect to each Fund's underlying securities holdings.

With  respect  to the  Funds  that the  Investment  Manager  advises  without  a
Sub-Adviser,  the Investment Manager may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate  governance.  The Investment Manager generally will vote in accordance with corporate  management's  recommendations on matters such as  uncontested  director  nominees  unless  such  nominees  have poor  records, ratification of accountants,  changing corporate names and similar matters,  and against  management's  recommendations  on matters such as proposals which would reduce the rights or options of shareholders,  reduce the value of shareholders'
investments,  poison pills or  provisions  requiring  supermajority  approval of mergers and other matters that are designed to limit the ability of shareholders to  approve  merger  transactions.  Other  matters,  such  as  finance,  merger, acquisition and restructuring proposals,  shareholder proposals and proposals to ratify or cancel golden or tin  parachutes,  may be evaluated on a  case-by-case basis, and the Investment Manager may vote for or against corporate management's recommendations on such matters.  The Investment Manager will monitor situations that may result in a potential  conflict of interest,  in  particular  between a
Fund's  shareholders  and the Investment  Manager or any of its affiliates or an affiliate  of the Funds.  In case of a  conflict,  the  Investment  Manager  has adopted  procedures  to ensure that the vote made is in the best interest of the
Fund and its shareholders.

With respect to the Income Opportunity Fund, its sub-adviser,  Four Corners, has adopted Proxy Voting Policies and Procedures that establish consistent practices for voting proxies, should Four Corners have occasion to do so. In general, Four
Corners  will  vote  proxies  in the  best  economic  interests  of  the  Income
Opportunity  Fund.  If the Fund  holds a  security  of an issuer  for which Four
Corners  manages the assets or the pension plan,  Four Corners will vote proxies relating  to such  securities  in order to avoid any  conflict of  interest,  or abstain from voting such proxies. If the Board of Directors of the Fund requests that Four Corners follow specific voting guidelines or additional guidelines for a particular vote, Four Corners will vote as requested by the Board.

With respect to the Municipal Bond Fund, its sub-adviser,  Salomon Brothers,  is part of  Citigroup  Asset  Management  ("CAM"),  a group of  investment  adviser affiliates  of Citigroup,  Inc.  Along with the other  investment  advisers that comprise CAM,  Salomon  Brothers has adopted a set of proxy voting  policies and procedures (the "Policies") to ensure that proxies relating to equity securities be voted in the best interest of the Fund and its shareholders. Salomon Brothers may utilize an external service provider to provide it with information and/or a recommendation  with  regard to proxy  votes.  In the case of a proxy  issue for which there is a stated  position in the Policies,  Salomon  Brothers  generally votes in  accordance  with such  stated  position.  Issues for which  there is a stated  position  set forth in the Policies  fall into a variety of  categories, including  election of  directors,  ratification  of auditors,  proxy and tender offer defenses,  capital structure issues,  executive and director compensation, mergers and corporate  restructurings,  and social and environmental issues. The stated  position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best  interest  of the  Municipal  Bond
Fund  and  its  shareholders,   by  the  investment   management   professionals
responsible for managing the Fund.

Salomon  Brothers follows  procedures  designed to identify and address material conflicts that may arise between  Salomon  Brothers'  interests and those of its clients before voting proxies.  To seek to identify  conflicts of interest,  CAM periodically notifies CAM employees, including employees of Salomon Brothers, in writing that they are under an  obligation  (i) to be aware of the potential for conflicts  of  interest  with  respect  to  voting  proxies  on behalf of client accounts  both as a result of their  personal  relationships  and due to special circumstances  that may arise during the conduct of CAM's and Salomon  Brothers'
business,  and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. In addition, CAM maintains a proxy voting committee to review and address  conflicts of interest  brought to its attention by compliance personnel.  If it is determined by the proxy voting committee that a conflict  of interest  is not  material,  Salomon  Brothers  may vote  proxies notwithstanding the existence of the conflict.  If it is determined by the proxy voting  committee  that a conflict  of interest is  material,  the proxy  voting committee is responsible for  determining an appropriate  method to resolve such conflict of interest  before the proxy  affected by the  conflict of interest is voted.  Such  determination is based on the particular facts and  circumstances, including  the  importance  of the proxy issue and the nature of the conflict of interest.

The Funds will be required to file new SEC Form N-PX,  with their complete proxy voting  records for the 12 months ended June 30, no later than August 31 of each year.  The first filing of Form N-PX will be made no later than August 31, 2004, for the 12  month-period  ending  June 30 2004.  Once  filed,  the Form  will be
available   without  charge:   (1)  from  the  Fund,  upon  request  by  calling
1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR

Security Distributors, Inc., a Kansas corporation and wholly-owned subsidiary of
Security Benefit Corporation,  serves as the principal underwriter for shares of
Diversified  Income,  High Yield,  Income  Opportunity  and Municipal Bond Funds
pursuant to  Distribution  Agreements  dated  March 27,  1984,  as amended,  for
Diversified Income, High Yield and Income Opportunity Funds and October 7, 1983,
for Municipal Bond Fund. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value
Fund, Security Mid Cap Growth Fund and SBL Fund.

The  Distributor  receives a maximum  commission  on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized  dealers on Fund shares sold. The discount is alike for all dealers,  but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended  December 31, 2004,  December 31, 2003,  and December
31, 2002, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions on Class A shares, and (iii)
received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below.

         =============================================================
         GROSS UNDERWRITING COMMISSIONS
         -------------------------------------------------------------
                                        2004        2003         2002
         -------------------------------------------------------------
         Diversified Income Fund      $77,715     $15,877      $11,468
         High Yield Fund               11,998           0          917
         Income Opportunity Fund       14,026         N/A          N/A
         Municipal Bond Fund            2,402       5,825        7,240
         =============================================================

         =============================================================
         NET UNDERWRITING COMMISSIONS
         -------------------------------------------------------------
                                        2004        2003         2002
         -------------------------------------------------------------
         Diversified Income Fund      $47,885     $     0      $     0
         High Yield Fund                7,592           0          144
         Income Opportunity Fund       (6,005)        N/A          N/A
         Municipal Bond Fund              450         249          191
         =============================================================

         =============================================================
         COMPENSATION ON REDEMPTION
         -------------------------------------------------------------
                                        2004        2003         2002
         -------------------------------------------------------------
         Diversified Income Fund      $29,503     $34,643      $ 5,524
         High Yield Fund                6,051       6,552          217
         Income Opportunity Fund        3,371         N/A          N/A
         Municipal Bond Fund              912       1,201           10
         =============================================================

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such
transactions  and  any  commissions   shall  comply  with  requirements  of  the
Investment  Company Act of 1940 and all rules and  regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's  Distribution  Agreement is renewable  annually either by the Funds'
Board  of  Directors  or by a  vote  of a  majority  of the  Fund's  outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested  persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interest  of each  respective  Fund.  In  reaching a judgment relative  to the  qualifications  of a  broker  or  dealer  to  obtain  the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the Investment  Manager or Sub-Adviser,  including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which includes such things as the  willingness of the broker to commit capital and how
accommodative  the  brokers   representatives  are),  and  its  reliability  and
financial  condition.  The  Funds  do not  anticipate  that  they  will  incur a significant amount of brokerage  commissions because fixed income securities are generally  traded on a "net"  basis--that  is, in principal  amount  without the addition or deduction of a stated brokerage  commission,  although the net price usually  includes a profit to the dealer.  The Funds will deal directly with the selling or purchasing  principal without incurring charges for the services of a broker on its behalf  unless it is  determined  that a better price or execution may be  obtained  by  utilizing  the  services  of a broker.  The Funds also may purchase portfolio  securities in underwritings where the price includes a fixed underwriter's  concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio  transactions  that  require a broker may be  directed  to brokers who furnish investment information or research services to the Investment Manager or
Sub-Adviser. Such investment information and research services include advice as to the value of  securities,  the  advisability  of investing in,  purchasing or selling  securities and the availability of securities and purchasers or sellers
of  securities,   and  furnishing   analyses  and  reports   concerning  issues,
industries,  securities,  economic factors and trends,  portfolio strategy,  and performance of accounts.  Such investment  information and research services may be furnished by brokers in many ways, including:  (1) on-line data base systems, the  equipment  for which is provided by the broker,  that enable  registrant to have real-time access to market information,  including quotations; (2) economic research  services,  such  as  publications,  chart  services  and  advice  from economists concerning macroeconomic  information;  and (3) analytical investment information concerning particular corporations.  If a transaction is directed to a broker supplying such information or services,  the transaction charges (i.e., a commission  or a charge that is deemed to be the  equivalent  of a commission)
paid for such  transaction may be in excess of the  transaction  charges another broker would have charged for  effecting  that  transaction,  provided  that the
Investment  Manager or Sub-Adviser  shall have determined in good faith that the transaction  charges are  reasonable in relation to the value of the  investment information or the research  services  provided,  viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises  investment discretion.  The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing  investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

In addition,  brokerage  transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment  Manager or Sub-Adviser who may or may not also provide investment information and research services.

The Funds may buy  securities  from, or sell  securities  to,  dealers acting as principals or market makers.  Except as noted below,  the Investment  Manager or
Sub-Adviser  generally  will  not  obtain  investment  information  or  research services in connection with such principal transactions.  The Investment Manager and relevant Sub-Adviser, however, may obtain investment information or research services in connection with riskless  principal  transactions  that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction  charges, or in connection with transactions in other markets having regulations that ensure comparable  transparency of security prices and charges.
In  addition,  the  Investment  Manager and  relevant  Sub-Adviser  may purchase investment  information or research  services in connection with  investments in underwritten  fixed price offerings  consistent  with the so-called  "Papilisky"
rules of the NASD.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment  Manager or Sub-Adviser,  including  other  investment companies.  In addition,  the Investment Manager's parent company, SBL, may also hold some of the same  securities as the Funds.  When  selecting  securities for purchase or sale for a Fund,  the Investment  Manager or Sub-Adviser  may at the
same time be purchasing or selling the same  securities  for one or more of such other accounts. Subject to the Investment Manager or Sub-Adviser's obligation to seek best execution,  such purchases or sales may be executed  simultaneously or
"bunched." It is the policy of the Investment  Manager and the  Sub-Advisers not to favor one  account  over the other.  Any  purchase  or sale  orders  executed simultaneously  (which may also  include  orders from SBL) are  allocated at the average  price and as nearly as  practicable  on a pro rata  basis  (transaction costs will also  generally be shared on a pro rata basis) in  proportion  to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's  transaction,  it is believed that the procedure generally contributes to better overall execution of the  Funds'  portfolio  transactions.  The Board of  Directors  of the Funds has adopted  guidelines  governing  this procedure and will monitor the procedure to determine  that the  guidelines  are  being  followed  and  that  the  procedure continues  to be in the best  interest  of the Fund and its  shareholders.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment
Manager or Sub-Adviser  may determine not to purchase such offerings for certain of its clients (including  investment company clients) due to the limited number of shares  typically  available to the  Investment  Manager or Sub-Adviser in an
IPO.  Brokerage  commissions  were paid by the Funds for the year ended December
31,  2004 in the amount of $2,217,  December  31, 2003 in the amount of $225 and
December 31, 2002 in the amount of $562.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular  trading hours  on the  NYSE  (normally  3:00  p.m.  Central  time)  on each day that the
Exchange is open for  trading,  which is Monday  through  Friday  except for the following  dates when the Exchange is closed in observance of Federal  holidays:
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
The  determination  is  made  by  dividing  the  total  value  of the  portfolio securities  of each Fund,  plus any cash or other  assets  (including  dividends accrued  but not  collected),  less all  liabilities,  by the  number  of shares outstanding of the Fund.

Securities listed or traded on a national  securities exchange are valued at the last sale price.  If there are no sales on a particular day, then the securities are  valued at the last bid price.  All other  securities,  held by  Diversified
Income,  High  Yield  Funds and Income  Opportunity  Fund,  except as  otherwise provided herein, for which market quotations are readily  available,  are valued on the basis of the last current bid price.  If there is no bid price, or if the bid price is deemed to be  unsatisfactory  by the Board of  Directors,  then the securities  shall  be  valued  in good  faith  by such  method  as the  Board of
Directors  determines  will reflect fair market value.  Valuations of the Funds'
securities are supplied by a pricing service approved by the Board of Directors.

Valuations  furnished by the pricing  service  with  respect to  Municipal  Bond
Fund's municipal  securities are based upon appraisals from recognized municipal securities dealers derived from information  concerning market  transactions and quotations.  Securities for which market  quotations  are readily  available are valued at the last  reported  sale price,  or, if no sales are  reported on that day, at the mean between the latest  available bid and asked prices.  Securities for which market  quotations  are not readily  available  (which are expected to constitute  the  majority of Municipal  Bond Fund's  portfolio  securities)  are valued  at  the  best  available  current  bid  price  by the  pricing  service, considering  such factors as yields or prices of municipal  bonds of  comparable quality,  type of issue,  coupon,  maturity and rating,  indications as to value from dealers,  and general market  conditions.  The Fund's  officers,  under the general supervision of the Board of Directors,  will regularly review procedures used by, and valuations provided by, the pricing service.  Municipal Bond Fund's taxable short-term  securities for which market quotations are readily available will be valued at market value,  which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

As  discussed  in  the  Funds'  Prospectus  and  this  Statement  of  Additional
Information,  the loans  (including  Senior  Loans) in which High Yield Fund and
Income  Opportunity  Fund invests are not listed on any  securities  exchange or board of trade.  Senior  Loans are  typically  bought and sold by  institutional investors in individually  negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers  exist. This market,  while having substantially grown in the past several years  generally has fewer trades and less  liquidity than the secondary markets  for other  types of  securities.  Some loans have few or no trades,  or trade infrequently,  and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information.  Because there is less reliable, objective data available,  elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using  information  provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular  Senior Loan or such valuation is deemed  unreliable, such loan is fair valued.  In fair  valuing,  consideration  is given to several factors,  which may include,  among others,  one or more of the  following:  the fundamental  business data relating to the issuer or borrower;  an evaluation of the forces which  influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding;  credit quality and cash flow of issuer;  information as to any transactions in or offers for the holding;  price and extent of public trading in similar securities (or equity securities) of the issuer/borrower,  or comparable  companies;  coupon  payments;  quality,  value  and  saleability  of collateral  securing  the  loan;  business  prospects  of  the  issuer/borrower, including  any ability to obtain money or resources  from a parent or affiliate;
the sub-adviser's  and/or the market's assessment of the borrower's  management;
prospects for the borrower's  industry,  and multiples (of earnings  and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry;  borrower's ability to access additional liquidity through public and/or private markets;  and other relevant factors. The Security
Income Fund's officers, under the general supervision of the Board of Directors, will  regularly  review  procedures  used by, and  valuations  provided  by, the pricing service for High Yield Fund and Income Opportunity Fund.

Cash Fund's  securities  are valued by the amortized  cost  valuation  technique which does not take into consideration unrealized gains or losses. The amortized cost  valuation  technique  involves  valuing  an  instrument  at its  cost  and thereafter  assuming a constant  amortization  to  maturity  of any  discount or premium  regardless of the impact of  fluctuating  interest  rates on the market value of the instrument.  While this method provides certainty in valuation,  it may result in periods  during which value,  as determined by amortized  cost, is higher  or  lower  than  the  price  Cash  Fund  would  receive  if it sold  the instrument.

During periods of declining  interest  rates,  the daily yield on shares of Cash
Fund computed as described  above may tend to be higher than a like  computation made by a fund with identical  investments utilizing a method of valuation based upon  market  prices and  estimates  of market  prices for all of its  portfolio instruments.  Thus, if the use of amortized  cost by Cash Fund resulted in lower aggregate  portfolio  value on a particular  day, a prospective  investor in the
Fund would be able to obtain a somewhat  higher  yield  than would  result  from investment in a fund  utilizing  solely market values and existing  investors in
Cash Fund would receive less  investment  income.  The converse would apply in a period of rising interest rates.

The use of amortized  cost and the  maintenance  of Cash Fund's per share NAV at
$1.00 is based on its  election  to operate  under the  provisions  of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted  average portfolio maturity of 90 days or less, purchase only instruments having remaining  maturities of thirteen months or less, and invest only in securities  which are determined by the Board of  Directors to present  minimal  credit risks and which are of high quality as determined by any major rating service,  or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

The Board of Directors  has  established  procedures  designed to maintain  Cash
Fund's price per share, as computed for the purpose of sales and redemptions, at
$1.00.  These procedures include a review of the Fund's holdings by the Board of
Directors at such intervals as they deem  appropriate  to determine  whether the
Fund's NAV calculated using available market quotations  deviates from $1.00 per share based on amortized cost. If any deviation  exceeds 1/2 of 1%, the Board of
Directors will promptly consider what action, if any, will be initiated.  In the event the Board of Directors determines that a deviation exists which may result
in  material   dilution  or  other  unfair  results  to  investors  or  existing shareholders,  they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of some instruments in Cash Fund's portfolio  prior to maturity to shorten  average  Fund  maturity or  withholding dividends.  Cash Fund will use its best  efforts to maintain a constant  NAV per share of $1.00.  See  "Security  Cash Fund" and  "Dividends  and  Taxes."  Since
dividends from net investment income will be accrued daily and paid monthly, the
NAV per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

Diversified  Income Fund, High Yield Fund, Income Opportunity Fund and Municipal
Bond Fund may use the amortized cost valuation  technique  utilized by Cash Fund for high quality  securities  with  maturities  of 60 days or less. In addition,
Diversified  Income, High Yield, Income Opportunity and Municipal Bond Funds may
use a similar  procedure for such securities having 60 days or less remaining to maturity  with the value of the  security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES

A shareholder may redeem shares at the NAV next determined after such shares are tendered  for  redemption.  The  amount  received  may be more or less  than the investor's cost,  depending upon the market value of the portfolio securities at the time of redemption.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators,  trustees, custodians or the like. Transfers of share ownership  are subject to the same  requirements.  A signature  guarantee is not required  for  redemptions  of $25,000 or less,  requested by and payable to all shareholders of record for an account,  to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution,  such as a bank,  broker,  credit  union,  national  securities  exchange  or  savings association.  The Investment  Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future.
To avoid delay in redemption or transfer,  shareholders  having questions should contact the Investment Manager.

The Articles of  Incorporation of Security Income Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 50 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will have at least six months from the date of notice to avoid  redemption  by  increasing  his or her account to at least the minimum number of shares  established  in the Articles of  Incorporation,  or such fewer shares as are specified in the plan.

The amount due on redemption,  will be the NAV of the shares next computed after the redemption  request in proper order is received by a Fund or its agent, less any applicable deferred sales charge, and, in the case of the Income Opportunity
Fund Class A Shares, any applicable redemption charge. In addition, shareholders of Cash Fund will receive any  undistributed  dividends,  including any dividend declared on the day of the redemption.  Payment of the redemption  price will be made by check (or by wire at the sole  discretion of the  Investment  Manager if wire  transfer  is  requested,  including  name and  address of the bank and the shareholder's  account number to which payment is to be wired) within seven days after  receipt  of the  redemption  request in proper  order.  The check will be mailed to the  shareholder's  registered  address  (or as  otherwise  directed).
Remittance  by wire (to a  commercial  bank  account in the same  name(s) as the shares are registered) or by express mail, if requested,  will be at a charge of
$20, which will be deducted from the redemption  proceeds.  Redemption  proceeds can be sent by electronic funds transfer,  free of charge,  to the shareholder's bank account.

Cash Fund offers redemption by check. If blank checks are requested on the Check
Writing Request form, the Fund will make a supply available. Checks for the Cash
Fund may be drawn  payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank.  When a check  is  presented  to the Fund for  payment,  it will  redeem sufficient  full and fractional  shares to cover the check.  Such shares will be redeemed at the price next calculated  following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption,  by check or otherwise, may be less than the amount  invested.  Any check presented for payment which is more than the value of the account  will be  returned  without  payment,  marked
"Insufficient  Funds." A  shareholder  does not have the right to place stop pay orders on Cash Fund checks  written.  However,  the Fund may, at its discretion, agree to use reasonable  efforts to honor such  requests.  In the event that the
Fund  undertakes to stop a check,  its only obligation will be to use reasonable efforts  to do so and  neither  the  Fund  nor the  Investment  Manager  will be responsible for any loss or damage  resulting from the inability to stop payment on a check written by a shareholder. Each new shareholder will initially receive twelve  checks  free of charge and such  additional  checks as may be  required.
Since the amount available for withdrawal  fluctuates daily, it is not practical for a shareholder  to attempt to withdraw the entire  investment  by check.  The
Fund  reserves the right to  terminate  this service at any time with respect to existing as well as future shareholders. Redemption by check is not available if any shares are held in  certificate  form or if shares being  redeemed  have not been on the Fund's books for at least 15 days.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge and/or redemption  charge,  for shares redeemed will be made within seven  days  after  tender,  except  that the  Funds  may  suspend  the right of redemption  during any period  when  trading on the NYSE is  restricted  or such
Exchange is closed for other than  weekends or  holidays,  or any  emergency  is deemed to exist by the  Securities  and Exchange  Commission.  When a redemption request is received in good order, the redemption  proceeds are deposited into a redemption  account  established by the Distributor and the Distributor  sends a check in the amount of redemption  proceeds to the shareholder.  The Distributor earns interest on the amounts maintained in the redemption account.  Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from  broker/dealers  at the price determined as of the close of business on the day such offer is confirmed.  Dealers may charge a commission on the  repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the  purchase  of such  shares,  which may take up to 15 days from the  purchase date.

Municipal  Bond  Fund's  Articles of  Incorporation  provide  that,  in order to minimize  expenses,  the Fund  may,  pursuant  to a  resolution  of the Board of
Directors,  adopt a procedure  whereby it would redeem  shareholder  accounts in which  there  are  fewer  than 50  shares  (or such  lesser  amount as the board determines) after having given the shareholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented  only after six months' prior notice to all shareholder  that the  procedure  will be put into effect.  The Board of Directors  has no present plan to implement an involuntary redemption procedure.

TELEPHONE  REDEMPTIONS --  Shareholders  of the Funds may redeem  uncertificated shares  in  amounts  up to  $25,000  by  telephone  request,  provided  that the shareholder has completed the Telephone Redemption section of the application or a Telephone  Redemption form which may be obtained from the Investment  Manager.
The proceeds of a telephone redemption will be sent to the shareholder at his or her  address  as  set  forth  in  the  application  or in a  subsequent  written authorization. Once authorization has been received by the Investment Manager, a shareholder  may  redeem  shares  by  calling  the Funds at (800)  888-2461,  on weekdays (except  holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time.  Redemption  requests  received by  telephone  after the close of the NYSE
(normally  3:00 p.m.  Central  time) will be treated as if  received on the next business  day.  Telephone  redemptions  are not accepted  for IRA and  403(b)(7)
accounts.  A shareholder  who authorizes  telephone  redemptions  authorizes the
Investment  Manager  to act  upon the  instructions  of any  person  identifying themselves  as the owner of the account or the owner's  broker.  The  Investment
Manager has established procedures to confirm that instructions  communicated by telephone  are  genuine and will be liable for any losses due to  fraudulent  or unauthorized  instructions  if it  fails to  comply  with  its  procedures.  The
Investment  Manager's procedures require that any person requesting a redemption by  telephone  provide the  account  registration  and  number,  the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost  or  expense  arising  out of any  redemption  request  provided  that  the
Investment  Manager  complied  with its  procedures.  Thus,  a  shareholder  who authorizes telephone  redemptions may bear the risk of loss from a fraudulent or unauthorized  request.  The  telephone  redemption  privilege  may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE  CHARGE  -  INCOME  OPPORTUNITY  FUND -- The  activities  of investors who engage in frequent,  short-term  trading of a Fund's shares may be detrimental to shareholders.  As the Income Opportunity Fund may be particularly vulnerable to the activities of such investors,  a redemption  charge of 2% will be charged  with  respect to any Class A shares of the Income  Opportunity  Fund redeemed or  exchanged 90 days or less after the date they were  acquired.  This charge does not apply to (1) shares held in retirement  plans purchased from the
Investment  Manager or an affiliate or that are  administered  by the Investment
Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA
and  money  purchase  pension   accounts,   (2)  shares  purchased  through  the
reinvestment of dividends or capital gains distributions,  or (3) redemptions in an amount less than $10,000.

For  convenience,  the  redemption  charge is referred  to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such  circumstances,  there is also authority,  which the Income  Opportunity
Fund intends to follow,  that a fund does not recognize  income.  It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income  Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Pursuant to  arrangements  with the  Distributor,  shareholders of the Funds may exchange  their shares for shares of another of the Funds,  or for shares of the other mutual funds distributed by the Distributor.  Such transactions  generally have the same tax  consequences  as  ordinary  sales and  purchases  and are not tax-free exchanges.

Shares of the Diversified  Income Fund, High Yield Fund, Income Opportunity Fund
and Municipal Bond Fund may be exchanged for shares of the same class of another of the funds  distributed by the  Distributor or for shares of Cash Fund,  which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial  purchase  without regard to the period of time during  which  shares  were held in Cash Fund.  No service fee is presently imposed on such exchanges;  however, any applicable  redemption charge will be imposed on an  exchange of Income  Opportunity  Fund Class A shares held for 90 days or less.

Because Cash Fund does not impose a sales charge in connection with sales of its shares,  any exchange of Cash Fund shares  acquired  through direct  purchase or reinvestment  of dividends will be based upon the respective  NAVs of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the shareholder were  purchasing  shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the  exchanging  shareholder directly to the  Distributor  and the NAV of the shares being  exchanged will be reduced by a like amount.

Shareholders  making such  exchanges  must provide the  Investment  Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds.  Shares of Cash Fund begin earning dividends on the day after the date an  exchange  into such shares is  effected.  Any such exchange is subject to the minimum  investment and  eligibility  requirements of each Fund. No service fee is presently imposed on such an exchange.

Exchanges may be  accomplished by submitting a written request to the Investment
Manager, One Security Benefit Place, Topeka,  Kansas 66636-0001.  Broker/dealers who process  exchange  orders on behalf of their  customers may charge a fee for their  services.  Such fee  would be in  addition  to any of the  sales or other charges  referred  to above  but may be  avoided  by  making  exchange  requests directly to the Investment  Manager.  Due to the high cost of exchange  activity and the  maintenance of accounts having a net value of less than $100, Cash Fund reserves  the right to totally  convert  the  account if at any time an exchange request results in an account being lowered below the $100 minimum.

An exchange of shares,  as described  above,  may result in the realization of a capital gain or loss for federal  income tax purposes,  depending on the cost or other value of the shares  exchanged.  No  representation  is made as to whether gain or loss would  result from any  particular  exchange or as to the manner of determining  the amount of gain or loss.  (See  "Dividends  and Taxes.")  Before effecting  any  exchange  described  herein,  the  investor may wish to seek the advice of a financial or tax adviser.

Exchanges of shares of the Funds may be made only in jurisdictions  where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds,  including charges and expenses,  are contained in the current prospectus describing each fund. Shares that you may acquire pursuant to such  exchanges  may be  offered in other  prospectuses  than the shares you are contemplating  exchanging,  and you may pay different fees,  charges or expenses than those you are paying on the shares you are contemplating exchanging. Before exchanging  your shares for shares of another mutual fund that is distributed by the Distributor and offered through another  prospectus,  you should request the prospectus of the mutual fund into which you are  contemplating  exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

The exchange privilege may be changed or discontinued any time at the discretion of the  management  of the  Funds  upon 60 days'  notice  to  shareholders.  The exchange  privilege  is not  intended as a vehicle for  short-term  or excessive trading.  At the  discretion  of the  management  of the  Funds  upon  notice to shareholders, this privilege may be changed or discontinued at any time.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Funds at (800) 888-2461,  on weekdays (except holidays) between the hours of
7:00 a.m. and 6:00 p.m. Central time.  Exchange  requests  received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate  form may not be exchanged by  telephone.  The  telephone  exchange  privilege is only permitted between accounts with identical  registration.  The Investment Manager
has  established  procedures  to  confirm  that  instructions   communicated  by
telephone  are  genuine and will be liable for any losses due to  fraudulent  or unauthorized  instructions,  if it fails to  comply  with  its  procedures.  The
Investment  Manager's  procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the  Security  Funds from which and into which the  exchange is to be made,  and such  instructions  must be received on a recorded line.  Neither the Funds, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost or expense  arising out of any request,  including any  fraudulent  request
provided  the  Investment   Manager  complied  with  its  procedures.   Thus,  a
shareholder who authorizes  telephone exchanges may bear the risk of loss from a fraudulent or unauthorized  request.  This telephone  exchange  privilege may be changed or  discontinued  at any time at the discretion of the management of the
Funds.  In  particular,  the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon  present  provisions  of the  Internal
Revenue  Code of 1986,  as amended (the  "Code"),  the  regulations  promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult  their own tax advisors with regard to the federal tax  consequences  of the purchase,  ownership,  and  disposition  of Fund shares,  as well as the tax consequences  arising  under the laws of any state,  foreign  country,  or other taxing jurisdiction.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment  company  under the Internal  Revenue  Code of 1986,  as amended (the
"Code").  To qualify as a regulated  investment  company,  each Fund must, among other  things:  (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the Funds,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A distribution,  including an "exempt-interest  dividend," will be treated as paid on December 31 of the calendar  year if it is declared by a Fund in October,  November or  December of that year to  shareholders  of record on a date in such a month  and  paid by the  Fund  during  January  of the  following calendar year.  Such  distributions  are taxable to shareholders in the calendar year in which the distributions  are declared,  rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially  all of its investment  company taxable income (as determined for U.S. tax purposes)  within applicable  time periods,  the Fund would not qualify for the favorable  federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition,  the  ability  of a Fund to obtain  timely  and  accurate  information relating  to its  investments  is a  significant  factor in  complying  with the requirements  applicable to regulated investment companies in making tax-related computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

It is the policy of Diversified  Income,  High Yield and Municipal Bond Funds to
pay dividends from net investment income monthly.  It is the policy of the Funds to make  distributions  of  realized  capital  gains  (if any) in  excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares  of the  Funds  bear most of the  costs of  distribution  of such  shares through payment of a front-end sales charge, while Class B and Class C shares of
the  Funds  bear  such  costs  through  a  higher   distribution  fee,  expenses
attributable  to Class B and Class C shares,  generally  will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class
C shares generally will be lower than those paid with respect to Class A shares.
All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date  (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously  notified  in  writing  by the  shareholder  that such  dividends  or distributions  are to be received in cash. A  shareholder  may request that such dividends  or  distributions  be directly  deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or  distributions paid with  respect to Class A shares  may,  at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

Income Opportunity Fund's policy is to declare daily dividends of all of its net investment  income each day the Fund is open for  business.  Such  dividends are automatically  credited to shareholder  accounts.  Unless  shareholders elect to receive cash, they will receive such dividends in additional shares on the first business  day of  each  month  at the  NAV on that  date.  If  cash is  desired, investors  may indicate so in the  appropriate  section of the  application  and checks  will be mailed  within five  business  days after the  beginning  of the month.

Cash Fund's  policy is to declare daily  dividends of all of its net  investment income each day the Fund is open for  business,  increased  or  decreased by any realized capital gains or losses.  Such dividends are automatically  credited to shareholder  accounts.  Unless  shareholders  elect to receive  cash,  they will receive such  dividends in additional  shares on the first  business day of each month at the NAV on that date. If cash is desired,  investors may indicate so in the appropriate section of the application and checks will be mailed within five business  days after the  beginning  of the month.  The amount of  dividend  may fluctuate  from day to day. If on any day net realized or  unrealized  losses on portfolio  securities  exceed Cash  Fund's  income for that day and results in a decline of NAV per share below $1.00,  the dividend for that day will be omitted until the NAV per share subsequently returns to $1.00 per share.

The Funds will not pay dividends or  distributions  of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term  capital  gains by Income  Fund or Cash Fund are  taxable as ordinary income  whether  received in cash or  reinvested in  additional  shares.  To the extent that  Municipal  Bond Fund's  dividends  are derived from interest on its temporary taxable  investments or from an excess of net short-term  capital gain over net long-term  capital loss,  its dividends are taxable as ordinary  income whether received in cash or reinvested in additional  shares.  Such dividends do not qualify for the dividends-received deduction for corporations.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term  capital  gain.  Net capital gains from assets  held for one year or less will be taxed as  ordinary  income.
Distributions  will be subject to these  capital  gains rates  regardless of how long a  shareholder  has held Fund shares.  Because Cash Fund  normally will not invest in  securities  having a  maturity  of more than one year,  it should not realize any long-term  capital  gains or losses.  Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Current  tax law  generally  provides  for a  maximum  tax rate  for  individual taxpayers of 15% on long-term capital gains and on certain  qualifying  dividend income.  The rate  reductions do not apply to corporate  taxpayers or to foreign shareholders.  Each Fund will be able to separately  designate  distributions of any qualifying  long-term  capital gains or qualifying  dividends  earned by the
Fund that would be eligible for the lower maximum rate. A shareholder would also have  to  satisfy  a  more  than  60-day  holding  period  with  respect  to any distributions  of  qualifying  dividends  in order to obtain the  benefit of the lower rate.  Distributions  from income derived from interest on bonds and other debt  instruments  will not  generally  qualify  for the lower  rates.  Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its shareholders.  The Fund will be so qualified if, at the close of each quarter of its  taxable  year,  at least 50% of the value of its total  assets  consists of securities  on which the  interest  payments are exempt from federal tax. To the extent that Municipal Bond Fund's  dividends  distributed  to  shareholders  are derived  from  earnings  on  interest  income  exempt  from  federal tax and are designated as  "exempt-interest  dividends" by the Fund, they will be excludable from a  shareholder's  gross income for federal  income tax purposes.  Municipal
Bond Fund will  inform  shareholders  annually  as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

Opinions  relating to the validity of municipal  securities and the exemption of interest  thereon  from  federal  income tax are rendered by bond counsel to the issuer.  Neither the Investment  Manager nor Municipal Bond Fund's counsel makes any review of  proceedings  relating to the issuance of municipal  securities or the basis of such opinions.

From  time to time,  proposals  have been  introduced  before  Congress  for the purpose of  restricting  or  eliminating  the federal  income tax  exemption for interest on future  issues of  municipal  securities.  It can be  expected  that similar  proposals  may be  introduced  in the future.  If such a proposal  were enacted,  the  availability of municipal  securities for investment by Municipal
Bond Fund and the  value of the  Fund's  portfolio  would be  affected.  In that event,  the  Directors  would  reevaluate  the Fund's  investment  objective and policies.

Interest on certain types of private activity bonds (for example, obligations to finance  certain  exempt  facilities  which may be leased to or used by  persons other than the issuer) will not be exempt from federal  income tax when received by "substantial  users" or persons related to "substantial  users" as defined in the Internal Revenue Code. The term  "substantial  user" generally  includes any
"non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private  activity  bonds.  Municipal Bond Fund may invest  periodically  in private  activity bonds and,  therefore,  may not be an appropriate  investment for entities which are  substantial  users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual  will not be a related  person of a  substantial  user under the Code unless the person or his immediate family (spouse,  brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

In order to ensure that the interest on municipal  securities subject to puts in tax-exempt  to the Municipal  Bond Fund,  the Fund will limit its use of puts in accordance  with  current  interpretations  or rulings of the  Internal  Revenue
Service  (IRS).  The IRS has  issued a ruling  (Rev.  Rul.  82-144)  in which it determined that a regulated  investment company was the owner, for tax purposes, of municipal  securities subject to puts (with the result that interest on those securities would not lose its tax-exempt  status when paid to the company).  The
IRS position in Rev. Rul. 82-144 relates to a particular factual  situation,  in which  (i) the  price  paid  for the puts was in  addition  to the  price of the municipal securities subject to the puts, (ii) the puts established the price at
which  the  seller  must  repurchase  the   securities,   (iii)  the  puts  were
nonassignable  and terminated upon disposal of the underlying  securities by the fund,  (iv) the puts were for periods  substantially  less than the terms of the underlying  securities,  (v) the  puts  did not  include  call  arrangements  or restrict  the  disposal of the  underlying  securities  by the fund and gave the seller no rights to the underlying securities, (vi) the securities were acquired by the fund for its own account and not as security  for a loan from the seller, and (vii) the primary purpose of the puts was to increase fund liquidity  rather than to shift risk of loss.

Federal  tax law  imposes  an  alternative  minimum  tax  with  respect  to both corporations and individuals based on certain items of tax preference.  Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private  entities  (but not to certain  tax-exempt  organizations such as  universities  and  non-profit  hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income.  To the extent that the Fund receives income from municipal  obligations treated as a tax preference item for purposes of the alternative  minimum tax, a portion of the  dividends  paid by it,  although  otherwise  exempt from federal income  tax,  will be  taxable  to  shareholders  to the  extent  that their tax liability will be determined  under the  alternative  minimum tax. The Fund will annually  supply  shareholders  with a report  indicating the percentage of Fund income attributable to municipal  obligations subject to the alternative minimum tax.  Additionally,  taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt  interest  (including  exempt-interest  dividends on shares of the Fund) received or accrued during the year.

In  addition,  for  corporations,  the  alternative  minimum  taxable  income is increased  by a  percentage  of the  amount by which an  alternative  measure of income ("adjusted  current  earnings,"  referred to as "ACE") exceeds the amount otherwise  determined to be the alternative minimum taxable income.  Interest on all municipal obligations,  and therefore all exempt-interest  dividends paid by the Fund, is included in calculating  ACE.  Taxpayers that may be subject to the alternative  minimum tax should consult their tax advisers  before  investing in the Municipal Bond Fund.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending  upon the  shareholders'  basis in their shares.  Such gain or loss  will be  capital  gain or loss if the  shares  are  capital  assets in the shareholder's  hands,  and will be taxable to shareholders as long-term  capital gains if the  shares had been held for more than one year at the time of sale or redemption.  Net  capital  gains on  shares  held for less than one year will be taxable to shareholders at the same rates as ordinary  income.  Investors should be aware that any loss realized upon the sale,  exchange or redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with respect to such shares.  In addition,  any loss realized on a sale,  exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the  reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of a Fund may not be taken into account in  determining  the gain or loss on the  disposition  of those shares.  This rule applies in  circumstances  when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

Up to 85% of an  individual's  Social  Security  benefits  and certain  railroad retirement  benefits  may be  subject to federal  income  tax.  Along with other factors,  total  tax-exempt  income,  including  any  exempt-interest  dividends received  from  Municipal  Bond Fund, is used to calculate the portion of Social
Security benefits that is taxed.

Under the Internal  Revenue Code, a shareholder  may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal  Revenue Service for determining  when borrowed funds are considered  used for the purposes of purchasing or carrying  particular  assets, the purchase of shares may be considered  to have been made with borrowed  funds even though the  borrowed  funds are not  directly  traceable to the purchase of shares.

Each Fund generally will be required to withhold federal income tax at a rate of
28%  ("backup  withholding")  from  dividends  paid (other than  exempt-interest dividends),  capital gain distributions and redemption  proceeds to shareholders
if  (1)  the  shareholder   fails  to  furnish  the  applicable  Fund  with  the
shareholder's correct taxpayer  identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report  properly  certain  interest and dividend income to the IRS and to respond to notices to that  effect;  or (3) when  required  to do so, the shareholder  fails  to  certify  that  he  or  she  is  not  subject  to  backup withholding.  Any amounts  withheld  may be credited  against the  shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution  would be  disadvantageous  because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the  dividends  or  distributions.  In  addition  all or a  portion  of  such dividends or distributions,  although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Certain carrying charges (including  interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted  currently.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

Under a  recently  enacted  tax law,  certain  hedging  activities  may  cause a dividend that would  otherwise be subject to the lower tax rate  applicable to a
"qualifying  dividend,"  to  instead be taxed as the rate of tax  applicable  to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase price is "market  discount." If the amount of market  discount  is more than a de minimus  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal  payment first to the portion of the market  discount on the debt security  that has accrued but has not  previously  been  includable in income. In general, the amount of market discount that must be included for each period is equal to the  lesser of (i) the  amount  of market  discount  accruing during  such period  (plus any accrued  market  discount  for prior  periods not previously taken into account) or (ii) the amount of the principal  payment with respect to such period. Generally,  market discount accrues on a daily basis for each day the debt  security  is held by a Fund at a constant  rate over the time remaining to the debt security's  maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual  compounding of interest.  Gain realized on the disposition of a market  discount  obligation must be recognized as ordinary  interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale,  forward  contract or other  transaction  that  substantially reduces  the risk of loss with  respect  to the  appreciated  position.  In that event,  the Fund would be treated as if it had sold and immediately  repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The  character  of gain from a  constructive  sale would  depend upon the
Fund's  holding period in the property.  Loss from a constructive  sale would be recognized  when the property was  subsequently  disposed of, and its  character would depend on the Fund's  holding  period and the  application of various loss deferral  provisions of the Code.  Constructive sale treatment does not apply to transactions if such  transaction is closed before the end of the 30th day after the  close  of the  Fund's  taxable  year  and the Fund  holds  the  appreciated financial  position  throughout  the 60-day period  beginning  with the day such transaction was closed, if certain conditions are met.

REITs -- The High  Yield  Fund  may  invest  in real  estate  investment  trusts
("REITs").  REITs are pooled investment vehicles that invest primarily in income producing  real  estate or real estate  related  loans or  interests.  REITs are generally classified as equity REITs,  mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs primarily invest directly in real property and derive  income  from the  collection  of  rents.  Equity  REITs  may  also  sell properties  that have  appreciated in value and thereby  realize  capital gains.
Mortgage REITs invest  primarily in real estate mortgages and derive income from interest payments.  Like regulated investment companies,  REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay  distributions  to their  shareholders  based upon available cash flow from operations.  In many cases, because of "non-cash" expenses such as property depreciation,  an equity  REIT's cash flow will exceed its earnings and profits.
Distributions  received  from  a REIT  do not  qualify  for  the  intercorporate dividends  received  deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders.  However,  return of capital distributions reduce tax basis in the
REIT shares.  Once a shareholder's  cost basis is reduced to zero, any return of capital is taxable as a capital gain. The High Yield Fund intends to include the gross dividends  received from such REITs in its  distributions to shareholders, and accordingly,  a portion of that fund's  distributions may also be designated as a return of  capital.  REITs often do not provide  complete  tax  information until after the calendar year-end. Consequently, because of the delay, it may be necessary  for the High Yield Fund to extend the  deadline for issuance of Forms
1099-DIV beyond January 31.

FOREIGN  TAXATION  -- Income  received by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Funds'  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore,  the amount of the  foreign  tax credit  that is  available  may be limited to the extent that dividends from a foreign  corporation qualify for the lower tax rate on "qualifying dividends."

REDEMPTION CHARGE -- For convenience,  the redemption charge applicable to Class
A shares of the Income  Opportunity  Fund is  referred  to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such  circumstances,  there is also authority,  which the Income  Opportunity
Fund intends to follow,  that a fund does not recognize  income.  It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income  Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

BACKUP  WITHOLDING  -- The Funds are  required by law to withhold 28% of taxable dividends and  distributions  to  shareholders  who do not furnish their correct taxpayer  identification  number,  or who are  otherwise  subject  to the backup withholding provisions of the Code.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Persons who may be "substantial  users" (or "related  persons" of substantial  users) of  facilities  financed by private  activity  bonds  should consult their tax adviser before  purchasing  Municipal  Bond Fund shares.  (See above.)  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance  of shares of common  stock in one or more  classes  or series  and the
Articles of Cash Fund provide for the issuance of stock in one or more series.

Income Fund has  authorized  the issuance of an  indefinite  number of shares of capital  stock of $1.00 par  value  and  currently  issues  its  shares in three series, Diversified Income Fund, High Yield Fund, Income Opportunity and Capital
Preservation Fund. The shares of each Series of Income Fund represent a pro rata beneficial  interest in that  Series' net assets and in the earnings and profits or losses  derived from the  investment of such assets.  Municipal Bond and Cash
Funds have not  issued  shares in any  additional  series at the  present  time.
Municipal  Bond and Cash Funds have  authorized  the  issuance of an  indefinite number of shares of capital stock of $0.10 par value.

Municipal Bond Fund currently issues two classes of shares.  Diversified  Income
Fund,  High Yield Fund and Income  Opportunity  currently issue three classes of shares.  Each class participates  proportionately  based on its relative NAVs in dividends and distributions  and has equal voting,  liquidation and other rights except that (i) expenses  related to the distribution of each class of shares or other  expenses that the Board of Directors may designate as class expenses from time to time,  are borne  solely by each  class;  (ii) each  class of shares has exclusive voting rights with respect to any  Distribution  Plan adopted for that class; (iii) each class has different exchange  privileges;  and (iv) each class has a different designation. When issued and paid for, the shares of Diversified
Income, High Yield,  Income  Opportunity,  Municipal Bond and Cash Funds will be fully paid and nonassessable by the Funds.  Shares may be exchanged as described under "How to Exchange Shares," but will have no other  preference,  conversion,
exchange  or  preemptive  rights.   Shares  are  transferable,   redeemable  and
assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the Series of Income Fund vote  together  with each share having one vote. On other matters affecting a particular Series,  such as the investment  advisory contract or the fundamental  policies,  only shares of that Series are  entitled to vote,  and a majority  vote of the shares of that  Series is  required  for  approval  of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank,  N.A.,  928 Grand  Avenue,  Kansas  City,  Missouri  64106 acts as the custodian for the portfolio  securities of Diversified  Income Fund,  High Yield
Fund,  Municipal  Bond Fund and Cash Fund.  State Street Bank and Trust Company,
225 Franklin,  Boston,  Massachusetts 02110, acts as custodian for the portfolio securities of Income Opportunity Fund. Security Management Company,  LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City,  Missouri 64105-2143 has been selected by the Funds to serve as the Funds'
independent  registered  public  accounting  firm, and as such, will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent  yield for  Municipal  Bond Fund and average  annual total return and aggregate total return for Municipal Bond and Income Funds.

For Cash Fund,  the  current  yield will be based upon the seven  calendar  days ending on the date of calculation ("the base period").  The total net investment income  earned,  exclusive of realized  capital  gains and losses or  unrealized appreciation  and  depreciation,  during  the  base  period,  on a  hypothetical pre-existing  account having a balance of one share will be divided by the value of the account at the beginning of that period.  The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield.

Investors  should  recognize  that  investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

There is no  assurance  that a yield quoted will remain in effect for any period of time.  Inasmuch as certain  estimates must be made in computing average daily yield,  actual  yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio,  the portfolio quality and average maturity of such  instruments,  changes in interest  rates and the actual Fund  expenses.
Yield  computations  will  reflect the  expense  limitations  described  in this
Prospectus under "Investment Manager."

Quotations  of average  annual  total  return will be  expressed in terms of the average  annual  compounded  rate of  return  of a  hypothetical  investment  in
Diversified  Income Fund, High Yield Fund or Municipal Bond Fund over periods of
1, 5 and 10  years  (up to the life of the  Fund),  calculated  pursuant  to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  All average annual total return  figures will reflect the  deduction of the maximum  initial sales load in the case of  quotations  of  performance  of Class A shares or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B shares  and Class C shares and a  proportional  share of
Fund  expenses  on  an  annual   basis,   and  assume  that  all  dividends  and
distributions are reinvested when paid.

The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period).  All aggregate  total return  figures will assume that all dividends and  distributions  are reinvested  when paid. The Funds may, from time to time,  include  quotations of total return that do not reflect deduction of the sales load  which,  if  reflected,  would  reduce the total  return  data quoted.

The Funds may also quote after-tax  total returns and tax efficiency.  After-tax returns show the Funds'  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Funds'  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling your shares of the Funds at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                P(1+T)^n = ATR(D)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions),  n= number of years,  ATRD = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                               P(1+T)^n = ATR(DR)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after taxes on  distributions  and redemptions,  n= number of years,  ATR(DR) =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

RETIREMENT PLANS

Diversified  Income,  High  Yield,  Income  Opportunity  and  Cash  Funds  offer tax-qualified  retirement plans for individuals (Individual Retirement Accounts, known as IRAs), Roth IRAs, SIMPLE IRAs,  several prototype  retirement plans for the self-employed (Keogh plans),  pension and profit-sharing  plans, and Section
403(b)  custodial  account  plans for  employees  of public  school  systems and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases of Diversified  Income,  High Yield,  Income Opportunity and Cash Fund
shares  under any of these  plans are made at the  public  offering  price  next determined after  contributions  are received by the  Distributor.  Shares owned under any of the plans have full dividend and redemption  privileges.  Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in  installment  payments  over a specified  period.  There are  possible penalties for premature distributions from such plans.

Security Management  Company,  LLC is available to act as custodian for IRAs and
403(b)  custodial  account plans on a fee basis.  In 2003, UMB Bank,  n.a. began serving  as  custodian  of the plans.  For IRAs,  Roth IRAs,  SIMPLE  IRAs,  and
Simplified  Employee  Pension  (SEP)  plans,  service  fees for  such  custodial services currently are $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans."
Service fees for other types of plans will vary. These fees may be deducted from the plan assets.  Optional  supplemental  services are  available  from Security
Benefit Life Insurance Company or other affiliates for additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that the investment  objective and structure of  Diversified  Income,
High Yield, Income Opportunity and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

A brief description of the available tax-qualified  retirement plans is provided below.  However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself.  Therefore, no attempt is made to provide  more than general  information  about the various types of qualified plans.  Because Municipal Bond Fund's investment objective is to obtain a high level of interest  income exempt from federal taxes,  Municipal
Bond Fund is not an appropriate investment for retirement plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in shares of  Diversified  Income,  High Yield,  Income  Opportunity
and/or Cash Funds,  or in other funds in the Security  Funds.  An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum  initial  investment  of at least  $100.  A $10  annual  fee is charged for  maintaining  the account.  For further  information  regarding  the establishment  of an IRA,  please refer to IRS  Publication 590 and consult your tax adviser.

TRADITIONAL  IRAS. In general,  if you are under age 70 1/2,  and you (or if you file a joint return,  your spouse) have taxable  compensation,  you may set up a
Traditional IRA and make annual IRA  contributions of 100% of your earned income under  current  tax law or the  applicable  dollar  amount as shown in the table below, whichever is less:

                         ==============================
                               TAX YEAR          AMOUNT
                         ------------------------------
                             2005 - 2007         $4,000
                         2008 and thereafter     $5,000
                         ==============================

The $5,000 limit will be adjusted for inflation in $500 increments for tax years generally  beginning  after the 2008 tax year.  Taxable income  includes  wages, salaries,  and other amounts  reported in box 1 of Form W-2, as well as earnings from  self-employment.  If you file a joint return and your taxable compensation is less  than  that of your  spouse,  you may  make  annual  contributions  to a
Traditional IRA equal to the lesser of the applicable sum set forth in the table above,  or the  sum of (i)  your  taxable  compensation  and  (ii)  the  taxable compensation  of your  spouse,  reduced  by the  amount  of his or her  (Roth or traditional)  IRA  contribution for the year. If you are age 50 or over, you may make an additional  catch up contribution to your Traditional IRA of $500 during the tax  years  of  2003-2005,  or  $1,000  for the  2006  tax  year or any year thereafter.  This means that the total combined  contributions  that can be made for the year to your IRA and your  spouse's IRA can be as much as $6,000 in 2003
($6,500  if only one of you is 50 or older  or  $7,000  if both of you are 50 or older).  If both of you and your  spouse  have  compensation  and are  under age
70 1/2, you both cannot participate in the same account.  Amounts contributed to a Traditional  IRA generally may be deductible  for federal income tax purposes.
However,  if either  you or your  spouse are  covered  by an  employer-sponsored retirement  plan,  the  amount  you can  deduct  may be  reduced  or  eliminated depending  on your  income  status.  If you do not know  whether  your  employer maintains a retirement  plan or whether you are covered under the plan,  contact your employer or tax adviser.  Even if your ability to deduct contributions to a
Traditional IRA is limited,  you may still make  contributions  up to the limits described  above. In general,  you may also make a contribution to a Traditional
IRA by "rolling  over" all or a portion of a  distribution  you  receive  from a qualified  retirement plan (such as a pension or  profit-sharing  plan, a 401(k)
plan,  a 403(b)  tax-sheltered  annuity,  or a 457  deferred  compensation  plan maintained  by a  governmental  entity)  or  another  Traditional  IRA.  Amounts distributed  from a Traditional  IRA and eligible  rollover  distributions  from qualified  retirement  plans  will  not be  includible  in  income  if they  are contributed to a Traditional IRA in a rollover  transaction  which meets certain
conditions;   however,  a  federal  withholding  tax  may  be  imposed  on  such distributions.  Consult your  professional  tax adviser for complete  details on
Traditional IRAs.

Such rollover  contributions  are not subject to the  limitations  on annual IRA contributions described above.

ROTH IRAs

Regardless  of your age, you may be able to establish a Roth IRA.  Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable  requirements are met, earnings in the account  accumulate tax free, and all withdrawals are also tax free. Generally,  you may contribute sums annually  to a Roth IRA  equal to the  lesser  of 100% of  earned  income or the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                             2005 - 2007         $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds  certain  amounts.  The maximum amount you may  contribute  will also be reduced by any amounts  that you  contribute  to a traditional  IRA. If you are age 50 or over, you may make an additional catch up contribution  to your  Roth IRA of $500  during  the tax years of  2003-2005  or
$1,000  if it is during  the 2006 tax year or any year  thereafter.  If  certain requirements  are met you can roll over amounts from a Traditional IRA to a Roth
IRA. The amount rolled over generally  will be included in your taxable  income.
You may also roll over amounts  from one Roth IRA to another  Roth IRA.  Consult your professional tax adviser for complete details on Roth IRAs.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A Coverdell  Education  Savings Account is a trust or custodial  account created for the  purpose  of paying  the  qualified  elementary,  secondary,  and higher education expenses of a designated  beneficiary,  i.e., a child under the age of
18 (or a  special  needs  beneficiary)  at the  time  of the  contributions.  In general,  for elementary and secondary  schools,  qualified  education  expenses include expenses  incurred while the beneficiary is in attendance or enrolled at an  elementary  or secondary  school  (i.e.,  kindergarten  through grade 12, as defined by state law).  The school may be either a public,  private or religious school.  Elementary  and  secondary  education  expenses  include  expenses  for tuition,  fees, books,  supplies and equipment,  academic tutoring,  purchase of computer  technology or equipment or Internet  access or related  services;  and expenses for room and board,  uniforms,  transportation and supplementary  items and services as required or provided by the school.  Qualified  higher education expenses  include  expenses for tuition,  fees,  books,  supplies and  equipment required for the  designated  beneficiary  of the  Coverdell  Education  Savings
Account to attend an eligible educational  institution.  Any individual may make contributions  to a Coverdell  Education  Savings  Account so long as his or her
modified   adjusted  gross  income  does  not  exceed  maximum  IRS  limits,  as applicable.  The  maximum  total  contributions  that may be made to a Coverdell
Education  Savings  Account  for each  child is $2,000  per year.  This limit is reduced for single taxpayers with modified adjusted gross income between $95,000 and $110,000 and between  $190,000  and  $220,000 for married  taxpayers  filing joint  returns.  Individuals  with adjusted gross income above these amounts may not contribute to a Coverdell Education Savings Account. Generally,  amounts may be rolled over from a Coverdell  Education  Savings Account to another Coverdell
Education  Savings Account  established for the same  beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals
from  Coverdell   Education  Savings  Accounts  to  pay  qualified   elementary,
secondary,  and higher education expenses.  Other withdrawals  generally will be subject  to tax.  Because  these  rules are  complex,  you should  consult  your professional  tax adviser for complete  details on Coverdell  Education  Savings
Accounts.

SIMPLE IRAS

In general, a Savings Incentive Match Plan for Employees  ("SIMPLE") plan may be established  by an employer with 100 or fewer  employees,  and generally must be the only retirement  plan maintained by the employer.  Under a SIMPLE plan using
SIMPLE  IRAs,  a SIMPLE IRA is created  for each  eligible  employee  which,  in general,  includes all  employees  who received at least $5,000 in  compensation during  any two  years  preceding  the  year  for  which  eligibility  is  being determined (i.e., the current year) and is reasonably  expected to earn at least
$5,000 during the current year. Under a SIMPLE IRA plan,  eligible employees can elect to  contribute  a portion  of their  salary to their  SIMPLE  IRA.  (These contributions are referred to as "elective  deferrals.")  Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below:

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                    2005 and thereafter       $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA in an amount up to the lesser of
(i)  your  compensation  for  the tax  year,  reduced  by all of  your  elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                    =======================================
                                               ADDITIONAL
                        TAX YEAR            CATCH UP AMOUNT
                    ---------------------------------------
                           2005                 $2,000
                    2006 and thereafter         $2,500
                    =======================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning  after  the 2006 tax  year.  In  addition  to  elective  deferrals  by employees,  under a SIMPLE IRA plan,  employers  must make either:  (i) matching contributions equal to each employee's elective deferral,  up to a maximum of 3%
of the  employee's  compensation,  or (ii)  nonelective  contributions  of 2% of compensation  for each  eligible  employee  (subject to reduction and to certain limits).  Employer  contributions  to SIMPLE IRAs are excluded  from  employees'
gross income and are  deductible  by the  employer.  SIMPLE IRAs  generally  are subject to the same  distribution  and rollover  rules that apply to Traditional
IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only  after the  employee  has  participated  in the SIMPLE IRA plan for at least two years. The rules governing the establishment and operation of a SIMPLE plan are complicated, and any employer wishing to establish a SIMPLE plan should consult with its tax adviser.

PENSION AND PROFIT-SHARING PLANS

Prototype pension or  profit-sharing  plans meeting the requirements of Internal
Revenue Code Section 401(a) are available.  Information  concerning  these plans may be obtained from Security Distributors, Inc.

403(b) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements  of Internal  Revenue Code Section  501(c)(3)  may  participate  in custodial  account plans funded by their  employers  with shares of  Diversified
Income,  Income  Opportunity  and/or  High  Yield  Funds or  other  funds in the
Security Funds in accordance with Code Section 403(b). Class A shares may not be available to custodial  account  plans of the  Investment  Manager  opened on or after June 5, 2000. The minimum initial or subsequent  investment in a custodial account  plan is $50. An annual  administration  fee of $25 is required for each custodial  account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions  may commence,  and the number and amount of any loans  requested.
Because  these  rules are  complex,  you should  consult  with a tax adviser for complete details.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A  Simplified  Employee  Pension  Plan  ("SEP")  are IRAs  that are  created  in connection  with a written  plan  established  and  maintained  by an  employer.
SEP-IRAs must be created for each qualifying  employee of the employer under the terms of the SEP. SEPs must provide for discretionary employer contributions. In other words,  employers are not required to make  contributions to SEP-IRAs each year, but if they do make  contributions for any year, the contributions must be based on a  specific  allocation  formula  set  forth  in the SEP,  and must not discriminate in favor of highly compensated employees. In general,  SEP-IRAs are subject to an overall annual limitation on contributions  equal to the lesser of
25%  of  each  participant's  salary,  or  $40,000.  Contributions  to  SEP-IRAs generally  are  deductible  by the  employer,  subject to  certain  limitations.
SEP-IRAs  generally are subject to the same distribution and rollover rules that apply to Traditional  IRAs. The rules governing the  establishment and operation of a SEP-IRA are  complicated,  and any employer  wishing to establish a SEP-IRA should consult with its tax adviser.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds' audited
Annual  Report dated  December  31, 2004 for the fiscal year ended  December 31,
2004,  are  incorporated  herein  by  reference,  including  notes  thereto  and independent  registered public  accounting firm's report thereon.  Copies of the
Annual  Report  are  provided  to  every  person  requesting  the  Statement  of
Additional Information.